As filed with the Securities and Exchange Commission on or about April 30, 2019

Registration No. 033-50390

Investment Company Act File No. 811-07076

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	[X]
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 69	[X]
Registration Statement Under The Investment Company Act Of 1940	[X]
Amendment No. 70	[X]

WILSHIRE MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 866-591-1568

(Name and Address of Agent for Service)	Copy to:
Jason Schwarz	Renee Hardt
c/o Wilshire Associates Incorporated	Vedder Price P.C.
1299 Ocean Avenue, Suite 700	222 North LaSalle Street
Santa Monica, California 90401	Chicago, Illinois 60601

It is proposed that this filing will become effective

[X]	immediately upon filing pursuant to paragraph (b);
[ ]	on [] pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on ______ pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2);
[ ]	on ______ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus	W I L S H I R E	April 30, 2019

M U T U A L F U N D S , I N C .

Large Company Growth Portfolio

Investment Class Shares (DTLGX)

Institutional Class Shares (WLCGX)

Large Company Value Portfolio

Investment Class Shares (DTLVX)

Institutional Class Shares (WLCVX)

Small Company Growth Portfolio

Investment Class Shares (DTSGX)

Institutional Class Shares (WSMGX)

Small Company Value Portfolio

Investment Class Shares (DTSVX)

Institutional Class Shares (WSMVX)

Wilshire 5000® Index Fund

Investment Class Shares (WFIVX)

Institutional Class Shares (WINDX)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)

Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)

Institutional Class Shares (WIOPX)

http://advisor.wilshire.com

The Prospectus gives you important information about the Wilshire Mutual Funds, Inc. that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000® Index Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Fund” and collectively, the “Funds”), each Fund a series of Wilshire Mutual Funds, Inc., will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-591-1568 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex or at your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these mutual funds or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of a mutual fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a mutual fund.

FUND SUMMARIES

Large Company Growth Portfolio

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.31%	0.23%
Total Annual Portfolio Operating Expenses	1.31%	0.98%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$133	$415	$718	$1,579
Institutional Class	$100	$312	$542	$1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the large company growth segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations— within the market capitalization range and composition of the companies composing the Russell 1000® Growth Index (as of December 31, 2018, this range was between approximately $3.47 billion and $738.94 billion). The market capitalization and composition of the companies in the Russell 1000® Growth Index are subject to change.

●	The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

●	The Portfolio invests in companies that historically have above average earnings, cash flow growth or sales growth and retention of earnings, often such companies have above average price to earnings ratios. The Portfolio may focus its investments in companies in one or more economic sectors.

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 1000® Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk-adjusted basis.

Victory Capital Management Inc. (“Victory Capital”). Victory Capital constructs its portion of the Portfolio by investing its assets in stocks of approximately 25 to 35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. Victory Capital analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills, and perceived prospects for earnings growth when deciding which stocks to buy and sell for its portion of the Portfolio. Victory Capital sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

The Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competititors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable eff orts to protect against such events, but there is no guarantee that such eff orts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Sector Risk. If the Portfolio focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.69% (quarter ended 3/31/12) and the lowest return for a quarter was (15.53)% (quarter ended 9/30/11).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns

(periods ended December 31, 2018)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	(1.90)%	8.08%	13.10%
Return After Taxes on Distributions	(5.21)%	4.92%	11.13%
Return After Taxes on Distributions and Sale of Shares	1.35%(1)	5.88%	10.64%
Institutional Class
Return Before Taxes	(1.58)%	8.43%	13.47%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses or taxes)	(1.51)%	10.40%	15.29%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Loomis Sayles

Aziz V. Hamzaogullari, CFA, is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles and Portfolio Manager of the Portfolio. Mr. Hamzaogullari has served as Portfolio Manager since September 2015.

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Victory Capital

Erick F. Maronak, Chief Investment Officer of Victory Capital’s NewBridge Asset Management investment franchise and Lead Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since January 2007.

Scott R. Kefer, CFA, Senior Portfolio Manager/Analyst of Victory Capital’s NewBridge Asset Management investment franchise and Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since January 2007.

Jason E. Dahl, CFA, Senior Portfolio Manager/Analyst of Victory Capital’s NewBridge Asset Management investment franchise and Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since January 2007.

Michael B. Koskuba, Senior Portfolio Manager/Analyst of Victory Capital’s NewBridge Asset Management investment franchise and Portfolio Manager of the Portfolio. Mr. Koskuba has served as Portfolio Manager since January 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Large Company Value Portfolio

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable subcategory of the Wilshire 5000® Index is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.22%
Total Annual Portfolio Operating Expenses	1.24%	0.97%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$126	$393	$681	$1,500
Institutional Class	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the large company value segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock of companies with larger market capitalizations—within the market capitalization range and composition of the companies composing the Russell 1000® Value Index (as of December 31, 2018, this range was between approximately $4.22 billion and $502.15 billion).

The market capitalization range and composition of the companies in the Russell 1000® Value Index are subject to change.

●	The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

●	The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 1000® Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

Pzena Investment Management, LLC (“Pzena”). Pzena, a deep value manager, focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). BHMS is a value-oriented manager with a bottom-up, fundamentally driven investment process that emphasizes total return produced from a combination of cash dividends, growth of dividends and capital appreciation. In managing its portion of the Portfolio, BHMS utilizes its active investment approach, designed to protect assets and generate current income in declining markets and to produce attractive capital appreciation in robust market environments. BHMS takes a contrarian approach that looks for stocks with attractive valuations.

The Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competititors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable eff orts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 9/30/09) and the lowest return for a quarter was (19.31)% (quarter ended 9/30/11).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(11.71)%	4.20%	10.60%
Return After Taxes on Distributions	(13.39)%	1.83%	9.26%
Return After Taxes on Distributions and Sale of Shares	(5.67)%(1)	2.90%	8.57%
Institutional Class
Return Before Taxes	(11.47)%	4.44%	10.84%
Russell 1000 Value Index
(reflects no deduction for fees, expenses or taxes)	(8.27)%	5.95%	11.18%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2013.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since April 2013.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since April 2013.

Pzena

Richard S. Pzena, Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since December 2004.

Benjamin Silver, Principal and Portfolio Manager of Pzena and Portfolio Manager of the Portfolio. Mr. Silver has served as Portfolio Manager since May 2015.

John Flynn, Principal and Portfolio Manager of Pzena and Portfolio Manager of the Portfolio. Mr. Flynn has served as Portfolio Manager since January 2017.

BHMS

Ray Nixon, Jr., Executive Director of BHMS and Portfolio Manager of the Portfolio. Mr. Nixon has served as Portfolio Manager since June 2016.

Lewis Ropp, Managing Director of BHMS and Portfolio Manager of the Portfolio. Mr. Ropp has served as Portfolio Manager since
June 2016.

Brian Quinn, CFA, Director of BHMS and Portfolio Manager of the Portfolio. Mr. Quinn has served as Portfolio Manager since
June 2016.

Brad Kinkelaar, Managing Director of BHMS and Portfolio Manager of the Portfolio. Mr. Kinkelaar has served as Portfolio Manager since September 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Small Company Growth Portfolio

Investment Objective

The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the small-cap growth sub-category.

Fees and Expenses of the Small Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class

Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.42%
Total Annual Portfolio Operating Expenses	1.54%	1.27%
Less Fee Waiver(1)	(0.19)%	(0.17)%
Total Annual Portfolio Operating Expenses After Fee Waiver	1.35%	1.10%

(1)	Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$137	$468	$821	$1,818
Institutional Class	$112	$386	$681	$1,519

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the small company growth segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Growth Index (as of December 31, 2018, this range was between approximately $56.6 million and $6.23 billion) at the time of purchase.

The market capitalization range and composition of the companies in the Russell 2000® Growth Index are subject to change.

●	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

●	The Portfolio places less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.

●	The Portfolio invests in small-cap companies that may still further develop.

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 2000® Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

Ranger Investment Management, L.P (“Ranger”). Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. issuers characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance, and the company’s competitive advantage. Ranger utilizes proprietary systems to monitor portfolios, to better understand risks and identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

The Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you believe that the market will favor a particular investment style, such as small-cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable eff orts to protect against such events, but there is no guarantee that such eff orts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When the Portfolio takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Portfolio investment losses that would affect the value of your investment in the Portfolio.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ended 6/30/09) and the lowest return for a quarter was (22.17)% (quarter ended 9/30/11).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(7.87)%	5.94%	13.38%
Return After Taxes on Distributions	(9.17)%	3.56%	12.04%
Return After Taxes on Distributions and Sale of Shares	(3.67)%(1)	4.23%	11.01%
Institutional Class
Return Before Taxes	(7.63)%	6.22%	13.69%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	(9.31)%	5.13%	13.52%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Ranger

W. Conrad Doenges, Principal and Chief Investment Officer of Ranger and Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2007.

Andrew Hill, Principal and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Hill has served as Portfolio Manager since May 2017.

Joseph LaBate, Principal and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. LaBate has served as Portfolio Manager since May 2017.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Small Company Value Portfolio

Investment Objective

The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable subcategory of the Wilshire 5000® Index is the small-cap value sub-category.

Fees and Expenses of the Small Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.47%	0.41%
Total Annual Portfolio Operating Expenses	1.57%	1.26%
Less Fee Waiver(1)	(0.22)%	(0.16)%
Total Annual Portfolio Operating Expenses After Fee Waiver	1.35%	1.10%

(1)	Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$137	$474	$834	$1,849
Institutional Class	$112	$384	$676	$1,509

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the small company value segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Value Index (as of December 31, 2018, this range was between approximately $207.5 million and $5.95 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Value Index are subject to change.

●	The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

●	The Portfolio invests in small-cap companies that may still further develop.

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 2000® Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception, and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book, and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position, and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

The Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you believe that the market will favor a particular investment style, such as small-cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable eff orts to protect against such events, but there is no guarantee that such eff orts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When the Portfolio takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Portfolio investment losses that would affect the value of your investment in the Portfolio.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Performance during 2014 was primarily attributable to the Portfolio’s holdings of Integrated Device Technology and International Rectifier (specifically during the third quarter).

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 25.22% (quarter ended 9/30/09) and the lowest return for a quarter was (22.16)% (quarter ended 9/30/09).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(16.35)%	2.99%	10.61%
Return After Taxes on Distributions	(17.58)%	0.66%	9.22%
Return After Taxes on Distributions and Sale of Shares	(8.90)%(1)	2.09%	8.66%
Institutional Class
Return Before Taxes	(16.17)%	3.27%	10.92%
Russell 2000 Value Index
(reflects no deduction for fees, expenses or taxes)	(12.86)%	3.61%	10.40%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

NWQ

Phyllis G. Thomas, CFA, is a Senior Managing Director of NWQ and has served as a Portfolio Manager of NWQ since 1996. Ms. Thomas has served as Portfolio Manager of the Portfolio since April 2013 and previously served as Portfolio Manager of the Portfolio from October 2004 to June 2011.

Andrew C. Hwang, is a Managing Director, Portfolio Manager and Equity Analyst of NWQ. Mr. Hwang has served as Portfolio Manager of the Portfolio since February 2016.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire 5000® Index Fund

Investment Objective

The Wilshire 5000® Index Fund’s (the “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000® Index (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000® Index Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.23%
Total Annual Fund Operating Expenses	0.60%	0.33%

Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$61	$192	$335	$750
Institutional Class	$34	$106	$185	$418

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

●	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

●	The Index Fund may invest in the common stock of companies of any size, including small-cap companies.

●	The Index Fund seeks to minimize variance relative to the Index and may use enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

●	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index that measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 3,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. news outlets and is the broadest measure of the U.S. equity market.

The Index Fund may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you seek to capture investment returns that are representative of the entire U.S. equity market;

●	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

●	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid- capitalization companies as well as large capitalization companies.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Cyber Security Risks. The Adviser, subadviser and the Index Fund’s service providers’ use of the internet, technology and information systems may expose the Index Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Index Fund’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Index Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Index Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competititors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Index Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Index Fund’s NAV, causing the Index Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Index Fund potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Index Fund’s NAV. Declines in the Index Fund’s NAV will result from decline in the market prices for specific securities held by the Index Fund. There is also the possibility that the price of the security held by the Index Fund will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Quantitative Risk. The Index Fund’s subadviser’s portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. The subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Index Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadviser has many controls and business continuity measures in place designed to assure that the portfolio construction process for the Index Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, the subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Index Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Index Fund would have been if the subadviser had not adjusted or deviated from the models.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When the Index Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Index Fund investment losses that would affect the value of your investment in the Index Fund.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Index Fund’s average annual total returns compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ended 9/30/09) and the lowest return for a quarter was (15.15)% (quarter ended 9/30/11).

The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(5.60)%	7.50%	12.48%
Return After Taxes on Distributions	(6.85)%	(6.35)%	11.76%
Return After Taxes on Distributions and Sale of Shares	(2.38)%(1)	5.86%	10.43%
Institutional Class
Return Before Taxes	(5.32)%	7.79%	12.75%
Wilshire 5000® Index
(reflects no deduction for fees, expenses or taxes)	(5.26)%	8.08%	13.20%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Allen has served as Portfolio Manager since January 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Index Fund are as follows:

Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire International Equity Fund

Investment Objective

The Wilshire International Equity Fund (the “International Fund”) seeks capital appreciation.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Investment Class	Institutional Class
Maximum Sales Charge (load) imposed on purchases	None	None
Maximum Deferred Sales Charge (load)	None	None
Redemption Fee (as a percentage of amount redeemed) on Shares held for 60 days or less	1.00%	1.00%
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.34%	0.25%
Total Annual Fund Operating Expenses	1.59%	1.25%
Less Fee Waiver(1)	(0.08)%	—
Total Annual Fund Operating Expenses After Fee Waiver	1.51%	1.25%

(1)	Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the International Fund to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

.

Example: This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$154	$494	$858	$1,882
Institutional Class	$127	$397	$686	$1,511

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Fund invests in companies organized outside of the United States. Since the International Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund intends to diversify its investments in operating companies among at least three different countries. The International Fund primarily invests in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund also invests in emerging market securities (securities of issuers based in countries with developing economies), including exchange-traded funds (“ETFs”). The International Fund may also invest in securities of companies that are organized in the United States, but primarily operate outside of the United States or derive a significant portion of its revenues outside of the United States. The International Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments.

The International Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Each of WCM Investment Management (“WCM”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Pzena Investment Management, LLC (“Pzena”) manage a portion of the International Fund’s portfolio.

WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth.

Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the MSCI All Country World Index ex U.S.® Index, while attempting to control investment risk relative to that index. Securities with declining alphas or those that increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk-adjusted basis.

In managing its portion of the International Fund, Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent.

Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Principal Risks

You may lose money investing in the International Fund. In addition, investing in the International Fund involves the following principal risks:

Active Management Risk. The International Fund is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the International Fund will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the International Fund’s portfolio. There is no guarantee that the investment objective of the International Fund will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the International Fund because of brokerage charges, spreads or mark-up charges, which may lower the International Fund’s performance. Active trading could raise transaction costs, thereby lowering the International Fund’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the International Fund. In addition, the International Fund may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the International Fund. As a result, the International Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the International Fund’s performance if the International Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the International Fund’s transaction costs.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. In addition, the International Fund may be exposed to losses if its other foreign currency positions (e.g., forward commitments) move against it. See also Forward Foreign and Currency Exchange Contracts Risk.

Cyber Security Risks. The Adviser, subadvisers and the International Fund’s service providers’ use of the internet, technology and information systems may expose the International Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the International Fund’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or International Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the International Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the International Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the International Fund is equity risk. This is the risk that the prices of stocks held by the International Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the International Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the International Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Foreign Custody Risk. The International Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the International Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the International Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the International Fund may be more exposed to regional economic risks, and to the extent that the International Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Forward Foreign and Currency Exchange Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the International Fund. The International Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the International Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the International Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Geographic Concentration Risks. There is the risk that investments could be concentrated in companies located in similar regions with similar reactions to political, social, and economic developments with the potential for being adversely affected by legislative changes affecting the values of companies in such regions.

Globalization Risks. There is a risk that the growing interrelationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competititors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the International Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the International Fund’s NAV, causing the International Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the International Fund potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the International Fund’s NAV. Declines in the International Fund’s NAV will result from decline in the market prices for specificsecurities held by the International Fund. There is also the possibility that the price of the security held by the International Fund will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The International Fund is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the International Fund may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the International Fund’s subadvisers’ portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable eff orts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the International Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the International Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the International Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the International Fund would have been if the subadviser had not adjusted or deviated from the models.

Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates Incorporated (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. The Adviser has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the International Fund and Wilshire Income Opportunities Fund. If either fund no longer qualifies for the exclusion, that fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the fund.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When the International Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in International Fund investment losses that would affect the value of your investment in the International Fund.

Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the International Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the International Fund’s average annual total returns compare to those of a broad measure of market performance. The International Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

On April 2, 2013, the International Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended 9/30/09) and the lowest return for a quarter was (16.82)% (quarter ended 9/30/11).

The returns for the International Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(12.66)%	0.59%	6.03%
Return After Taxes on Distributions	(13.51)%	0.29%	5.66%
Return After Taxes on Distributions and Sale of Shares	(6.67)%(1)	0.48%	4.89%
Institutional Class
Return Before Taxes	(12.39)%	0.85%	6.29%
MSCI All Country World Index ex U.S
(reflects no deduction for fees, expenses and taxes)	(14.20)%	0.68%	6.57%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.

Kurt E. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Stevens has served as Portfolio Manager since May 2014.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Reynolds has served as Portfolio Manager since May 2014.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Allen has served as Portfolio Manager since May 2014.

Pzena

Caroline Cai, Managing Principal and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service of Pzena and Portfolio Manager of the International Fund. Ms. Cai has served as Portfolio Manager of the International Fund since June 2018.

Allison Fisch, Principal and Portfolio Manager for the International and Emerging Markets strategies of Pzena and Portfolio Manager of the International Fund. Ms. Fisch has served as Portfolio Manager of the International Fund since June 2018.

John Goetz, Managing Principal and Co-Chief Investment Officer of Pzena, Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies of Pzena and Portfolio Manager of the International Fund. Mr. Goetz has served as Portfolio Manager of the International Fund since June 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the International Fund are as follows:

Investment Class Shares. The minimum initial investment in the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the International Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the International Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the International Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The International Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Income Opportunities Fund

Investment Objective

The Wilshire Income Opportunities Fund’s (the “Income Fund”) primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.35%	0.30%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.21%	0.91%
Less Fee Waiver(2)	(0.04)%	—
Total Annual Fund Operating Expenses After Fee Waiver	1.17%	0.91%

(1)	Total Annual Fund Operating Expenses do not reflect the total operating expenses before fee reductions and expense reimbursements in the Financial Highlights table because the Financial Highlights table does not include Acquired Fund Fees and Expenses.

(2)	Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Income Fund to waive a portion of its management fee to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

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Example: This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$119	$380	$661	$1,462
Institutional Class	$93	$290	$504	$1,120

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Income Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a multi-sector portfolio of income producing securities of varying maturities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the Income Fund’s 80% policy.

The Income Fund will generally allocate its assets among several investment sectors, without limitation, which may include: high yield debt securities (also known as “junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (“CDO”), collateralized loan obligations (“CLO”), and collateralized mortgage obligations (“CMO”)); and foreign currencies, including those of emerging market countries. However, the Income Fund is not required to gain exposure to any one investment sector, and the Income Fund’s exposure to any one investment sector will vary over time. The Income Fund may invest an unlimited amount of its assets in any sector. The Income Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities. The Income Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. In general for DoubleLine® Capital LP (“DoubleLine”), a security is deemed to be an emerging market security if issued by either a sovereign, quasi-sovereign or corporate entity which resides within an emerging market country. An emerging market country generally includes all low-to-middle income countries as defined by the World Bank or countries considered emerging market for purposes of constructing major indices. The Income Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. There is no limit on the average maturity of the Income Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Bloomberg Barclays Universal Index, which has a current weighted average duration of 5.5 years. However, it is expected that the Income Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.

Although the Income Fund may invest without limitation in high yield debt securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality, the Income Fund expects its allocation to below investment grade debt to range from 30% to 70% of its assets. The Income Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout). The Income Fund may seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (“ETFs”). The Income Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.

The Income Fund may invest without limitation in derivative instruments, such as options, futures, forwards, or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this Prospectus or the Income Fund’s Statement of Additional Information. The Income Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Income Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Income Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Income Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Income Fund may invest up to 20% of its total assets in preferred stocks and dividend-paying common stocks.

The Income Fund uses a multi-manager strategy with subadvisers who may employ different strategies. DoubleLine, Manulife Asset Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”) each manage a portion of the Income Fund’s portfolio.

In managing its portion of the Income Fund, DoubleLine has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both.

In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

In managing its portion of the Income Fund, Voya focuses on managing below investment grade debt instruments and structured credit securities held by the Income Fund. Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of the Fund’s portfolio relies on sector allocation, curve positioning and security selection.

Principal Risks

You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:

Active Management Risk. The Income Fund is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Income Fund will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Income Fund’s portfolio. There is no guarantee that the investment objective of the Income Fund will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Income Fund because of brokerage charges, spreads or mark-up charges, which may lower the Income Fund’s performance. Active trading could raise transaction costs, thereby lowering the Income Fund’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Adjustable Rate Mortgage Securities Risk. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Income Fund. In addition, the Income Fund may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Income Fund. As a result, the Income Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Income Fund’s performance if the Income Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Income Fund’s transaction costs.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Residential Mortgage-Backed Securities. Some residential mortgage-backed securities (“RMBS”) are guaranteed or supported by U.S. government agencies or by government sponsored enterprises but there is no assurance that such guarantee or support will remain in place. Non-agency RMBS are not guaranteed or supported by these government agencies or government sponsored enterprises and, thus, are subject to heightened credit risk and liquidity and valuation risk. RMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. A rising interest rate environment can cause the prices of RMBS to be increasingly volatile, which may adversely affect the Income Fund’s holdings of RMBS.

Commercial Mortgage-Backed Securities. Commercial mortgage backed securities (“CMBS”) may not be guaranteed or supported by U.S. government agencies or by government sponsored enterprises. Investments in CMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Bank Loan Risk. To the extent the Income Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Income Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether a loan is secured by collateral. Bank loans also often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities law. In addition, it may take longer than seven days for bank loan transactions to settle. Please see “Liquidity and Valuation Risk” below for a discussion of the liquidity issues that may arise due to such a settlement period.

Changing Fixed Income Market Conditions. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments of the Income Fund, causing the market value of the Income Fund’s investments and the Income Fund’s net asset value (“NAV”) to decline. If the Income Fund invests in derivatives tied to fixed income markets, it may be more substantially exposed to these risks than if the Income Fund did not invest in such derivatives. To the extent the Income Fund experiences high redemptions because of these policy changes, the Income Fund may experience increased portfolio turnover, which will increase the costs that the Income Fund incurs and may lower the Income Fund’s performance.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. See “High Yield and Unrated Securities Risk” below.

CDO and CLO Risk. CLOs bear many of the same risks as other forms of ABS, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. The Income Fund may invest across each tranche in a CLO including the mezzanine and equity tranches. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other ABS), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Income Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

CMO Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions of the underlying mortgages. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the market prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third-party credit support or guarantees, is insufficient to make payments when due, the holder of a CMO could sustain a loss. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The trading markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Income Fund’s ability to dispose of its positions in such securities at prices at which they are held on the books of the Income Fund will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in the interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk. The Income Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge another position in the Income Fund. Through these investments, the Income Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Income Fund, the Income Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Income Fund will decrease. The Income Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. The Income Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction or other transaction is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s market value. Securities and derivatives contracts are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

Credit-Linked Notes Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Income Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Income Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Currency Risk. The Income Fund’s indirect and direct exposure to foreign currencies subjects the Income Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Income Fund that are denominated in foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods of time for many reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Income Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Income Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Income Fund of fluctuations in the value of currencies may be magnified.

Cyber Security Risks. The Adviser, subadvisers and the Income Fund’s service providers’ use of the internet, technology and information systems may expose the Income Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Income Fund’s NAV or data; access by an unauthorized party to proprietary information or Income Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Income Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Income Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Income Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Income Fund to be subject to additional regulations, which may generate additional Income Fund expenses. These practices also entail transactional expenses and may cause the Income Fund to realize higher amounts of short-term capital gains than if the Income Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Income Fund invests.

Dollar Roll Transaction Risk. The Income Fund may enter into dollar roll transactions, in which the Income Fund sells a MBS or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Income Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Income Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Income Fund’s assets, and therefore, the Income Fund’s NAV. As a result, dollar roll transactions may sometimes be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities the Income Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, if the Income Fund’s counterparty becomes insolvent, the Income Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Income Fund’s obligation to purchase the substantially similar securities.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent the Income Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Risk. The prices of stocks held by the Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Income Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Income Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively-managed mutual fund, actively managed ETFs are subject to active management risk, the risk that the investment techniques and risk analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. Additionally, any ETFs purchased may include ETFs managed by a subadviser or its affiliates.

Extension Risk. Mortgage-related and other ABS are subject to extension risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Income Fund returns, as the market value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Income Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Foreign Custody Risk. The Income Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Income Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Income Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Income Fund may be more exposed to regional economic risks, and to the extent that the Income Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Forward Foreign and Currency Exchange Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Income Fund. The Income Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Income Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Income Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the market price of the instruments and the market price of the underlying securities. In addition, there is the risk that the Income Fund may not be able to close a transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Income Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Geographic Emphasis Risk. To the extent the Income Fund invests a significant portion of its assets in one country or geographic region, the Income Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Income Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.

Hedging Risk. When a derivative is used as a hedge against a position that the Income Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Income Fund’s hedging transactions will be effective.

High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high yield debt securities are securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on a subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity or duration bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. Duration is a measure of volatility not time that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a debt security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a fall in value for every year of duration. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect the Income Fund’s NAV.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and ETFs, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Income Fund will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Income Fund’s investments in loans can be difficult to value accurately and may be subject to more liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Transactions in loans are subject to delayed settlement periods, thus potentially limiting the ability of the Income Fund to invest sale proceeds in other investments and to meet its redemption obligations.Leverage Risk. The Income Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Income Fund’s NAV to be more volatile and the Income Fund’s strategy to be riskier than if it had not been leveraged.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Income Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Income Fund’s NAV, causing the Income Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Income Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Income Fund’s NAV. Declines in the Income Fund’s NAV will result from decline in the market prices for specific securities held by the Income Fund. There is also the possibility that the price of the security held by the Income Fund will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single security, company, industry, sector or the entire market.

Mezzanine Investments Risk. The Income Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security

(e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater market price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Multi-Managed Fund Risk. The Income Fund is a multi- managed fund with two subadvisers who employ different strategies. As a result, the Income Fund may have buy and sell transactions in the same security on the same day.

Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the entire market. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the entire market. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Options Contracts Risk. Options or options on futures contracts give the holder of the option the right to buy or to sell a position in a security or in a contract to the writer of the option, at a certain, predetermined price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. Because the value of an option declines as the expiration date approaches, the Income Fund risks losing all or part of its investment in the option. The successful use of options depends on a Subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategy. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the market value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk. The issuers of securities held by the Income Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the market price of the security more sensitive to interest rate changes. Prepayment risk is a major risk of MBS and certain ABS. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Privately Issued Securities Risk. The Income Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Income Fund invests in companies that do not publicly report financial and other material information, it assumes more investment risk and reliance upon the subadviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Income Fund may not be able to readily dispose of such investments at market prices that approximate those prices at which the securities are held to compute the Income Fund’s NAV. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Income Fund, the strategies used by the Income Fund or the level of regulation or taxation applying to the Income Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Income Fund or taxation of shareholders.

Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates Incorporated (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. The Adviser has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the Wilshire International Equity Fund and Income Fund. If either fund no longer qualifies for the exclusion, that fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the fund.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Income Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and MBS. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Repurchase Agreements and Reverse Repurchase Agreements Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Income Fund or, in the case of a reverse repurchase agreement, the securities sold by the Income Fund, may be delayed or fail to be realized. If the Income Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Income Fund’s yield. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Income Fund. Restricted securities may be illiquid and difficult to value. If the Income Fund can sell the restricted security, the Income Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Income Fund’s NAV.

Sale-Buyback Risk. The Income Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Income Fund’s repurchase of the underlying security. The Income Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Income Fund’s forward commitment to repurchase the subject security.

Short Sale Risk. The Income Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Income Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Income Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Income Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

Segregation Risk. Segregation Risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Income Fund’s exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets and off setting positions to the extent that, but for the applicable segregation requirement and/ or the need for the offsetting positions, the Income Fund would sell the segregated assets and/or offsetting positions.

Special Situations/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.

Sovereign Debt Risk. The Income Fund may be subject to risks related to the debt securities issued by sovereign entities. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Structured Finance Investments Risk. The Income Fund’s structured finance investments may consist of RMBS and commercial mortgage-backed securities CMBS issued by governmental entities and private issuers, ABS, CLOs, structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Income Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Income Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Income Fund may have more difficulty disposing of them.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Income Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero or a negative rate, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and their market prices may be more volatile than the reference instrument or security underlying the note.

Style Risk. During certain market conditions, a fund with a more specificinvestment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Swaps Agreements Risk. Swap agreements are contracts between the Income Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact that they could be considered illiquid and many trades trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity, segregation and leveraging risks. The use of swap agreements may require asset segregation and thus the Income Fund may also be subject to the risks described under “Segregation Risk” above. Certain standardized swaps are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Synthetic Investment Risk. The Income Fund may be exposed to certain additional risks if a subadviser uses derivatives transactions to synthetically implement the Income Fund’s investment strategies. Customized derivative instruments will likely be illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment strategy that the subadviser is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk. The Income Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell MBS for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., MBS); or (5) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

Zero Coupon and Payment-In-Kind Securities Risk. Zero coupon and payment-in-kind securities pay no cash income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of cash.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Income Fund by showing the investment performance of the Investment Class Shares during the most recent calendar year and by showing how the Income Fund’s average annual total returns compare to those of a broad measure of market performance. The Income Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 1.94% (quarter ended 6/30/17) and the lowest return for a quarter was (1.23)% (quarter ended 12/31/18).

The returns for the Income Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	Since Inception (3/30/16)
Investment Class
Return Before Taxes	(0.65)%	3.18%
Return After Taxes on Distributions	(1.85)%	1.67%
Return After Taxes on Distributions and Sale of Shares	(0.38)%(1)	1.78%
Institutional Class
Return Before Taxes	(0.43)%	3.32%
Bloomberg Barclays U.S. Universal Bond Index (reflects no deduction for fees, expenses and taxes)	(0.26)%	1.76%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

DoubleLine

Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.

Jeffrey Sherman, Deputy Chief Investment Officer of DoubleLine and Portfolio Manager of the Income Fund. Mr. Sherman has served as Portfolio Manager since May 2017.

Manulife

Daniel S. Janis, III, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Janis has served as Portfolio Manager since June 2018.

Thomas C. Goggins, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Goggins has served as Portfolio Manager since June 2018.

Kisoo Park, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Park has served as Portfolio Manager since June 2018.

Christopher Chapman, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Chapman has served as Portfolio Manager since June 2018.

Voya

Matthew Toms, CFA, Chief Investment Officer of fixed income of Voya and Portfolio Manager of the Income Fund. Mr. Toms has served as Portfolio Manager since June 2018.

Sean Banai, CFA, Head of portfolio management for the fixed income platform of Voya and Portfolio Manager of the Income Fund. Mr. Banai has served as Portfolio Manager since June 2018.

Brian Timberlake, Ph.D., CFA, Head of Fixed Income Research of Voya and Portfolio Manager of the Income Fund. Mr. Timberlake has served as Portfolio Manager since June 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Income Fund are as follows:

Investment Class Shares. The minimum initial investment in the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Income Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Income Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Income Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Income Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

While the summary sections describe the main points of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio (collectively, the “Style Portfolios”), the Index Fund, the International Fund, and the Income Fund (collectively, with the Style Portfolios, the Index Fund, and the International Fund, the “Portfolios” and each a “Portfolio”). The following pages describe additional details regarding the Portfolios.

Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as subadvisers, and determines the allocation of each Portfolio’s assets among the selected subadvisers using sophisticated models. In its discretion, Wilshire may allocate no assets to a given subadviser. Each subadviser manages a portion of one or more of the Portfolios. Wilshire selects subadvisers to manage the assets of the Portfolios, subject to approval of the Board of Directors (the “Board”) of Wilshire Mutual Funds, Inc. (the “Company”), based upon a due diligence process that focuses on, but is not limited to, each subadviser’s philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the subadvisers. Additionally, the risk profiles of the Portfolios and the subadvisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the subadvisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth, and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmark. Each Style Portfolio owns only securities within the parameters that correspond to that style. The Large Company Growth Portfolio’s investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the large cap growth sub-category. The Large Company Value Portfolio’s investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the large cap value sub-category. The Small Company Growth Portfolio’s investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the small-cap growth sub-category. The Small Company Value Portfolio’s investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000® Index. The applicable sub-category of the Wilshire 5000® Index is the small-cap value sub-category. The investment objectives of the Style Portfolios cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Portfolio is defined in the 1940 Act to mean the lesser of (i) 67% of the Portfolio’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Portfolio’s outstanding shares.

The Style Portfolios invest substantially in common stock, but other investments may include cash equivalents, convertible securities, warrants, and exchange-traded funds (“ETFs”). Additionally, each Style Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). To maintain a proper style exposure in each Style Portfolio, the subadvisers will change a Style Portfolio’s holdings as companies’ characteristics change. A subadviser will sell stocks that no longer meet the criteria of a particular Style Portfolio. For example, a subadviser may consider a stock to no longer be a value stock if its price advances strongly. Each subadviser seeks to constantly maintain a fully invested position in a Style Portfolio. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio will vary.

The investment philosophies of the subadvisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.

BHMS

BHMS serves as a subadviser to a portion of the Large Company Value Portfolio. BHMS is a value-oriented manager with a bottom-up, fundamentally driven investment process that emphasizes total return produced from a combination of cash dividends, growth of dividends and capital appreciation. In managing its portion of the Large Company Value Portfolio, BHMS utilizes its active investment approach, designed to protect assets and generate current income in declining markets and to produce attractive capital appreciation in robust market environments. BHMS takes a contrarian approach that looks for stocks with attractive valuations.

Loomis Sayles

Loomis Sayles serves as a subadviser to a portion of the Large Company Growth Portfolio. Under normal market conditions, Loomis Sayles will invest primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of large capitalization companies, but may invest in companies of any size. Loomis Sayles normally invests across a wide range of sectors and industries.

Loomis Sayles’ portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles’ portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Loomis Sayles may also invest the portion of the Large Company Growth Portfolio’s assets it manages in up to 20% of its assets in foreign securities, including emerging market securities, engage in foreign currency transactions, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended. Loomis Sayles may elect not to hedge currency risk, which may cause the portion of the Large Company Growth Portfolio managed by Loomis Sayles to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Large Company Growth Portfolio is not limited in the percentage of its assets that it may invest in these instruments.

Los Angeles Capital

Los Angeles Capital serves as a subadviser to a portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Index Fund, and International Fund. In managing its portion of each of these Portfolios, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

Los Angeles Capital builds portfolios that maximize return subject to an acceptable level of risk relative to the respective benchmarks. Expected returns for a security are generated regularly. Los Angeles Capital develops a trade list of individual securities that will seek to improve the Portfolio’s return/risk profile relative to the current portfolio. A portfolio is rebalanced to reflect changes in investor preferences as measured by the firm’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in these Portfolios. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Los Angeles Capital does not set price targets. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital’s portfolios are typically fully invested with minimal cash holdings.

NWQ

NWQ serves as a subadviser to a portion of the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. The investable universe includes companies that may, or may not be included in an index. In addition, investments may be made in companies, domiciled outside of the United States, through their ADRs. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40 to 70 securities for its portion of the Small Company Value Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Pzena

Pzena serves as a subadviser to a portion of the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the volatility of Pzena’s portion of the Large Company Value Portfolio compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Ranger

Ranger serves as subadviser to a portion of the Small Company Growth Portfolio. Ranger utilizes a disciplined, consistent investment approach to both securities selection and risk management. Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, Ranger’s investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by three of its proprietary systems, “Long Manager,” “Earnings Quality Report” and the “Suspect List”, to monitor its portfolios and better understand risk. “Long Manager” is a real-time analytical tool utilized by Ranger’s investment team daily to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. “Long Manager” also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The “Earnings Quality Report” monitors a series of margins, ratios and earnings quality metrics to detect early warning signs of a change in a company’s fundamental financial position and earnings risk. The report measures the various ratios that are key to EPS growth, any unusual changes in margins, decreases in accrual profits and cash flow, organic growth, and changes in working capital. The “Suspect List” monitors 23 fundamental and technical characteristics and is used to identify companies that violate the firm’s sell disciplines. Ranger’s continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems in Ranger’s portion of the Small Company Growth Portfolio.

Victory Capital

Victory Capital serves as a subadviser to a portion of the Large Company Growth Portfolio. Victory Capital employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory Capital constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory Capital believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory Capital seeks high-quality companies that have growing earnings, strong financial foundations, market leadership, and superb management teams. The Victory Capital investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory Capital believes will deliver earnings growth greater than that which the market expects. Victory Capital employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 to 35 stocks. Victory Capital sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory Capital does not time the market and seeks to remain fully invested at all times.

Additional Investment Strategies and Risks of the Style Portfolios

Large Company Growth Portfolio

Additional principal risks relating to the Large Company Growth Portfolio are set forth below:

Counterparty Credit Risk. The Large Company Growth Portfolio may invest in financial instruments and OTC traded derivatives (including equity index swap agreements) involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Large Company Growth Portfolio may use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, the Large Company Growth Portfolio is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Large Company Growth Portfolio, the Portfolio may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Large Company Growth Portfolio will decrease. The Large Company Growth Portfolio bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. It is possible that some issuers of fixed income securities will not make payments on debt securities held by the Large Company Growth Portfolio, or there could be defaults on repurchase agreements held by the Portfolio. This risk may be especially acute with respect to high yield securities (also known as “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the market price of the security and the Large Company Growth Portfolio’s NAV. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Large Company Growth Portfolio to sell. Any applicable limitation on the credit quality of a security in which the Large Company Growth Portfolio may invest is applied at the time the Portfolio purchases the security. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Investment grade securities are fixed income securities that have been determined by a nationally or internationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally or internationally recognized statistical rating organization, or have been determined to be of comparable quality. If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Funds will use the higher rating for purposes of determining the security’s credit quality.

Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Large Company Growth Portfolio may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Large Company Growth Portfolio may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Large Company Growth Portfolio to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk. Derivative instruments (such as those in which the Large Company Growth Portfolio may invest, including foreign currency transactions and options) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Large Company Growth Portfolio’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Large Company Growth Portfolio’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Large Company Growth Portfolio to incur losses greater than those that would have occurred had derivatives not been used. The Large Company Growth Portfolio’s use of derivatives, such as forward currency contracts and options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other OTC-traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Large Company Growth Portfolio may be unable to terminate or sell a derivatives position at an advantageous time or price. The Large Company Growth Portfolio’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Large Company Growth Portfolio.

Emerging Markets Risk. The Large Company Growth Portfolio may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict its investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; and (vii) high rates of inflation for prolonged periods. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Large Company Growth Portfolio’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Information Technology Risk. The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.

Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the Large Company Growth Portfolio’s NAV. Leveraging may cause the Large Company Growth Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Large Company Growth Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits the Large Company Growth Portfolio from borrowing in an amount greater than 33 ⅓% of its assets.

Small Company Value Portfolio

Additional principal risks relating to the Small Company Value Portfolio are set forth below:

Real Estate Securities Risk. The Small Company Value Portfolio may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Small Company Value Portfolio could be unfavorably affected by the poor performance of a single investment or investment type.

Because REITs are pooled investment vehicles that have expenses of their own, the Small Company Value Portfolio will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

The Index Fund

The Index Fund’s investment objective is to replicate as closely as possible the performance of the Index before the deduction of Index Fund expenses. The investment objective of the Index Fund cannot be changed without the approval of a “majority of the outstanding voting securities.” The Index Fund provides exposure to the entire U.S. stock market by investing in the common stocks of companies included in the Index. The Index Fund may invest in the common stock of companies of any size, including small-cap companies. The Index is an unmanaged capitalization weighted index of over 3,500 U.S. equity securities and includes U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ OTC market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value.

Los Angeles Capital serves as the subadviser to the Index Fund. Los Angeles Capital manages the Index Fund using a passive investment approach for portfolio construction. Los Angeles Capital uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.

The International Fund

The International Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The investment objectives of the International Fund cannot be changed without the approval of a “majority of the outstanding voting securities.” The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Since the International Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund invests in companies organized outside of the United States. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund also invests in emerging markets securities (securities of issuers based in countries with developing economies), including ETFs. The International Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments. The International Fund may also invest in securities of companies that are organized in the United States, but primarily operate outside of the United States and derive a significant portion of their revenues outside of the United States.

Currently, Wilshire has retained WCM, Los Angeles Capital and Pzena to manage the International Fund. The basic philosophy of each subadviser is described below.

WCM

In investing its portion of the International Fund’s assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the International Fund’s portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each company to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the International Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the International Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Fund experiences redemptions of shares.

Los Angeles Capital

Los Angeles Capital serves as a subadviser to a portion of the International Fund. In managing its portion of the International Fund, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the MSCI All Country World Index ex U.S., while attempting to control investment risk relative to that index.

Los Angeles Capital builds a portfolio that seeks to maximize return subject to an acceptable level of risk relative to the MSCI All Country World Index ex U.S. ® Index. Security level expected returns are generated regularly. Los Angeles Capital develops a trade list of individual securities that will seek to improve the International Fund’s return/risk profile relative to the current portfolio. Los Angeles Capital rebalances the portfolio to reflect changes in investor preferences as measured by the Firm’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in the International Fund. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Pzena

In managing its portion of the International Fund, Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent.

Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

The Income Fund

The Income Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective. The Income Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

Currently, Wilshire has retained DoubleLine, Manulife and Voya to manage the Income Fund. The basic philosophy of each subadviser is described below.

DoubleLine

In managing its portion of the Income Fund, DoubleLine has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both. DoubleLine expects to allocate its portion of the Income Fund’s assets in response to changing market, financial, economic, and political factors and events that the portfolio manager believes may affect the values of the Income Fund’s investments. DoubleLine seeks to manage its portion of the Income Fund’s duration based on DoubleLine’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Income Fund’s portfolio. DoubleLine retains broad discretion to modify its portion of the Income Fund’s duration within a wide range.

Manulife

In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

Voya

In managing its portion of the Income Fund, Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of the Income Fund’s portfolio relies on sector allocation, curve positioning and security selection.

Voya may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Additional Investment Strategies and Risks of the International Fund and Income Fund

International Fund

Additional principal risks relating to the International Fund are set forth below:

Counter Directional Risks. The subadvisers may take a long position in securities of an issuer in the International Fund while at the same time going short on the same issuer in another account managed by the subadviser. Conversely, the subadvisers could have a short position in a portfolio while at the same time going long on the same issuer in the International Fund. These situations occur due to differences in the risk and guideline constraints and exposures governing the International Fund’s portfolio in comparison to the other accounts managed by the subadvisers. The subadvisers have procedures in place that are designed to minimize conflicts of interest in these situations.

Foreign Custody Risk. The International Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the International Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates, Inc. (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. The Adviser has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the International Fund and Income Fund. If either fund no longer qualifies for the exclusion, that fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the fund.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When the International Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in International Fund investment losses that would affect the value of your investment in the International Fund.

Income Fund

Additional principal risks relating to the Income Fund are set forth below:

Asset-Backed and Mortgage-Backed Securities Risk. The Income Fund may invest in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”) and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for issuing particular securities or instruments.

The Income Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to MBS, makes a prepayment, the Income Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, including but not limited to automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back ABS in which the Income Fund may invest. The Income Fund may invest in these and other types of ABS (including future receivables of cash flows or assets) that currently exist or may be developed in the future. The pool provides the interest and principal payments to investors. ABS may provide the Income Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some MBS and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent or the financial institution providing credit support. These securities are subject to high degrees of credit, valuation and liquidity risks.

Further, recently adopted rules implementing credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Income Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Income Fund and the Income Fund’s investments in ABS may be adversely affected. Many of the other changes required by the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or foreign regulatory developments could materially impact the value of the Income Fund’s assets, expose the Income Fund to additional costs and require changes to investment practices, thereby adversely affecting the Income Fund’s performance.

Additional risks relating to investments in ABS may arise due to the type of ABS in which the Income Fund invests, defined by the assets collateralizing the ABS. For example, ABS backed by aircraft loans and leases may provide the Income Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these ABS. In addition to the risks inherent in ABS generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft , the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft , the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft , the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Income Fund may invest in these and other types of ABS that may be developed in the future.

●	Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Non-agency MBS is subject to the risk that the value of such security will decline because, among other things, the security is not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. These securities are often subject to greater credit risk than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate MBS. As a result, a rising interest rate environment can cause the prices of MBS to be increasingly volatile, which may adversely affect the Income Fund’s holdings of MBS. Considering the current interest rate environment, the Income Fund’s investments in these securities may be subject to heightened interest rate risk.

●	Commercial Mortgage-Backed Securities Risk. Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of ABS generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

Certificates of Deposit and Bankers’ Acceptances Risk. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specificmerchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specificmaturity. Although maturities for acceptances can be up to 270 days, most acceptances have maturities of six months or less.

Collateralized Loan Obligations (“CDO”) and Collateralized Debt Obligations (“CLO”) Risk. A CLO is an ABS whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. The Income Fund may invest across each tranche in a CLO including the mezzanine and equity tranches. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. The Income Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Income Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

CDOs are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Income Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Income Fund may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commercial Paper Risk. The value of the Income Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other fixed-income securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. The Income Fund may have limited or no recourse against the issuer of commercial paper in the event of default.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Income Fund’s ability to achieve its investment objective. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income- producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Income Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Counterparty Credit Risk. The Income Fund may invest in financial instruments and OTC-traded derivatives (including equity index swap agreements) involving counterparties for gaining exposure to a particular group of securities, index or asset class without purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Income Fund may use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, the Income Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Income Fund, the Income Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Income Fund will decrease.

The Income Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. It is possible that some issuers of fixed income securities will not make payments on debt securities held by the Income Fund, or there could be defaults on repurchase agreements held by the Income Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the market price of the security and the Income Fund’s NAV. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Income Fund to sell. Any applicable limitation on the credit quality of a security in which the Income Fund may invest is applied at the time the Income Fund purchases the security. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Investment grade securities are fixed income securities that have been determined by a nationally or internationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by a subadviser to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally or internationally recognized statistical rating organization, or have been determined by a subadviser to be of comparable quality. If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Income Fund will use the higher rating for purposes of determining the security’s credit quality.

Currency Risk. The Income Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Income Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Income Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for many reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Income Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Income Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging the impact on the Income Fund of fluctuations in the value of currencies may be magnified. To the extent the Income Fund hedges currency risk using forward currency contracts, the Income Fund may incur increased implied transaction costs.

Derivatives Risk. The Income Fund may invest a portion of its assets in derivatives, such as swaps, futures contracts and option contracts and currency transactions, as described in the Income Fund’s principal investment strategies, to pursue its investment objectives and to create economic leverage in the Income Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Income Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Income Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Income Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Income Fund to the performance of securities that the Income Fund does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if a Subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Income Fund to be subject to additional regulations, which may generate additional Income Fund expenses. These practices also entail transactional expenses and may cause the Income Fund to realize higher amounts of short-term capital gains than if the Income Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Income Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Income Fund invests.

Certain of the derivatives in which the Income Fund invests are traded (and privately negotiated) in OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Income Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Income Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Income Fund is subject to counterparty credit risk with respect to such derivative contracts.

Emerging Markets Risk. The Income Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Income Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; and (vii) high rates of inflation for prolonged periods. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Equity Securities Risk. The Income Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. If the prices of the equity securities held by the Income Fund fall, the value of your investment in the Income Fund will be adversely affected. The Income Fund may lose a substantial part, or even all, of its investment in a company’s stock. The Income Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Income Fund, particularly if the Income Fund has a small asset base. There is no guarantee that as the Income Fund’s assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Income Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Custody Risk. The Income Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Income Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities Risk. The Income Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect the Income Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Income Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the Subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

Geographic Emphasis Risk. A fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly. Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on the Income Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund. The Income Fund’s investment performance may be particularly susceptible to such conditions and developments if the Income Fund emphasizes its investments in an emerging market country or region with several emerging market countries.

Hedging Risk. The Income Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Income Fund holds. A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment. Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Income Fund’s hedging investment or transaction. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Income Fund.

High-Yield and Unrated Securities Risk. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Income Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Income Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Income Fund’s ability to sell particular securities.

Hybrid Securities Risk. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Inflation-Indexed Securities Risk. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of investments. Because of this inflation-adjustment feature, inflation- protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. Inflation-protected bonds normally will decline in market price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Interest Rate Risk. Investments in fixed income securities are subject to the possibility that interest rates (both in U.S. and foreign) could rise sharply, causing the market value of the Income Fund’s securities and NAV to decline. Market prices of longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Income Fund, the more the Income Fund’s NAV will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Income Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Income Fund’s investments. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in market value if their interest rates do not rise as much or as fast as interest rates in general.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, ETFs, and closed-end funds, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. To the extent the Income Fund invests in other investment companies or vehicles, the Income Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Income Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Income Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Income Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest or the underlying investment which may be managed by a subadviser or its affiliate.

Investments in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the market value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Income Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and the loan’s market value can decline significantly, which may result in the Income Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in market value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. If a non- payment occurs, the market value of that obligation likely will decline. Debt securities rated, for example, below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their market value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Income Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Income Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Income Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly-leveraged transactions, the borrower assumes large amounts of debt to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Income Fund may hold non-performing, re-performing or sub-performing loans (or securitizations or re-securitizations of these loans). These investments are particularly susceptible to the risks associated with loans, including with respect to valuation and liquidity. The Income Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market because there is less reliable, objective market value data available. The Income Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Income Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the Income Fund’s NAV. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Income Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits the Income Fund from borrowing in an amount greater than 33 1/3% of its assets.

The Income Fund is permitted to borrow money for certain purposes. To the extent that the Income Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Income Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Income Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Income Fund may invest, or there is a reduced number or capacity of traditional “market makers” with respect to fixed-income instruments, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Income Fund’s portfolio, the ability of the Income Fund to assign an accurate daily value to these investments may be difficult and the Income Fund’s subadvisers may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Income Fund’s valuation procedures will in fact approximate the price at which the Income Fund could sell that security at that time. As a result, investors who purchase or redeem shares of the Income Fund on days when the Income Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Income Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and if the Income Fund holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. Liquidity risk may also make it difficult for the Income Fund to meet redemption requests. Proportions of Income Fund investments that are fair valued vary from time to time. The Income Fund’s shareholder reports contain detailed information about the Income Fund’s holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for detailed information.

The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income instruments are at or near historic lows relative to market size. These factors may apply more strongly with respect to high yield fixed-income instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to fixed-income markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. As a result, the Income Fund potentially will be unable to pay redemption proceeds within the allowable time because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Management Risk. The Income Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Income Fund’s subadvisers and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Income Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Income Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Also, the Income Fund’s subadvisers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Income Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Income Fund. The Income Fund and its subadvisers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Income Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Income Fund from participating in an investment decision. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the subadvisers and each individual portfolio manager in connection with managing the Income Fund and may also adversely affect the ability of the Income Fund to achieve its investment objectives. Active trading that can accompany active management will increase the costs the Income Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Income Fund and, as a result, may lower the Income Fund’s performance. However, the Income Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Income Fund invests in fixed-income instruments as opposed to other investments. Active trading may also result in adverse tax consequences.

Market Risk. The value of, or income generated by, the securities held by the Income Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Income Fund will increase in value along with the broader markets. For example, the value of the Income Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Income Fund’s investments. Volatility of financial markets can expose the Income Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Income Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Income Fund’s subadvisers potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Income Fund and the instruments in which the Income Fund may invest, which may, in turn, affect the Income Fund’s ability to pursue its investment objective and the Income Fund’s performance.

Money Market Instruments Risk. Under normal market conditions, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Income Fund’s ability to achieve its investment objectives.

Municipal Securities Risk. The Income Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Income Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Income Fund’s otherwise tax-exempt dividends may be taxable to those shareholders who are subject to the federal alternative minimum tax. To the extent that the Income Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the entire market. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

Options Contracts Risk. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly-specialized activity as the successful use of options depends on a subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Income Fund are small in relation to the market value of the investments underlying the options, the Income Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Income Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Income Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Income Fund’s custodian). As a seller of covered call options, the Income Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Preferred Securities Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specificand market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding, or other government action.

Prepayment Risk. The issuers of securities held by the Income Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes as well as limiting the ability of the Income Fund to invest in securities with higher interest rates. Prepayment risk is a major risk of certain ABS, including MBS. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Real Estate Securities Risk. The Income Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Income Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or more illiquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Income Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Income Fund, the strategies used by the Income Fund or the level of regulation or taxation applying to the Income Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Income Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Income Fund or, in the case of a reverse repurchase agreement, the securities sold by the Income Fund, may be delayed, or fail to be realized. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Income Fund exceeds the repurchase price payable by the Income Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Income Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Income Fund’s assets. As a result, such transactions may increase fluctuations in the Income Fund’s NAV. Because reverse repurchase agreements may be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged.

Restricted Securities Risk. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be illiquid and difficult to value. If the Income Fund can sell the restricted security, the Income Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Income Fund’s NAV.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than the prices at which they are valued for purposes of computing the Income Fund’s NAV or the prices originally paid by the Income Fund. The Income Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”), securities issued and sold pursuant to Regulation D under the 1933 Act (“Regulation D Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the Securities and Exchange Commission pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Income Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulations D or S) could have the effect of increasing the amount of the Income Fund’s assets invested in illiquid securities.

Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates Incorporated (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. The Adviser has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the International Fund and Income Fund. If either fund no longer qualifies for the exclusion, that fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the fund.

Securities Lending Risk. The Income Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities to complete certain transactions. Any loss in the market price of securities loaned by the Income Fund that occurs during the term of the loan would be borne by the Income Fund and would affect the Income Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Company’s Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.

Segregation Risk. Segregation risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Income Fund’s exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/ or the need for the offsetting positions, the Income Fund would sell the segregated assets and/or offsetting positions.

Short Sale and Short Exposure Risk. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Income Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The Income Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Income Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Income Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause the Income Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Income Fund’s ability to engage in short selling.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the entire economy, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Income Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Income Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the Income Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Special Situation Investments/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty regarding both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

Structured Finance Investments Risk. The Income Fund’s structured finance investments may consist of RMBS and CMBS issued by governmental entities and private issuers, ABS, CLOs, structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Income Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Income Fund. Certain structured finance securities may be thinly traded or have a limited trading market. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Income Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Income Fund may have more difficulty disposing of them.

The Income Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Income Fund may invest in senior and subordinated classes or residual tranches issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Investments in structured finance securities may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Income Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a swap execution facility and with a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Income Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Income Fund may utilize swap agreements to gain exposure to certain securities without purchasing those securities, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The subadvisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Income Fund’s ability to enter into swap agreements.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury;(iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.

When-Issued Purchases and Forward Commitments Risk. The Income Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Income Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Income Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Income Fund has sold a security pursuant to one of these transactions, the Income Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Income Fund could miss a favorable price or yield opportunity or suffer a loss.

Warrants Risk. The Income Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero Coupon and Payment-In-Kind Securities Risk. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing fund’s taxable income. Accordingly, for the Income Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Income Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it receives with respect to these securities. These distributions must be made from the Income Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Income Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities generally represent higher credit risk than coupon instruments and may have unreliable valuations because their continuing accruals require ongoing judgement about the collectability of the deferred payments and the value of any associated collateral.

Additional Investment Strategies and Risks of All Portfolios

Additional principal risks relating to each Portfolio are set forth below:

Legislation and Regulation Risk. As a result of the dislocation of the credit markets during the 2008 recession, the securitization industry has become subject to additional and changing regulation. For example, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, which went into effect on July 21, 2010, various federal agencies have promulgated, or are in the process of promulgating, regulations, and rules on various issues that affect securitizations, including: rule requiring that sponsors in securitizations retain 5% of the credit risk associated with securities they issue; requirements for additional disclosure; requirements for additional review and reporting; rules for swaps (including those used by securitizations); and certain restrictions designed to prohibit conflicts of interest. Other regulations have been and may ultimately be adopted. The risk retention rule (as it relates to CMBS) took effect in December 2016 and requires retention of at least 5% of the fair value of all securities issued in connection with a securitization. The risk (with respect to CMBS) must be retained by a sponsor (generally an issuer or certain mortgage loan originators) or, upon satisfaction of certain requirements, up to two third-party purchasers of interests in the securitization. The risk retention rules and other rules and regulations that have been adopted or may be adopted may alter the structure of securitizations, reduce or eliminate economic benefits of participation in securitizations, and could discourage traditional issuers, underwriters or other participants from participating in future securitization. Any of these outcomes could reduce the market for CMBS in which each Portfolio seeks suitable investments or otherwise adversely affect each Portfolio’s ability to achieve its investment objective.

Securities Lending Risk. A Portfolio may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.

Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, a Portfolio may take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including Certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, a Portfolio may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2018, Wilshire’s total assets under advisement were $1.14 trillion. Wilshire also provides investment technology products and investment consulting services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Erin Simpson, Anthony Wicklund, Gary Tom, Ramon Gonzalez, Robert Noe, Chad Wubbena, Leah Emkin, William Beck, and Suehyun Kim. Josh Emanuel is chairman of the investment committee.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Index Fund	0.10%	0.07%
International Fund	1.00%	0.90%
Income Fund	0.60%	0.60%

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Company’s annual report to shareholders dated December 31, 2018.

The Portfolios paid Wilshire the advisory fees shown below during 2018.

Portfolio	Management Fee Paid as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio(1)	0.67%
Small Company Value Portfolio(2)	0.67%
Wilshire 5000® Index Fund	0.10%
Wilshire International Equity Fund(3)	1.00%
Wilshire Income Opportunities Fund(3)	0.60%

(1)	The Adviser waived 0.18% of its management fee for the Small Company Growth Portfolio pursuant to a contractual agreement to limit expenses during the 2018 fiscal year.

(2)	The Adviser waived 0.18% of its management fee for the Small Company Value Portfolio pursuant to a contractual agreement to limit expenses during the 2018 fiscal year.

(3)	The Adviser waived less than 0.01% of its management fee for the International Fund and Income Fund, respectively, pursuant to a contractual agreement to limit expenses during the 2018 fiscal year.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio and Small Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee or reimburse expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

These agreements to limit expenses continue through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that a Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years from the date on which Wilshire incurred the expense, if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver or expense reimbursement.

For the year ended December 31, 2018, the Adviser waived fees, reimbursed expenses, or recouped previously waived fees of the Portfolios as follows:

Portfolio	Fees Waived/ Expenses Reimbursed	Fees Recouped
Small Company Growth Portfolio	$104,772	$—
Small Company Value Portfolio	$96,740	$—
International Fund	$3,019	$84,297
Income Fund	$932	$—

At December 31, 2018, the amounts of fee waivers and expense reimbursements subject to recoupment by the Adviser are listed below with the applicable expiration date for these amounts.

Portfolio	Amounts Subject to Recoupment	Expiration Date (Dec. 31)
Small Company Growth Portfolio	$104,772	2021
	$53,561	2020
	$26,249	2019
Small Company Value Portfolio	$96,740	2021
	$55,407	2020
	$23,509	2019
International Fund	$3,019	2021
	$2,177	2020
	$117,583	2019
Income Fund	$932	2021
	$3,021	2020
	$723	2019

Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for performing certain administrative service functions for shareholders. These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.

Additional Information

The Portfolios enter into contractual arrangements with various parties who provide services to the Portfolios, including, among others, the Portfolio’s investment adviser. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Portfolio that you should consider in determining whether to purchase shares of the Portfolio. The Portfolios may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Subadvisers

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the Investment Company Act of 1940, as amended (the “1940 Act”) requirement to submit to shareholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Each subadviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2018. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

BHMS

Wilshire has entered into a subadvisory agreement with BHMS, effective June 14, 2016, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. BHMS is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. BHMS is an affiliate of BrightSphere Investment Group plc, a publicly held company traded on the New York Stock Exchange. BHMS’s assets under management as of December 31, 2018, were $71.9 billion. Day-to-day management of BHMS’s portion of the Large Company Value Portfolio is the responsibility of portfolio managers Ray Nixon, Jr., Lewis Ropp, Brian Quinn, CFA and Brad Kinkelaar. Mr. Nixon joined BHMS in 1994 and is an Executive Director at BHMS. Mr. Ropp joined BHMS in 2001 and is a Managing Director at BHMS. Mr. Quinn joined BHMS in 2005 and is a Director at BHMS. Mr. Kinkelaar joined BHMS in 2017 and is a Managing Director at BHMS. Mr. Nixon is expected to retire June 30, 2019.

Ray Nixon, Jr., Executive Director, joined BHMS in 1994 from Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as its lead institutional stockbroker for the Southwest. During his investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon is a member of the Board of the Salvation Army and is Chairman of the Texas Health Resources Endowment Investment Committee. He is also a member of the Board of UTIMCO, fiduciary for the University of Texas endowment. Mr. Nixon has 40 years of industry experience. He holds a BA and an MBA from the University of Texas.

Lewis Ropp, Managing Director, joined BHMS in 2001 from Frost Securities, where he was a senior equity analyst and served as managing director of the Energy Group. He served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities. Mr. Ropp received a Wall Street Journal “Best On The Street” listing in 2001 for his coverage of the secondary oil sector. Mr. Ropp has 36 years of industry experience. Mr. Ropp graduated from the University of Louisiana at Lafayette with a BS in Mechanical Engineering. He received an MBA, as well as an MS in Civil and Environmental Engineering, from Tulane University.

Brian F. Quinn, CFA, Director, joined BHMS in 2005 as an equity analyst. During his investment career, he served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank. Mr. Quinn received an MBA from Texas Christian University, where he served as a portfolio manager and equity research analyst for the William C. Conner Foundation Educational Investment Fund. Mr. Quinn has 16 years of industry experience. He earned a BS, with a concentration in Finance, from Fordham University and is a member of the CFA Society of Dallas-Fort Worth.

Brad Kinkelaar, Managing Director, joined BHMS in 2017. He previously served as an equity portfolio manager and head of dividend strategies at Pacific Investment Management Company (PIMCO). During his 23-year investment career, Mr. Kinkelaar served as a managing director and equity portfolio manager at Thornburg Investment Management and as an equity analyst at State Farm Insurance Companies. Mr. Kinkelaar earned a BS in Management and Marketing from Eastern Illinois University, where he graduated cum laude. He received an MBA in Finance from the Kellogg School of Management at Northwestern University.

DoubleLine

Wilshire has entered into a subadvisory agreement with DoubleLine effective March 30, 2016, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. DoubleLine’s principal place of business is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine was co-founded by Jeff rey E. Gundlach and Philip A. Barach in December 2009 and is an SEC-registered investment adviser. As of December 31, 2018, DoubleLine had approximately $120.1 billion of assets under management.

Day-to-day management of DoubleLine’s portion of the Income Fund is the responsibility of Jeff rey E. Gundlach and Jeff rey Sherman. Mr. Gundlach, Chief Executive Office and Chief Investment Officer of DoubleLine, co-founded DoubleLine in December 2009.

Mr. Sherman was named as DoubleLine’s Deputy Chief Investment Officer in June 2016. He has been a Portfolio Manager of DoubleLine Capital since September 2010. He has been President of DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP) since April 2015.

Loomis Sayles

Wilshire has entered into a subadvisory agreement with Loomis Sayles, effective September 1, 2015, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Loomis Sayles is located at One Financial Center, Boston, MA 02111. Loomis Sayles has served the investment needs of institutional, high net worth and registered investment company clients in equity, fixed income and alternatives disciplines for over 85 years. Loomis Sayles is a Delaware limited partnership owned by Natixis Investment Managers, L.P. (formerly, Natixis Global Asset Management, L.P.) (“Natixis LP”). Natixis LP is part of Natixis Investment Managers (formerly, Natixis Global Asset Management), an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caissed’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles’ assets under management as of December 31, 2018 were $249.7 billion.

Day-to-day management of Loomis Sayles’ portion of the Large Company Growth Portfolio is the responsibility of portfolio manager Aziz Hamzaogullari. Mr. Hamzaogullari is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles. Mr. Hamzaogullari is the portfolio manager of the Loomis Sayles large cap, global and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the US. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, he was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 25 years of investment industry experience. Mr. Hamzaogullari earned a BS from Bilkent University, Turkey, and an MBA from George Washington University. He is also a member of the CFA Society Boston.

Los Angeles Capital

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, to manage the Index Fund and portions of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Wilshire entered into amendments to that subadvisory agreement with Los Angeles Capital, effective April 1, 2013 and effective May 16, 2014, to manage the Large Company Value Portfolio and International Fund, respectively, subject to the supervision of Wilshire and the Board. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2018, Los Angeles Capital managed approximately $25.5 billion in assets. Thomas D. Stevens, CFA – Chairman and CEO; Hal W. Reynolds, CFA - Chief Investment Officer; and Daniel E. Allen, CFA - President, are the senior portfolio managers for the portion of each Portfolio sub-advised by Los Angeles Capital. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

Manulife

Wilshire entered into a subadvisory agreement with Manulife, effective June 4, 2018, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. Manulife is located at 197 Clarendon Street, Boston, MA 02116. Manulife, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is a Canadian-based publicly-held company that is listed on the Toronto Stock Exchange, New York Stock Exchange, Hong Kong Stock Exchange, and Philippine Stock Exchange. As of December 31, 2018, Manulife managed approximately $184.6 billion in assets. Manulife’s investment team consists of Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA.

Daniel S. Janis, III is head of Global Multi-Sector Fixed Income at Manulife. He is a senior managing director, senior portfolio manager and the lead portfolio manager for the company’s global multi-sector fixed income strategies, responsible for asset allocation, global bond research and currency management. His areas of expertise include global economics, foreign exchange, derivatives and risk management. Prior to joining the company, Mr. Janis was a vice president and proprietary risk manager for BankBoston. Earlier in his career, he worked as a vice president for Morgan Stanley in the foreign exchange department and managed their forward desk from 1991 to 1997. He earned a AB in Economics from Harvard University and holds certification from the Association of International Bond Dealers.

Thomas C. Goggins is a senior managing director and senior portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research, security selection and risk management for the company’s global multi-sector fixed income strategies. Prior to joining the company, Mr. Goggins held positions at Putnam Investments, Transamerica Investments, SAC Capital and Fontana Capital. He earned a BBA from the University of Wisconsin and an MA in Finance and Accounting from Northwestern University’s JL Kellogg Graduate School of Management.

Kisoo Park is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research and currency management for the company’s global multi-sector fixed income strategies. Mr. Park joined Manulife Asset Management from a hedge fund firm based in Hong Kong, where he was a founding member and COO. Prior to that, he was the CIO responsible for tactical asset allocation investing in global equities, fixed income, commodities, FX and interest rate asset classes at Prince Asset Management, Hong Kong. Earlier in his career, Mr. Park held positions at Bank of Montreal, Fleet National Bank, Morgan Stanley and Bank of New England, where he began his career specializing in treasury products, FX and interest rate trading. He earned a BA in Economics from Tufts University and attended The University of Chicago Booth School of Business.

Christopher Chapman, CFA, is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global sovereign debt and currency research, portfolio construction, and risk management for the company’s global multi-sector fixed income strategies. Prior to this position, Mr. Chapman was a senior investment analyst with the Global Multi-Sector Fixed Income Team. Before that, he worked in several other areas of the firm, including as an investment risk analyst on the Quantitative Research Team. Mr. Chapman began his career at State Street Bank. He earned a BSBA in Management from Stonehill College and an MSF from Boston College. He is a CFA charterholder and a member of CFA Society Boston, Inc.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2018, NWQ managed approximately $9.8 billion in assets, which includes approximately $2.1 billion in Unified Managed Account and other non-discretionary assets. Phyllis G. Thomas, CFA, Senior Managing Director of NWQ and Andrew C. Hwang, Managing Director of NWQ, provide day-to-day management of NWQ’s portion of the Small Company Value Portfolio.

Ms. Thomas has been a Portfolio Manager of the Small Company Value Portfolio since April 2013 and also previously served as Portfolio Manager of the Portfolio from October 2004 to June 2011. Ms. Thomas provides portfolio management services to NWQ’s Small Cap Value and Small/Mid Cap Value portfolios on a day-to-day basis. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for the Boston Company and Standard Investment Management Company.

Mr. Hwang has been a Portfolio Manager of the Small Company Value Portfolio since February 2016. Mr. Hwang became co-portfolio manager for NWQ’s Small Cap Value and Small/Mid Cap Value portfolios in February 2016. Mr. Hwang provides portfolio management services to NWQ’s Small Cap Value and Small/Mid Cap Value portfolios on a day-to-day basis. Prior to joining NWQ in 1998, Mr. Hwang spent three years with InterGlobal Financial Corporation, a boutique futures dealer, where he headed research and trading strategies. Previous to this, Mr. Hwang spent two years as a Senior Account Executive for individual futures clients.

Pzena

Wilshire entered into a subadvisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Wilshire entered into an amendment to that subadvisory agreement with Pzena, effective June 20, 2018, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of December 31, 2018, Pzena managed approximately $33.4 billion in assets.

Pzena’s investment team consists of Richard S. Pzena, Benjamin Silver and John Flynn for the Large Company Value Portfolio.

Pzena’s investment team consists of Caroline Cai, Allison Fisch and John Goetz for the International Fund.

Mr. Pzena is the founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986.

Mr. Silver is a Principal and Portfolio Manager for the U.S Large Cap, U.S. Mid Cap, Global Focused Value, Global Value, Global Value All Country, Focused Value and Small Cap Focused Value strategies at Pzena. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund.

Mr. Flynn is a Principal and Portfolio Manager for the U.S. Large Cap, U.S. Mid Cap, Focused Value and Small Cap Focused Value strategies at Pzena. Prior to joining Pzena in 2006, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Ms. Cai is a Managing Principal and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service. Prior to joining Pzena Investment Management in 2004, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company.

Ms. Fisch is a Principal and Portfolio Manager for the International and Emerging Markets strategies. Prior to joining Pzena Investment Management in 2001, Ms. Fisch was a business analyst at McKinsey & Company.

Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena, as well as serving as a Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Ranger

Wilshire has entered into a subadvisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201. As of December 31, 2018, Ranger managed approximately $1,256 million in assets. W. Conrad Doenges, Andrew Hill and Joseph LaBate are primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets.

Mr. Doenges joined Ranger in 2004, is a Principal and Chief Investment Officer and serves as the Portfolio Manager for the firm’s small-, mid- and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Mr. Hill joined Ranger Investments in 2003 and currently serves as a Portfolio Manager. Prior to becoming a Portfolio Manager in 2017, Mr. Hill served as a Sector Manager at Ranger Investments. Mr. Hill also serves as the Portfolio Manager of the Ranger Energy Select portfolio, and his primary research focus is on financial services, oil and gas and energy. Prior to joining the Ranger Investments team in 2003, Mr. Hill served as a Research Analyst for Ranger Capital affiliated investment funds. From 1998 to 2002, Mr. Hill worked in the Mergers and Acquisitions group of Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co.). His research experience includes purchase and sale assignments, hostile takeover defense advisory work, restructurings and special committee assignments in a variety of industries. From 1996 to 1998, Mr. Hill served as Corporate Finance analyst for Dain Rauscher Wessels, Inc. Mr. Hill earned a B.A. degree (Phi Beta Kappa) in Economics from Vanderbilt University.

Mr. LaBate joined Ranger Investments in 2002 and currently serves as a Portfolio Manager. Prior to becoming a Portfolio Manager in 2017, Mr. LaBate served as a Sector Manager. His primary research focus is on healthcare and producer durables. In 2002, Mr. LaBate served as a Portfolio Manager for RedHawk Advisors LLC and conducted fundamental equity research with a focus on small-cap healthcare securities. While attending graduate school at Southern Methodist University, Mr. LaBate was a Portfolio Manager for the $700 million Nancy Underwood endowment. As part of this role, he had research responsibilities for the industrial and consumer sectors. From 2000 until 2002, Mr. LaBate served an Associate within J.P. Morgan’s Investment Banking group covering municipal issuers, including Hospitals, within the Southwest region. From 1996 to 2000 Mr. LaBate served as a Junior Portfolio Manager within J.P. Morgan’s Discretionary Asset Management group covering high net worth individuals. Mr. LaBate earned a B.S. degree in Finance, Cum Laude, from Siena College and an M.B.A. degree from Southern Methodist University.

Victory Capital

Wilshire has entered into a subadvisory agreement with Victory Capital, effective August 1, 2013, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory Capital, located at 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory Capital provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. As of December 31, 2018, Victory Capital had over $52 billion in assets under management and advisement. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. NewBridge Asset Management (“NewBridge”) is the investment franchise responsible for management of Victory Capital’s portion of the Large Cap Growth Portfolio. NewBridge’s investment committee is led by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba.

Erick F. Maronak is Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the portion of the Large Company Growth Portfolio managed by NewBridge.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and Senior Portfolio Manager/Analyst with NewBridge. Mr. Kefer has been associated with Victory Capital or an affiliate since 1999.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and Senior Portfolio Manager/Analyst with NewBridge. Mr. Dahl has been associated with Victory Capital or an affiliate since 1999.

Michael B. Koskuba is a Senior Portfolio Manager/Analyst with NewBridge. Mr. Koskuba has been associated with Victory Capital or an affiliate since 1999.

Voya

Wilshire entered into a subadvisory agreement with Voya, effective June 4, 2018, to manage a portion of the Wilshire Income Opportunities Fund, subject to the supervision of Wilshire and the Board. Voya is located at 230 Park Avenue, New York, NY 10169. Voya, a Delaware limited liability company, is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which, in turn, is a wholly-owned subsidiary of Voya Holdings Inc. (“Voya Holdings”). Voya Holdings is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2018, Voya IM LLC managed approximately $205 billion in assets. Voya’s investment team consists of Matthew Toms, CFA, Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, PhD.

Matthew Toms, CFA, Portfolio Manager, and chief investment officer (“CIO”) of fixed-income at Voya, joined Voya in 2009. In this role, Mr. Toms leads a team of more than 100 investment professionals. Before becoming CIO, Mr. Toms was head of public fixed-income at Voya, overseeing the investment teams responsible for investment grade corporate, high yield corporate, structured products, mortgage-backed securities, emerging market debt and money market strategies for Voya’s general account and third-party business.

Sean Banai, CFA, Portfolio Manager, and head of portfolio management for the fixed-income platform at Voya, joined Voya in 1999. Previously, Mr. Banai was a senior portfolio manager and prior to that he served as head of quantitative research for proprietary fixed income.

Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research at Voya. Prior to this position, Mr. Timberlake was Head of Quantitative Research and prior to that he served as Senior Quantitative Analyst. Mr. Timberlake joined Voya in 2003.

WCM

Wilshire entered into a subadvisory agreement with WCM, effective November 1, 2013, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $29.8 billion in assets under management as of December 31, 2018.

WCM’s portion of the International Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of four investment professionals. Current members of the ISG are Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Michael B. Trigg has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Kurt R. Winrich, CFA joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment Class Shares and Institutional Class Shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share Certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

●	Investment Class Shares. The minimum initial investment in each Style Portfolio, the International Fund, and the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

●	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-866-591-1568 or by downloading a copy from the Company’s website. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee. Institutional Class Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You also may purchase shares directly from us as follows:

(1)         Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.

P.O. Box 219512

Kansas City, MO 64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and cashier’s checks.

(2)         Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank

ABA: 101000695

Wilshire Mutual Funds, Inc.

DDA: 9871737314

FFC: [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-866-591-1568 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3)         Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-866-591-1568. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day for most funds without a redemption fee. If shares of the International Fund are sold or exchanged within 60 days of their purchase, a redemption fee of 1.00% of the value of the shares sold or exchanged will be assessed. The International Fund will employ the “last in, first out” method to calculate the 60-day holding period. The redemption fee does not apply to (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares held through 401(k) or other retirement plans; (iii) redemptions and exchanges by other funds in the Wilshire Funds Complex (iv) redemptions and exchanges by financial intermediaries for which Wilshire creates portfolio models that include the International Fund; and (iv) investments through certain financial intermediaries.

The redemption fee is retained by the International Fund to help pay transaction and tax costs that long-term investors may bear when the International Fund incurs brokerage or other transaction expenses and/or realizes capital gains because of selling securities to meet investor redemptions. International Fund shareholders are subject to this 1.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment adviser. Currently, the International Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fee. Further, if International Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the International Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee. The International Fund reserves the right to modify or eliminate the redemption fee at any time provided that shareholders receive notice of any material change to the Fund’s redemption fee policy. Further, the Fund or the Adviser may waive the fee at their discretion if either deems the waiver appropriate under the circumstances.

Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1)         By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application. Call 1-866-591-1568 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

●	Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

●	Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

●	Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)         By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Portfolio may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-591-1568 for more information. The Portfolio participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

Generally, all redemptions will be paid in cash. The Portfolios typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling Portfolio assets.

In addition to paying redemption proceeds in cash, the Portfolio reserves the right to make redemptions in-kind (by redeeming shares for securities rather than cash). Redemptions in-kind will be made only under extraordinary circumstances and if Wilshire and a Portfolio’s subadviser(s) deem it advisable for the benefit of all shareholders, such as a very large redemption that could affect Portfolio operations. A redemption in-kind will consist of securities equal in market value to the Portfolio shares being redeemed, using the same valuation procedures that the Portfolio uses to compute its NAV. Redemptions in-kind are subject to federal income tax in the same manner as redemptions paid in cash.

Under normal market conditions, redemption in-kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Portfolio’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Certain securities may be valued using estimated prices from one of the Company’s approved pricing agents.

You will bear the market risks associated with maintaining or selling the securities that are redeemed in-kind. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with the sale.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identifi cation. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the official NASDAQ closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded OTC (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an Officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1)         By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identifi cation or social security number. The signature of all owners exactly as registered on the account must be included on written requests.

(2)         By Telephone. Call us at 1-866-591-1568 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone transactions on your Account Application.

●	We reserve the right to reject any exchange request in whole or in part.

●	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

●	You should read the prospectus of a Portfolio whose shares you are acquiring.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identifi cation number or other identifying information for investors who open an account with a Portfolio. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-866-591-1568. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gains distributions at least once a year. Beginning in June 2019, the Income Fund will declare any dividends and distribute its net investment income on a quarterly basis. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.

A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of shares of a Portfolio) of U.S. individuals, estates and trust to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares for the past five fiscal years or since the Portfolio’s inception. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended December 31, 2017 and 2018, has been audited by Cohen & Company, Ltd., independent registered public accounting firm whose report, along with each Portfolio’s financial statements and related notes, is included in the annual report, which is available on request. Financial statements for the fiscal periods prior to December 31, 2017, were audited by another independent registered public accounting firm.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$39.53	$33.93	$36.82	$38.66	$41.60

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.20)	(0.08)	0.04	(0.14)	(0.26)
Net realized and unrealized gains (losses) on investments	(0.35)	9.24	1.26	2.53	3.61
Total from investment operations	(0.55)	9.16	1.30	2.39	3.35

Less distributions:
From net investment income	—	—	(0.01)	—	—
From realized capital gains	(5.65)	(3.56)	(4.18)	(4.23)	(6.29)
Total distributions	(5.65)	(3.56)	(4.19)	(4.23)	(6.29)

Net asset value, end of year	$33.33	$39.53	$33.93	$36.82	$38.66

Total return (b)	(1.90%)	26.93%	3.33%	6.18%	7.97%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,671	$64,130	$62,634	$107,381	$103,733
Operating expenses (c)	1.31%	1.30%	1.32%	1.33%	1.38%
Net investment income (loss)	(0.48%)	(0.21%)	0.10%	(0.34%)	(0.61%)
Portfolio turnover rate	69%	51%	75%	104%	62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses to average net assets includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.31%, 1.30%, 1.32%, 1.34% and 1.38% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$42.53	$36.19	$39.04	$40.62	$43.28

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.07)	0.05	0.15	(0.01)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.40)	9.87	1.34	2.66	3.76
Total from investment operations	(0.47)	9.92	1.49	2.65	3.63

Less distributions:
From net investment income	—	(0.02)	(0.16)	—	(0.00	)(b)
From realized capital gains	(5.65)	(3.56)	(4.18)	(4.23)	(6.29)
Total distributions	(5.65)	(3.58)	(4.34)	(4.23)	(6.29)

Net asset value, end of year	$36.41	$42.53	$36.19	$39.04	$40.62

Total return (c)	(1.58%)	27.35%	3.61%	6.52%	8.32%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$148,029	$170,708	$152,167	$122,219	$134,534
Operating expenses (d)	0.98%	0.98%	1.04%	1.01%	1.06%
Net investment income (loss)	(0.16%)	0.11%	0.37%	(0.02%)	(0.29%)
Portfolio turnover rate	69%	51%	75%	104%	62%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.99%, 0.98%, 1.04%, 1.02% and 1.06% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$21.18	$20.40	$18.62	$21.19	$21.44

Income (loss) from investment operations:
Net investment income (a)	0.29	0.30	0.37	0.20	0.18
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.73)	2.67	2.56	(1.33)	2.14
Total from investment operations	(2.44)	2.97	2.93	(1.13)	2.32

Less distributions:
From net investment income	(0.29)	(0.30)	(0.14)	(0.19)	(0.23)
From realized capital gains	(1.23)	(1.89)	(1.01)	(1.25)	(2.34)
Total distributions	(1.52)	(2.19)	(1.15)	(1.44)	(2.57)

Net asset value, end of year	$17.22	$21.18	$20.40	$18.62	$21.19

Total return (b)	(11.71%)	14.64%	15.73%	(5.33%)	10.77%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$5,137	$6,547	$10,112	$52,864	$61,566
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.24%	1.26%	1.26%	1.27%	1.29%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.24%	1.26%	1.27%	1.29%	1.30%
Net investment income	1.40%	1.38%	1.87%	0.96%	0.80%
Portfolio turnover rate	65%	39%	174%	55%	57%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.24%, 1.26%, 1.26%, 1.27% and 1.29% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$20.95	$20.20	$18.67	$21.24	$21.48

Income (loss) from investment operations:
Net investment income (a)	0.35	0.36	0.40	0.26	0.24
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.71)	2.65	2.55	(1.33)	2.14
Total from investment operations	(2.36)	3.01	2.95	(1.07)	2.38

Less distributions:
From net investment income	(0.35)	(0.37)	(0.41)	(0.25)	(0.28)
From realized capital gains	(1.23)	(1.89)	(1.01)	(1.25)	(2.34)
Total distributions	(1.58)	(2.26)	(1.42)	(1.50)	(2.62)

Net asset value, end of year	$17.01	$20.95	$20.20	$18.67	$21.24

Total return (b)	(11.47%)	14.99%	15.78%	(5.07%)	11.05%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$182,553	$151,923	$175,497	$53,343	$63,499
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.97%	0.98%	1.04%	1.01%	1.00%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	0.97%	0.98%	1.05%	1.02%	1.01%
Net investment income	1.70%	1.67%	2.09%	1.23%	1.09%
Portfolio turnover rate	65%	39%	174%	55%	57%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.97%, 0.98%, 1.04%, 1.01% and 1.00% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$25.05	$24.41	$22.64	$23.44	$24.95

Income (loss) from investment operations:
Net investment loss (a)	(0.17)	(0.19)	(0.15)	(0.15)	(0.25)
Net realized and unrealized gains (losses) on investments	(1.75)	3.51	4.80	0.70	1.09
Total from investment operations	(1.92)	3.32	4.65	0.55	0.84

Less distributions:
From realized capital gains	(1.42)	(2.68)	(2.88)	(1.35)	(2.35)

Net asset value, end of year	$21.71	$25.05	$24.41	$22.64	$23.44

Total return (b)	(7.87%)	13.66%	20.44%	2.29%	3.44%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,162	$11,386	$8,633	$12,642	$11,398
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.48%	1.51%	1.46%	1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.54%	1.64%	1.60%	1.64%	1.55%
Net investment loss	(0.65%)	(0.75%)	(0.57%)	(0.59%)	(1.00%)
Portfolio turnover rate	92%	110%	114%	63%	77%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.54%, 1.60%, 1.64% and 1.56% for the years ended December 31, 2018, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$27.14	$26.18	$24.04	$24.75	$26.14

Income (loss) from investment operations:
Net investment loss (a)	(0.11)	(0.14)	(0.08)	(0.07)	(0.18)
Net realized and unrealized gains (losses) on investments	(1.91)	3.78	5.10	0.71	1.14
Total from investment operations	(2.02)	3.64	5.02	0.64	0.96

Less distributions:
From realized capital gains	(1.42)	(2.68)	(2.88)	(1.35)	(2.35)

Net asset value, end of year	$23.70	$27.14	$26.18	$24.04	$24.75

Total return (b)	(7.63%)	13.96%	20.79%	2.53%	3.75%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$44,603	$36,599	$28,454	$14,414	$15,483
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.23%	1.27%	1.19%	1.20%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.27%	1.34%	1.33%	1.36%	1.24%
Net investment loss	(0.37%)	(0.47%)	(0.32%)	(0.28%)	(0.70%)
Portfolio turnover rate	92%	110%	114%	63%	77%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.27%, 1.33%, 1.37% and 1.29% for the years ended December 31, 2018, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$22.99	$23.75	$20.74	$22.86		$24.33

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.05)	0.10	0.01		(0.08)
Net realized and unrealized gains (losses) on investments	(3.77)	2.09	4.99	(0.89)		1.53
Total from investment operations	(3.72)	2.04	5.09	(0.88)		1.45

Less distributions:
From net investment income	(0.05)	—	(0.09)	(0.00	)(b)	—
From capital gains	(1.09)	(2.80)	(1.99)	(1.24)		(2.92)
Total distributions	(1.14)	(2.80)	(2.08)	(1.24)		(2.92)

Net asset value, end of year	$18.13	$22.99	$23.75	$20.74		$22.86

Total return (c)	(16.35%)	8.65%	24.86%	(3.83%)		6.17%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$4,792	$6,305	$9,097	$14,287		$14,120
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.45%	1.51%	1.49%		1.49%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.57%	1.69%	1.60%	1.67%		1.56%
Net investment income (loss)	0.21%	(0.25%)	0.48%	0.06%		(0.35%)
Portfolio turnover rate	74%	88%	99%	49%		53%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.58%, 1.71%, 1.61%, 1.67% and 1.57% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$23.49	$24.14	$21.08	$23.21	$24.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.01	0.16	0.08	(0.02)
Net realized and unrealized gains (losses) on investments	(3.88)	2.14	5.08	(0.90)	1.56
Total from investment operations	(3.77)	2.15	5.24	(0.82)	1.54

Less distributions:
From net investment income	(0.10)	—	(0.19)	(0.07)	—
From realized capital gains	(1.09)	(2.80)	(1.99)	(1.24)	(2.92)
Total distributions	(1.19)	(2.80)	(2.18)	(1.31)	(2.92)

Net asset value, end of year	$18.53	$23.49	$24.14	$21.08	$23.21

Total return (b)	(16.17%)	8.97%	25.16%	(3.52%)	6.47%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$46,948	$33,919	$31,698	$13,727	$15,655
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.19%	1.27%	1.18%	1.17%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)	1.26%	1.37%	1.33%	1.36%	1.23%
Net investment income (loss)	0.53%	0.07%	0.73%	0.36%	(0.07%)
Portfolio turnover rate	74%	88%	99%	49%	53%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.27%, 1.39%, 1.34%, 1.37% and 1.25% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$20.83	$18.86	$17.78		$18.01		$16.22

Income (loss) from investment operations:
Net investment income (a)	0.31	0.29	0.27		0.24		0.23
Net realized and unrealized gains (losses) on investments	(1.45)	3.52	1.96		(0.22)		1.78
Total from investment operations	(1.14)	3.81	2.23		0.02		2.01

Less distributions:
From net investment income	(0.30)	(0.27)	(0.39)		(0.25)		(0.22)
From realized capital gains	(0.81)	(1.57)	(0.76)		—		—
Total distributions	(1.11)	(1.84)	(1.15)		(0.25)		(0.22)

Net asset value, end of year	$18.58	$20.83	$18.86		$17.78		$18.01

Total return (b)	(5.60%)	20.20%	12.51%		0.08%		12.38%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$134,197	$149,342	$132,669		$159,709		$204,465
Operating expenses	0.60%	0.62%	0.67	%(c)	0.64	%(c)	0.65%
Net investment income	1.42%	1.39%	1.49%		1.35%		1.32%
Portfolio turnover rate	1%	3%	5%		6%		3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.67% and 0.64% for the years ended December 31, 2016 and 2015, respectively.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014
Net asset value, beginning of year	$20.83	$18.85	$17.78		$18.00		$16.21

Income (loss) from investment operations:
Net investment income (a)	0.37	0.35	0.33		0.29		0.26
Net realized and unrealized gains (losses) on investments	(1.46)	3.53	1.95		(0.22)		1.79
Total from investment operations	(1.09)	3.88	2.28		0.07		2.05

Less distributions:
From net investment income	(0.35)	(0.33)	(0.45)		(0.29)		(0.26)
From realized capital gains	(0.81)	(1.57)	(0.76)		—		—
Total distributions	(1.16)	(1.90)	(1.21)		(0.29)		(0.26)

Net asset value, end of year	$18.58	$20.83	$18.85		$17.78		$18.00

Total return (b)	(5.32%)	20.57%	12.81%		0.36%		12.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$32,110	$35,066	$40,860		$59,065		$67,500
Operating expenses	0.33%	0.33%	0.36	%(c)	0.41	%(c)	0.44%
Net investment income	1.70%	1.67%	1.80%		1.59%		1.53%
Portfolio turnover rate	1%	3%	5%		6%		3%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.36% and 0.41% for the years ended December 31, 2016 and 2015, respectively.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$11.19		$8.92		$8.90	$9.06	$9.70

Income (loss) from investment operations:
Net investment income (a)	0.10		0.08		0.10	0.09	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.51)		2.20		0.07	(0.23)	(0.71)
Total from investment operations	(1.41)		2.28		0.17	(0.14)	(0.62)

Less distributions:
From net investment income	(0.04)		(0.01)		(0.15)	(0.02)	(0.02)
From realized capital gains	(0.42)		—		—	—	—
Total distributions	(0.46)		(0.01)		(0.15)	(0.02)	(0.02)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value, end of year	$9.32		$11.19		$8.92	$8.90	$9.06

Total return (c)	(12.66%)		25.54%		1.88%	(1.55%)	(6.38%)

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$2,789		$4,176		$11,290	$3,438	$11,371
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.51	%(d)	1.51	%(d)	1.52%	1.50%	1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.59%		1.55%		1.65%	1.75%	1.71	%(e)
Net investment income	1.02%		0.87%		1.19%	0.99%	0.97%
Portfolio turnover rate	96%		62%		79%	84%	176%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The operating expense ratio includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.50% for the years ended December 31, 2018 and 2017.

(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.71% for the year ended December 31, 2014.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014
Net asset value, beginning of year	$11.04		$8.81		$8.78	$8.99	$9.64

Income (loss) from investment operations:
Net investment income (a)	0.13		0.10		0.12	0.09	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.49)		2.18		0.07	(0.21)	(0.68)
Total from investment operations	(1.36)		2.28		0.19	(0.12)	(0.59)

Less distributions:
From net investment income	(0.07)		(0.05)		(0.16)	(0.09)	(0.06)
From realized capital gains	(0.42)		—		—	—	—
Total distributions	(0.49)		(0.05)		(0.16)	(0.09)	(0.06)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value, end of year	$9.19		$11.04		$8.81	$8.78	$8.99

Total return (c)	(12.39%)		25.92%		2.16%	(1.37%)	(6.16%)

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$383,682		$351,136		$258,311	$176,937	$165,048
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.27	%(e)	1.26	%(d)	1.27%	1.25%	1.25%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.25%		1.26%		1.32%	1.29%	1.31	%(f)
Net investment income	1.28%		1.02%		1.44%	1.00%	0.96%
Portfolio turnover rate	96%		62%		79%	84%	176%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The operating expense ratio includes the expenses related to foreign currency exchange contracts . Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% for the year ended December 31, 2018 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.31% for the year ended December 31, 2014.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2018		Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.25		$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.32		0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.39)		0.22		0.18
Total from investment operations	(0.07)		0.57		0.39

Less distributions:
From net investment income	(0.30)		(0.42)		(0.18)
From realized capital gains	—		(0.04)		(0.07)
Total distributions	(0.30)		(0.46)		(0.25)

Net asset value, end of period	$9.88		$10.25		$10.14

Total return (b)	(0.65%)		5.60%		3.92	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,864		$6,409		$1,102
Operating expenses after expense reimbursements (d)	1.16	%(e)	1.17	%(f)	1.15	%(g)
Operating expense before expense reimbursements (d)	1.20%		1.23%		1.26	%(g)
Net investment income	3.02%		3.28%		2.83	%(g)
Portfolio turnover rate	177%		88%		74	%(g)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expense after expense reimbursements includes interest expense and transactions costs related to foreign currency contracts. If these expenses had been excluded, the ratio would have been 1.15% for the year ended December 31, 2018.

(f)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(g)	Annualized.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.22	$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.35	0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.40)	0.22		0.13
Total from investment operations	(0.05)	0.59		0.38

Less distributions:
From net investment income	(0.34)	(0.43)		(0.21)
From realized capital gains	—	(0.04)		(0.07)
Total distributions	(0.34)	(0.47)		(0.28)

Net asset value, end of period	$9.83	$10.22		$10.10

Total return (b)	(0.43%)	5.84%		3.82	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$312,201	$310,227		$396,797
Operating expenses (d)	0.90%	0.92	%(e)	0.86	%(f)
Net investment income	3.48%	3.49%		3.11	%(f)
Portfolio turnover rate	177%	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(f)	Annualized.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about each Portfolio’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s investment performance during the last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about each Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Mutual Funds, Inc.

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

or by calling toll free 1-866-591-1568

You can also request information about each Portfolio, including the annual and semi-annual reports and SAIs, from the Public Reference Room of the SEC.

●	For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

●	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-07076)

[WIL-PS-004-0700]

WILSHIRE MUTUAL FUNDS, INC.

LARGE COMPANY GROWTH PORTFOLIO

Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

LARGE COMPANY VALUE PORTFOLIO
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

SMALL COMPANY VALUE PORTFOLIO
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

WILSHIRE 5000® INDEX FUND
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

WILSHIRE INCOME OPPORTUNITIES FUND
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

April 30, 2019

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000® Index Fund (the “Index Fund”), Wilshire International Equity Fund (the “International Fund”), and Wilshire Income Opportunities Fund (the “Income Fund”) (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated April 30, 2019, and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2018, are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-866-591-1568.

TABLE OF CONTENTS

THE PORTFOLIOS	3
INVESTMENT POLICIES AND RISKS	3
PORTFOLIO TURNOVER	38
DISCLOSURE OF PORTFOLIO HOLDINGS	38
INVESTMENT RESTRICTIONS	39
DIRECTORS AND OFFICERS	41
PRINCIPAL HOLDERS OF SECURITIES	46
INVESTMENT ADVISORY AND OTHER SERVICES	51
CODE OF ETHICS	80
PROXY VOTING POLICY AND PROCEDURES	80
PORTFOLIO TRANSACTIONS	80
NET ASSET VALUE	83
PURCHASE OF PORTFOLIO SHARES	84
REDEMPTION OF PORTFOLIO SHARES	84
SHAREHOLDER SERVICES	85
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	86
OTHER INFORMATION	91
FINANCIAL STATEMENTS	94
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS	B-1

2

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) is the investment adviser for the Portfolios. Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), DoubleLine® Capital LP (“DoubleLine”), Loomis Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Manulife Asset Management (US) LLC (“Manulife”), NWQ Investment Management Company, LLC (“NWQ”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Victory Capital Management Inc. (“Victory Capital”), Voya Investment Management Co LLC (“Voya”) and WCM Investment Management (“WCM”), and (together with BHMS, DoubleLine, Loomis Sayles, Los Angeles Capital, Manulife, NWQ, Pzena, Ranger and Victory Capital and Voya, collectively, the “Subadvisers,”) each have entered into an agreement with Wilshire to serve as a Subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

This section should be read in conjunction with each Portfolio’s description in its prospectus and each Portfolio’s fundamental and non-fundamental investment policies.

Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, a Portfolio may take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, a Portfolio may not achieve its investment objective.

General Risk Factors. The net asset value (“NAV”) of the Income Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by the Income Fund generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Income Fund, if applicable, are subject to greater interest rate risk. There is no assurance that the Income Fund will achieve its investment objective.

Management Risk. The Income Fund is subject to management risk because it is an actively managed investment portfolio. The Subadvisers, as applicable, will apply investment techniques and risk analysis in making decisions for the Income Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Income Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Income Fund and as a result, may lower the Income Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Subadvisers in connection with managing the Income Fund and may also adversely affect the ability of the Income Fund to achieve its investment objectives.

Exchange-Traded Funds. Each Portfolio may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a Portfolio’s purchase of ETF shares generally are subject to the risks of the Portfolio’s investments in other investment companies, which are described below under the heading “Investment Companies.”

3

Repurchase Agreements. Each Portfolio may invest in repurchase agreements. A Portfolio will invest in repurchase agreements in accordance with its fundamental investment restrictions.

Repurchase agreements are agreements under which the Portfolio acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the Portfolio will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Portfolio, include only those securities in which the Portfolio may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. In entering into a repurchase agreement, a fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, the Portfolio may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Portfolio believes that these risks are not material inasmuch as the applicable Subadviser will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The U.S. Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

For the fiscal year ended December 31, 2018, the income earned by each Portfolio as well as the fees and/or compensation paid by each Portfolio (in dollars) were as follows:

Portfolio	Gross income earned by the Fund from Securities lending activities	Fees and / or compensation paid by the Fund for securities lending activities and related services(1)	Aggregate fees / compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Large Company Growth Portfolio	$36,871	$7,374	$7,374	$29,497
Large Company Value Portfolio	$18,453	$3,691	$3,691	$14,762
Small Company Growth Portfolio	$47,463	$9,493	$9,493	$37,970
Small Company Value Portfolio	$19,610	$3,922	$3,922	$15,688

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Portfolio	Gross income earned by the Fund from Securities lending activities	Fees and / or compensation paid by the Fund for securities lending activities and related services	Aggregate fees / compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Wilshire 5000® Index Fund	$40,859	$8,172	$8,172	$32,687
Wilshire International Equity Fund	$60,448	$12,090	$12,090	$48,358
Wilshire Income Opportunities Fund(2)	-	-	-	-

(1)	The Funds' securities lending agreement with The Northern Trust Company has a fee split arrangement for securities lending and related services whereby the Funds retain 80% of the gross securities lending income and The Northern Trust Company, as Agent, receives 20% of the gross securities lending income.
(2)	The Wilshire Income Opportunities Fund did not engage in securities lending.

Reverse Repurchase Agreements and Other Borrowings. The Income Fund may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by the Income Fund should decline in value while borrowings are outstanding, the NAV of the Income Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Income Fund’s securities. The Income Fund may borrow through reverse repurchase agreements under which a fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of securities held by the Income Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, the Income Fund may use the proceeds to purchase instruments eligible for purchase by the Income Fund. At the time the Income Fund enters into a reverse repurchase agreement, it will segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities, having a value at least equal to the repurchase price.

The Income Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Income Fund with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. The Income Fund will invest in reverse repurchase agreements in accordance with its fundamental investment restrictions and the limits of the Investment Company Act of 1940, as amended (the “1940 Act”). If the asset coverage for such borrowings falls below 300%, the Income Fund will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage.

Leverage. The Income Fund may use leverage. Leveraging the Income Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Income Fund’s shares and in the yield on the Income Fund’s portfolio. Although the principal of such borrowings will be fixed, the Income Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Income Fund’s investments will be borne entirely by the Income Fund’s shareholders (and not by those persons providing the leverage to the Income Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Income Fund were not so leveraged. Leveraging will create interest and other expenses for the Income Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Income Fund will have to pay, the Income Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Income Fund will be less than if leveraging were not used. Under the 1940 Act, the Income Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Income Fund’s holdings may be disadvantageous from an investment standpoint. The Income Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Income Fund’s policies.

High-Yield (High-Risk) Securities. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s Investor Service, Inc. (“Moody’s), Standard & Poor’s Ratings Group (“S&P”) or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower- quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

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Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments more than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower- quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Income Fund’s NAV.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will the Income Fund’s NAV. If the Income Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), the Income Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Income Fund to sell the more liquid portion of its portfolio.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities that have a lower interest rate. To the extent an issuer can refinance the securities, or otherwise redeem them, the Income Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Income Fund.

Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations may be more dependent on a subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers to the Income Fund employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Subadvisers continually monitor the investments in the Income Fund portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. The Income Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Income Fund’s NAV and ability to dispose of particular securities, when necessary to meet the Income Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing the Income Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

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Restricted Securities. The Income Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Income Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Income Fund. The Income Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities. Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Income Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Subadvisers are authorized to make liquidity determinations pursuant to procedures adopted by the Board. In making the determination regarding the liquidity of restricted securities, a Subadviser will consider the trading markets for the specific security considering the unregistered nature of a restricted security. In addition, a Subadviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Income Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

The Income Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Income Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Income Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Income Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Income Fund might obtain a less favorable price than prevailing when it decided to sell.

Warrants and Rights. The Income Fund may invest in warrants. The International Fund may invest in warrants and rights. The Index Fund may invest up to 5% of its assets in warrants and rights. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Income Fund will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Portfolio’s investment in them will be lost. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

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Convertible Preferred Stocks and Debt Securities. The Income Fund and the International Fund may invest in convertible preferred stock and debt securities. The Index Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. The Income Fund may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Preferred Stock. The Index Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities, (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement. Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Income Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, that may provide credit protection.

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Foreign Securities. The Large Company Growth Portfolio, the International Fund and the Income Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Income Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the International Fund and Income Fund, respectively, seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Each Portfolio may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of each Portfolio’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

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Emerging Markets Securities. The Large Company Growth Portfolio, the International Fund, and the Income Fund may each invest in emerging markets securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Income Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Income Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Brady Bonds. The Income Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Forward Foreign Currency Exchange Contracts. The Large Company Growth Portfolio, the International Fund, and the Income Fund may invest in foreign currencies. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of Portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. The Large Company Growth Portfolio, the International Fund, and the Income Fund each may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific Portfolio transactions or with respect to its positions.

Dollar Roll Transactions. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Income Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other MBS together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Income Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Income Fund agrees to buy a security on a future date. The security sold by the Income Fund that is subject to repurchase at such future date may not be an existing security in the Income Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

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The Income Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Income Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Income Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Income Fund. For example, while the Income Fund receives a fee as consideration for agreeing to repurchase the security, the Income Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Income Fund, thereby effectively charging the Income Fund interest on its borrowing. Further, although the Income Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Income Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Income Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Income Fund is able to purchase them. Similarly, the Income Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Income Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Income Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives. The Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Income Fund’s portfolio or to enhance potential gain. These strategies may be executed using derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Income Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Transactions successfully will depend on a Subadviser’s ability to predict pertinent market movements, which cannot be assured. The Income Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Income Fund may use Strategic Transactions for non-hedging purposes to enhance potential gain.

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Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent a Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Income Fund can realize on its investments or cause the Income Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Income Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Income Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

In addition to the instruments and strategies discussed in this section, a Subadviser may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a Subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A Subadviser may utilize these opportunities and techniques to the extent that they are consistent with the Income Fund’s respective investment objective and investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.

This discussion is not intended to limit the Income Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Income Fund as broadly as possible. Statements concerning what the Income Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that the Income Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Derivatives. Each Portfolio may invest in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives a Portfolio may use are currently comprised of stock index futures and options. A Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s NAV, decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (OTC derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative transaction bears the risk that the counterparty will default. Accordingly, a Subadviser will consider the creditworthiness of counterparties to OTC derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Other Derivatives. A Portfolio may take advantage of opportunities in futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

General Characteristics of Options. The Portfolios may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Portfolio may purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively “Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser or Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Portfolio, and portfolio securities “covering” the amount of the Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and may be subject to the Portfolio’s, limitation on investing in illiquid securities. If the Portfolio exceeds the limits specified above, the Portfolio will take prompt steps to reduce its holdings in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Portfolio’s income. The sale of put options can also provide income. A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, MBS, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities, indices, currencies and futures contracts. All calls sold by the Portfolio must be “covered” (i.e., the Portfolio, must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below when the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, MBS, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

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There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures. The Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. The Portfolios may also engage in futures for speculative purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Portfolio’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (the “CFTC”). Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the International Fund and the Income Fund. If the Portfolios are no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of each Portfolio and the Portfolio and Wilshire would be subject to regulation under the Commodity Exchange Act of 1936, as amended (the “CEA”).

Options on Securities Indices and Other Financial Indices. The Portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified)). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Synthetic Investment Risk. The Income Fund may be exposed to certain additional risks should a Subadviser use derivatives transactions to synthetically implement the Income Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment a Subadviser is seeking to replicate. There can be no assurance that a Subadviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Income Fund may be exposed to certain additional risks associated with derivatives transactions should a Subadviser use derivatives to synthetically implement the Income Fund’s investment strategies. The Income Fund would be subject to counterparty risk in connection with such transactions. If the Income Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Income Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Income Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Currency Transactions. In general, the Large Company Growth Portfolio’s, the International Fund’s, and the Income Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Each Portfolio, however, can invest up to the 1940 Act limits of its assets in such transactions for non-hedging purposes. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Large Company Growth Portfolio, the International Fund, and the Income Fund each may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which it has or in which the Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Income Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Income Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Income Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Income Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that the Income Fund is engaging in proxy hedging. If the Income Fund enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

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Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. The Income Fund may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a Subadviser, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on a Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Income Fund may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. The Income Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Income Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Income Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Income Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the Income Fund believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. In the case of OTC derivatives, the Income Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A- by S&P or Moody’s or has an equivalent rating from an National Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by a Subadviser. If there is a default by the Counterparty, the Income Fund may have contractual remedies pursuant to the agreements related to the transaction.

Hybrid Instruments. The Income Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

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Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Income Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Income Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Income Fund would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Income Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Risk Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer the truly catastrophic part of the risk exposure to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Spread Transactions. The Income Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Income Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Income Fund does not own, but which is used as a benchmark. The risk to the Income Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Income Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

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Derivatives Regulations. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including, as applicable, the Portfolios, the Subadvisers, and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on each Portfolio’s investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. While certain of the Dodd-Frank provisions have been adopted, other rules are not yet final; therefore, it is unclear how regulators will exercise their expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or its investments. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could restrict the ability of the Fund to use certain instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Legislators and regulators in the U.S. are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way the financial services industry is regulated. In particular, new position limits imposed on the International Fund, the Income Fund or each Portfolio’s counterparties may impact each Portfolio’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the International Fund and the Income Fund, including capital requirements, changes to the CFTC speculative position limits regime, and mandatory clearing, may increase the cost of the Portfolio’s investments and cost of doing business, which would adversely affect investors.

A notice has been filed, with the National Futures Association, claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the CEA, with respect to each of the International Fund’s and the Income Fund’s operations. Accordingly, the International Fund and the Income Fund and the Subadvisers are not subject to registration or regulation as a commodity pool or CPO. Changes to the International Fund’s or the Income Fund’s investment strategies or investments may cause the respective Portfolio to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If the International Fund or the Income Fund becomes subject to CFTC regulation, the Portfolios may incur additional expenses.

Eurodollar Instruments. The Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Income Fund may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. (See also “LIBOR risk” in the Portfolio’s prospectus.)

Euro Risk. The Large Company Growth Portfolio, International Fund and Income Fund may each invest in securities issued by companies operating in Europe. Investments in a single region, even though representing many different countries within the region, may be affected by common economic forces and other factors. The Portfolios may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Portfolio is not invested may adversely affect the security values and thus the Portfolio’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and these member states no longer have the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. On March 29, 2017, the United Kingdom triggered Article 50 under the Lisbon Treaty, which is the process of leaving the EU. Brexit may create additional economic stress for the United Kingdom and cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU, thereby exacerbating political instability in the region.

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Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Income Fund segregate liquid, high-grade assets to the extent Income Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Income Fund to pay or deliver securities or assets must always be covered by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Income Fund will require the Income Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Income Fund on an index will require the Income Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Income Fund requires the Income Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency which requires no segregation, a currency contract which obligates the Income Fund to buy or sell currency will generally require the Income Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Income Fund’s obligations or to segregate liquid high-grade assets equal to the amount of the Income Fund’s obligation.

OTC options entered into by the Income Fund including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Income Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non- cash-settled put, the same as an OCC- guaranteed listed option sold by a fund or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a fund, other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Income Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap daily and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Income Fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, the Income Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Income Fund. Moreover, instead of segregating assets if the Income Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

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The Income Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), for qualification as a regulated investment company. (See “Dividends, Distributions and Federal Income Taxes” section).

Notwithstanding the language above, the Income Fund may segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities (i.e., not just cash or high grade securities).

Guaranteed Investment Contracts (“GICs”). The Income Fund may invest in GICs. When investing in GICs, the Income Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund monthly. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Income Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period remaining until the next readjustment of the guaranteed interest rate.

Variable and Floating Rate Instruments. The Income Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, a Subadviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Income Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Income Fund is not entitled to exercise its demand rights, and the Income Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Income Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Income Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Income Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and foreign branches of domestic banks.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

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A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates. With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Mortgage-Backed Securities. The Income Fund may invest in MBS, which are securities that represent interests in pools of mortgage loans. MBS, including mortgage pass-through securities and collateralized mortgage obligations, include certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FHLMC”); securities issued by private issuers that represent an interest in or are collateralized by MBS issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or ABS (“Re-REMICS”).There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.

MBS guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. MBS issued by the FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government- sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBS issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

The performance of private label MBS issued by private institutions is based on the financial health of those institutions. There is no guarantee that the Income Fund’s investment in MBS will be successful, and the Income Fund’s total return could be adversely affected as a result. In the reperforming/non-performing loan securitization market additional consideration must be given to sponsor risk and sponsor concentration.

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MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of MBS) is approximately 12 years. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on MBS.

The Income Fund may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities. The Income Fund may also invest in ABS, which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by aircraft leases, automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of ABS depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. ABS are subject to risks similar to those discussed above with respect to MBS.

Automobile Receivable Securities. ABS may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

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Credit Card Receivable Securities. ABS may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of many state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other ABS, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many ABS are issued with only one class of security, many ABS are issued in more than one class, each with different payment terms. Multiple class ABS are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the ABS is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-ABS, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

ABS in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.

Types of Credit Support. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of ABS with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class ABS with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and ABS that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the ABS and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an ABS. Additionally, if the letter of credit is exhausted, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

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Structured Notes. The Income Fund may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Income Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. The Income Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, the Income Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Income Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Credit-Linked Notes. The Income Fund may invest in credit-linked notes. Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Income Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Income Fund may receive the security that has defaulted, and the Income Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Income Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Income Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Collateralized Debt Obligations (“CDOs”). The Income Fund may invest in CDOs. A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/ or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related securities and ABS. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Income Fund.

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The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Income Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Income Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Income Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Corporate Bonds. The Income Fund may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Distressed Company Risk. The Income Fund may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Income Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Income Fund may lose its entire investment.

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U.S. Government Obligations. Each Portfolio may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Income Fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export- Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Short-Term Instruments. When the Income Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Income Fund’s investment objectives are unavailable in sufficient quantities or at attractive prices, the Income Fund may hold short-term investments for a limited time at the discretion of the Subadvisers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.

Supranational Organization Obligations. The Income Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Municipal Securities. The Income Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Income Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Income Fund’s shares to be exempt from state and local taxes of the designated state. The Income Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Income Fund’s Subadviser believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law.

The Income Fund cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Income Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Income Fund’s holdings would be affected, and the investment objectives and policies of the Income Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

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The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Income Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Income Fund.

The Income Fund may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Municipal Bond Insurance. The Income Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Income Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Income Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds, the Subadvisers, as applicable, take into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

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Real Estate Securities. The Income Fund may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, the Income Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities is also subject to the management skill, insurance coverage, and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.

The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Income Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Income Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Income Fund, including significantly reducing return to the Income Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Income Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Income Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Income Fund’s investments in REIT equity securities may at other times result in the Income Fund’s receipt of cash in excess of the REIT’s earnings; if the Income Fund distributes such amounts, such distribution could constitute a return of capital to Income Fund shareholders for federal income tax purposes. Dividends received by the Income Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Income Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Income Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.

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Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio’s expense ratio and adversely affect a Portfolio’s performance.

Short Sales. The Income Fund may make short sales “against the box,” in which the Income Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Income Fund may also make short sales of securities the Income Fund does not own. If the Income Fund makes a short sale, the Income Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Income Fund must borrow the security (generally from the broker through which the short sale is made) to make delivery to the buyer. The Income Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Income Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

The Income Fund may make short sales that are not “against the box.” Short sales by the Income Fund that are not made “against the box” create opportunities to increase the Income Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Income Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Income Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Income Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Income Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Income Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Income Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Subadvisers believe that the price of a security may decline, causing a decline in the value of a security owned by the Income Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Income Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Income Fund owns, either directly or indirectly, and, in the case where the Income Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Income Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Income Fund, because the Income Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding, the Income Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Income Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Income Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Income Fund’s custodian may not at any time be less than the market value of the securities sold short. The Income Fund will comply with these requirements. The Income Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

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Commercial Paper. The Income Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody’s or, when deemed advisable by the Income Fund’s Adviser or Subadviser, “high quality” issues rated A-2 or Prime-2 by S&P or Moody’s, respectively. These ratings are described in Appendix B. The Income Fund may also purchase lower-rated, or unrated, commercial paper.

Commercial paper purchasable by the Income Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Income Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio, except for the Income Fund which is described above, may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s, A-1 by S&P or F-1 by Fitch; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s or AA- by S&P or Fitch; or (c) if unrated, determined by Wilshire or the Subadvisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Asset-Backed Commercial Paper. The Income Fund may purchase asset-backed commercial paper. Asset-backed commercial paper is commercial paper collateralized by other financial assets. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Investment Grade Debt Obligations. The Income Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix B to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments. The Income Fund may enter into “when-issued” and “forward” commitments, including TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When the Income Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Income Fund securities to satisfy a purchase commitment will be set aside, and in such a case the Income Fund, may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the amount of the Income Fund’s commitments. It may be expected that the market value of the Income Fund’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Income Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases, a fund may realize a taxable capital gain or loss. When the Income Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Income Fund starting on the day the Income Fund agrees to purchase the securities. The Income Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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Investment Companies. In connection with the management of its daily cash position, the Income Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 NAV per share. As a shareholder of another investment company, the Income Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Income Fund bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the Income Fund investment objectives and policies. As a shareholder in an investment company, the Income Fund, would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Shares of Other Investment Vehicles. Subject to the requirements of the 1940 Act and the Income Fund’s investment limitations, the Income Fund may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and ETFs such as index-based investments and private or foreign investment funds. The Income Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Additionally, such other investment companies or other investment vehicles may be managed by a Subadviser or its affiliate.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Income Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Income Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Loans Generally. The Income Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, PIK and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Income Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Income Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Income Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Income Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Income Fund purchases an assignment from a lender, the Income Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Income Fund purchases a participation interest either from a lender or a participant, the Income Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Income Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Income Fund, in addition to the usual credit risk of the borrower. Therefore, when the Income Fund invests in syndicated bank loans through the purchase of participation interests, the Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Income Fund and a borrower.

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Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Income Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Income Fund through the amortization of the purchase price discount. The Income Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Subadviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Income Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Income Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Income Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Income Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Income Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Income Fund will make an investment in a loan only after the Subadviser determines that the investment is suitable for the Income Fund based on an independent credit analysis. Generally, this means that the Subadviser has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information About Senior Bank Loans (“Senior Loans”). The Income Fund may invest in Senior Loans. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Income Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Income Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Income Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

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Additional Information About Second Lien Loans. The Income Fund may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Additional Information About Subordinated Secured Loans. The Income Fund may invest in subordinated secured loans. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.

Additional Information About Unsecured Loans. The Income Fund may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.

Debtor-in-Possession (“DIP”) Loan Risks. DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Income Fund’s only recourse will be against the property securing the DIP financing.

Mortgage Backed Securities Risks. The Income Fund may invest in MBS. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Income Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Income Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings, and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. The Income Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Income Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Income Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Income Fund’s principal investment to the extent of premium paid. MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

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Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Income Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

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Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage loans and MBS and increased investor yield requirements can limit liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS.

A rise in interest rates will generally cause the value of debt securities to decrease. Actions by governments and central banking authorities may result in increases in interest rates. Conversely, a decrease in interest rates will generally cause the value of debt securities to increase. Interest rate declines may also increase prepayments of debt obligations. Consequently, changes in interest rates may have a significant effect on a Portfolio, especially if the Portfolio is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with longer maturities, zero coupon bonds, and debentures. A Portfolio may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Interest rate changes may have different effects on the values of mortgage-related securities held by a Portfolio because of prepayment and extension risks.

Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the 2008 mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for a Portfolio or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the 2008 mortgage crisis, several originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Cyber Security Risk. Investment companies such as each Portfolio and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Portfolio or its Adviser, Subadvisers, custodian, transfer agent and other third party service providers may adversely impact a Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Portfolio to regulatory fines or financial losses, and cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolio may invest, which could result in materials adverse consequences for such issuers, and may cause a Portfolio’s investment in such portfolio companies to lose value.

Legislation and Regulation Risk. As a result of the dislocation of the credit markets during the 2008 recession, the securitization industry has become subject to additional and changing regulation. For example, pursuant to the Dodd-Frank Act, which went into effect on July 21, 2010, various federal agencies have promulgated, or are in the process of promulgating, regulations, and rules on various issues that affect securitizations, including: rule requiring that sponsors in securitizations retain 5% of the credit risk associated with securities they issue; requirements for additional disclosure; requirements for additional review and reporting; rules for swaps (including those used by securitizations); and certain restrictions designed to prohibit conflicts of interest. Other regulations have been and may ultimately be adopted. The risk retention rule (as it relates to CMBS) took effect in December 2016 and requires retention of at least 5% of the fair value of all securities issued in connection with a securitization. The risk (with respect to CMBS) must be retained by a sponsor (generally an issuer or certain mortgage loan originators) or, upon satisfaction of certain requirements, up to two third-party purchasers of interests in the securitization. The risk retention rules and other rules and regulations that have been adopted or may be adopted may alter the structure of securitizations, reduce or eliminate economic benefits of participation in securitizations, and could discourage traditional issuers, underwriters or other participants from participating in future securitization. Any of these outcomes could reduce the market for CMBS in which a Portfolio seeks suitable investments or otherwise adversely affect a Portfolio’s ability to achieve its investment objective.

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Zero Coupon and Payment-In-Kind Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their un-accrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Income Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Income Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the U.S. Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the Income Fund’s taxable income. Accordingly, for the Income Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Income Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Income Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Income Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

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PORTFOLIO TURNOVER

A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. Although a Portfolio’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that each Portfolio’s portfolio turnover rate normally will be below 100%. A 100% turnover rate would occur if all of the Portfolio’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by a Portfolio, and may result in the Portfolio recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Portfolio must distribute to shareholders to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Dividends, Distributions and Federal Income Taxes”).

The Portfolios do not intend to use short-term trading as a primary means of achieving their respective investment objectives. Generally, the Portfolios intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or Subadvisers believe that portfolio changes are appropriate.

The portfolio turnover rates for the Portfolios for the two most recent fiscal years ended December 31, are detailed in the table below.

Name of Fund	2018	2017
Large Company Growth Portfolio	69%	51%
Large Company Value Portfolio	65%	39%
Small Company Growth Portfolio	92%	110%
Small Company Value Portfolio	74%	88%
Index Fund	1%	3%
International Fund	96%	62%
Income Fund	177%(1)	88%

(1)	The Income Fund’s higher than normal portfolio turnover rate for the period ended December 31, 2018, can be primarily attributed to a change in subadvisers during the period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Subadvisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

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The Company, Wilshire and/or the Subadvisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) MSCI Institutional Shareholder Services and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Subadvisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will determine in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio, except the Income Fund, and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations, except for the limitation on borrowing. No Portfolio, except for the Income Fund, may:

1.	Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.	Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33⅓% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.	Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.	Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.	Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.	Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.	Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

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With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33⅓% of its total assets, a Portfolio, except for the Income Fund, shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33⅓% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio, except for the Income Fund, may:

1.	Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of each Portfolio, a Portfolio may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d) (1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The investment restrictions described below are fundamental policies of the Income Fund and cannot be changed without the approval of a majority of the Income Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Income Fund’s total assets will not result in a violation of the percentage limitations, except for the limitation on borrowing. The Income Fund:

(1) may not purchase securities other than the securities in which the Income Fund is authorized to invest;

(2) may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(3) may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(4) may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(5) may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(6) may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(7) may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(8) may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities; and

(9) shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

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DIRECTORS AND OFFICERS

The Board of Directors, four of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age as of April 30, 2019	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano(2), 70	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)
Edward Gubman, 68	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)
Suanne K. Luhn, 64	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Variable Insurance Trust (1 Fund)
George J. Zock, 68	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz(3), 44	Director and President	Director since 2018/ President since 2012	President, Wilshire Funds Management (since 2014); President, Wilshire Analytics (Since 2017); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014).	8	Wilshire Variable Insurance Trust (4 Funds)
OFFICERS
Benkai Bouey, 48	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)	N/A	N/A
Reena S. Lalji, 47	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 43	Vice President	Since 2011	Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)	N/A	N/A

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Name and Age as of April 30, 2019	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Michael Wauters, 52	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Josh Emanuel, 39	Vice President	Since 2015	Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)	N/A	N/A
Suehyun Kim, 42	Vice President	Since 2019	Vice President, Wilshire Associates Incorporated (since 2018); Director, Cetera Financial Group (2011-2018)	N/A	N/A

(1)	Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano has a retirement account advised by TIAA, indirect parent company of NWQ, sub-adviser to the Small Company Value Portfolio.

(3)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Board of Directors

Under the Company’s Articles of Incorporation and the laws of the State of Maryland, the Board is responsible for overseeing the Company’s business and affairs. The Board is currently comprised of five Directors, four of whom are classified under the 1940 Act as “non-interested” persons of the Company and are often referred to as “independent directors.”

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano formerly served as Vice President of the University Medical Foundation, University of Wisconsin from 2006 to 2018. He is the Founder and Principal of R.A. Formisano & Company, LLC. He also served on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

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Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman was a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement, and he was a principal of that firm from 2004 to 2009. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008 and chairperson of the Investment Committee since 2015. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Jason Schwarz. Mr. Schwarz has served as Director of the Company since 2018. He has served as President of the Company since 2012. Mr. Schwarz also serves as President of Wilshire Funds Management (since 2014) and Wilshire Analytics (since 2017) business units of Wilshire Associates and from 2005-2014 served as Managing Director of Wilshire and as Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions. Mr. Schwarz earned his AB in government from Hamilton College and holds an MBA from the Marshall School of Business, University of Southern California.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s CCO. The Board is comprised of five Directors, four of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has four standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee. The Audit Committee is responsible for monitoring the Portfolio’s accounting policies, financial reporting and internal control system; monitoring the work of the Portfolio’s independent accountants and providing an open avenue of communication among the independent accountants, management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Portfolio securities. The Investment Committee monitors performance of the Portfolios and the performance of the Adviser and Subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, Portfolio performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the Portfolios in the fund complex.

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Risk Oversight

Consistent with its responsibility for oversight of the Company and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Portfolios and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and Subadvisers to the Portfolios as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Audit Committee held two meetings in 2018. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock and Ms. Luhn.

The Nominating Committee held five meetings in 2018. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson), Gubman and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2018. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Luhn (chairperson) and Messrs. Gubman, Formisano and Zock.

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The Valuation Committee held four meetings in 2018. The current members of the Valuation Committee, one of whom is an interested Director, include Messrs. Gubman (chairperson) and Schwarz. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2018, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Dollar Range of Equity Securities in
Name of Director	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Index Fund	International Fund	Income Fund	All Portfolios Overseen by Director within Fund Complex**
Independent Directors
Roger A. Formisano	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	$10,001- $50,000	None	$10,001- $50,000
George J. Zock	None	None	None	None	None	None	None	None
Interested Directors
Jason Schwarz	None	None	None	None	None	None	None	None

**	“Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers. The Fund Complex includes the Portfolios and the Wilshire Variable Insurance Trust.

As of April 5, 2019, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

As of April 5, 2019, the Independent Directors do not have any ownership of the Adviser or the Distributor.

Compensation

Effective January 1, 2017, the Company and the Trust together pay each Independent Director an annual retainer of $48,000 and pay to the Independent Board Chair an annual retainer of $60,000. In addition, each Committee Chair is paid an annual additional retainer of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a Board in-person meeting fee of $3,000 for Independent Directors and $4,000 for the Board Chair, a Board telephonic meeting fee of $1,500 for Independent Directors and $2,000 for the Board Chair, and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2018. The Company does not compensate any of the officers. The Company does not have any pension or retirement plans for the Directors.

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Director	Aggregate Compensation From the Company*	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex**
Roger A. Formisano	$53,480	N/A	N/A	$73,500
Edward Gubman	$53,480	N/A	N/A	$73,500
Suanne K. Luhn	$53,480	N/A	N/A	$73,500
George J. Zock	$65,483	N/A	N/A	$90,000

*	The allocation of aggregate compensation paid from the Company for each Director is estimated based upon the Company’s ratio of average net assets for the period ended December 31, 2018. For the year ended December 31, 2018, the Company paid total Director compensation for retainers and meeting fees in the amount of $225,922 (of this amount the Large Company Growth Portfolio paid $37,328, the Large Company Value Portfolio paid $32,835, the Small Company Growth Portfolio paid $8,536, the Small Company Value Portfolio paid $8,148, the Index Fund paid $28,543, the International Fund paid $61,801 and the Income Fund paid $48,731).

**	This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. The Fund Complex includes the Portfolios and the Wilshire Variable Insurance Trust.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of April 5, 2019. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Portfolio/Class	Shareholders	Percentage Owned
Large Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	68.37%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68102-2226	5.53%
Large Company Growth Portfolio – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	33.31%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.27%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	8.21%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.11%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	9.93%

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Large Company Value Portfolio – Investment Class
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	12.07%
Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	22.62%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.53%
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	9.80%
Gloria Brinkman Junge Gloria Brinkman Junge Trust U/A DTD 9/30/06 350 N. Pilot Knob Rd. Galena, IL 61036-9127	6.01%
Large Company Value Portfolio – Institutional Class
Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	36.31%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.47%
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	8.27%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.01%
Omaha, NE 68103-2226 National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	14.52%

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Portfolio/Class	Shareholders	Percentage Owned
Small Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	26.48%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.37%
	Steven S. Andrews 1020 NE 90th Street Seattle, WA 98115-3025	7.53%
	Patrick B. Moran 8585 Via Mallorca Unit 324 La Jolla, CA 92037-2592	7.20%
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	7.53%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.60%
Small Company Growth Portfolio – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	30.33%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	18.87%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.39%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	7.58%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	20.24%

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Portfolio/Class	Shareholders	Percentage Owned
Small Company Value Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	48.09%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.71%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.53%
Small Company Value Portfolio – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	28.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	21.47%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	8.80%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.29%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	19.35%
Wilshire 5000® Index Fund – Investment Class
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.07%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	12.35%
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	31.13%

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Portfolio/Class	Shareholders	Percentage Owned
Wilshire 5000® Index Fund – Institutional Class
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	58.27%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.59%
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	5.48%
Wilshire International Equity Fund – Investment Class
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.44%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.94%
Wilshire International Equity Fund – Institutional Class
Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	46.33%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	17.50%
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.01%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	11.25%
Wilshire Income Opportunities Fund – Investment Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	34.53%
Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	14.60%
Charles Schwab & Co. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	7.23%

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Portfolio/Class	Shareholders	Percentage Owned
Wilshire Income Opportunities Fund – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	40.41%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	26.66%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	10.79%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.44%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadvisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 as amended February 23, 2016 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito. Mr. Tito’s control is based on his beneficial ownership of a majority of the outstanding shares of Wilshire.

Pursuant to subadvisory agreements with Wilshire dated September 1, 2015, April 1, 2002, as amended, and August 1, 2013, respectively, Loomis Sayles, Los Angeles Capital, and Victory Capital each manage a portion of the Large Company Growth Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, (as amended April 1, 2013), December 23, 2004 (as amended on June 4, 2018), and June 14, 2016, respectively, Los Angeles Capital, Pzena, and BHMS each manage a portion of the Large Company Value Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, respectively, Los Angeles Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to subadvisory agreement with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, respectively, Los Angeles Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a subadvisory agreement with Wilshire dated April 1, 2002, as amended, Los Angeles Capital manages the Index Fund.

Pursuant to subadvisory agreements with Wilshire dated December 23, 2004 (as amended June 4, 2018), November 1, 2013 and April 1, 2002 (as amended May 16, 2014), respectively, Pzena, WCM and Los Angeles Capital each manage a portion of the International Fund.

Pursuant to subadvisory agreements with Wilshire dated March 30, 2016, DoubleLine manages a portion of the Income Fund. Additionally, pursuant to subadvisory agreements with Wilshire dated June 4, 2018, Manulife and Voya each manage a portion of the Income Fund.

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Investment Advisory Agreements and Fees

For the three most recent fiscal years ended December 31, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers), were as follows:

Portfolio	Advisory Fee Expense	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio
2016	$1,893,731	$0	$0	$1,893,731	0.75%
2017	$1,740,176	$0	$0	$1,740,176	0.75%
2018	$1,840,180	$0	$0	$1,840,180	0.75%
Large Company Value Portfolio
2016	$1,321,817	$0	$0	$1,321,817	0.75%
2017	$1,254,058	$0	$0	$1,254,058	0.75%
2018	$1,658,650	$0	$0	$1,658,650	0.75%
Small Company Growth Portfolio
2016	$315,035	$26,249	$0	$288,786	0.78%
2017	$351,218	$53,561	$0	$297,657	0.72%
2018	$485,225	$104,772	$0	$380,453	0.67%
Small Company Value Portfolio
2016	$332,900	$23,509	$0	$309,391	0.79%
2017	$299,905	$55,407	$0	$244,498	0.69%
2018	$469,548	$96,740	$0	$372,808	0.67%
Index Fund
2016	$197,180	$0	$0	$197,180	0.10%
2017	$179,696	$0	$0	$179,696	0.10%
2018	$187,189	$0	$0	$187,189	0.10%
International Fund
2016	$2,770,494	$144,932	$0	$2,625,562	0.95%
2017	$3,131,086	$2,177	$7,286	$3,136,195	1.00%
2018	$4,123,786	$3,019	$84,297	4,205,064	1.00%
Income Fund
2016(1)	$1,593,644	$723	$0	$1,592,921	0.45%
2017	$2,164,887	$3,021	$0	$2,161,866	0.60%
2018	$1,941,301	$932	$0	1,940,369	0.60%

(1)	Represents the fiscal period from March 30, 2016 (commencement of operations) to December 31, 2016.

Effective January 1, 2019, Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio and Small Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

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Wilshire has entered into a contractual expense limitation agreement with the Company, on behalf of the Income Fund to waive a portion of its management fee or reimburse expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

These agreements to limit expenses continue through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that a Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years after the date on which Wilshire incurred the expense, if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver or expense reimbursement.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more subadvisers to manage one or more Portfolios or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreements and Fees

Pursuant to the subadvisory agreements with each of the Subadvisers (the “Subadvisory Agreements”), the fees payable to a Subadviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Subadvisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other Subadvisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Subadvisers.

No Subadviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of DoubleLine, NWQ and Pzena) or reckless disregard of its obligations. Each Subadviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to Wilshire or the Portfolios.

Each Subadvisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Subadvisory Agreements with Los Angeles Capital, NWQ, Loomis Sayles, Manulife, Pzena, Victory Capital, Voya, Ranger, WCM, DoubleLine and BHMS, as amended, were approved to continue for the period ending August 31, 2019.

For the fiscal years ended December 31, 2016, 2017 and 2018, the aggregate subadvisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets, were as follows:

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Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio
2016	$788,624	0.31%
2017	$726,261	0.31%
2018	$767,390	0.31%
Large Company Value Portfolio
2016	$475,515	0.27%
2017	$502,436	0.30%
2018	$635,974	0.29%
Small Company Growth Portfolio
2016	$166,612	0.45%
2017	$182,994	0.44%
2018	$234,747	0.41%
Small Company Value Portfolio
2016	$164,910	0.42%
2017	$149,750	0.42%
2018	$215,678	0.39%
Index Fund
2016	$80,324	0.04%
2017	$71,648	0.04%
2018	$75,390	0.04%
International Fund
2016	$935,092	0.34%
2017	$1,063,535	0.34%
2018(1)	$1,518,544	0.37%
Income Fund
2016(2)	$848,170	0.32%
2017	$1,333,247	0.37%
2018(3)	$1,153,526	0.36%

(1)	Prior to June 25, 2018 Cambiar Investors, LLC served as sub-adviser to the Portfolio. Amounts paid include fees paid to the Portfolio’s previous sub-adviser.
(2)	Represents the fiscal period from March 30, 2016 (commencement of operations) to December 31, 2016.
(3)	For the period between March 30, 2016 to June 25, 1018 Guggenheim Partners Investment Management, LLC served as sub-adviser to the Portfolios. Amounts paid include fees paid to the Portfolio’s previous sub-advisers.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

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BHMS

In addition to BHMS’s portion of assets of the Large Company Value Portfolio, BHMS’s portfolio managers are responsible for the day-to-day management of certain other accounts, as detailed below. None of the accounts listed below are subject to a performance based advisory fee. The information below is provided as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Ray Nixon, Jr. and Brian Quinn, CFA(1)
Registered Investment Companies	3	$720.6	0	$0
Other Pooled Investment Vehicles	1	$7.5	0	$0
Other Accounts	6	$793.3	0	$0
Lewis Ropp(1)(2)
Registered Investment Companies	3	$912.9	0	$0
Other Pooled Investment Vehicles	1	$106.8	0	$0
Other Accounts	38	$3,735.1	0	$0
Brad Kinkelaar(1)(3)
Registered Investment Companies	3	$801.1	0	$0
Other Pooled Investment Vehicles	1	$169.1	0	$0
Other Accounts	8	$1,240.1	0	$0

(1)	Messrs. Nixon, Ropp, Quinn and Kinkelaar are members of a team managing 35 accounts and $6.1 billion in the dividend focused value equity strategy. Mr. Nixon is expected to retire on June 30, 2019.

(2)	Mr. Ropp is a member of various value equity teams managing 50 other accounts and $3.0 billion.

(3)	Mr. Kinkelaar is a member of various value equity teams managing 9 other accounts and $4.1 billion.

Conflicts of Interest

Conflicts of Interest Disclosure for Registered Investment Company clients, Private Commingled Fund Clients, and Other Clients:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. BHMS manages potential conflicts between funds and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client/account, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. BHMS’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.

Conflicts of Interest When Voting Proxies

BHMS’s Proxy Voting Policy is designed to address potential conflicts in situations where the Firm invests in equity securities of corporations that are also clients of the Firm, or conduct other business with the Firm. BHMS seeks to mitigate potential conflicts by:

●	Making voting decisions for the benefit of the shareholder(s), clients of the Firm;

●	Uniformly voting proxies based on BHMS’s internal research and with consideration of Glass Lewis’s recommendations; and

●	Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, members of the Proxy Voting and Oversight Committees shall determine whether clients should have an opportunity to vote their proxies themselves, or to address the voting conflict through other objective means, such as voting in a manner consistent with a predetermined voting policy, or accepting the voting recommendation of Glass Lewis.

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Compensation

The compensation of BHMS’s investment professionals is tied to their overall contribution to the success of BHMS. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final key component of compensation that is shared by most of BHMS’ key employees, including all portfolio managers and the majority of BHMS’ analysts, is economic ownership in BHMS through a limited partnership that owns a 24.9% equity interest in BHMS LLC. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

As of December 31, 2018, Messrs. Nixon, Ropp, Quinn and Kinkelaar did not own any shares of the Large Company Value Portfolio.

DoubleLine

Jeffrey E. Gundlach, Chief Executive Officer, and Jeffrey Sherman are the portfolio managers for the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Messrs. Gundach and Sherman, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Jeffrey E. Gundlach
Registered Investment Companies	34	$83,428.9	0	$0
Other Pooled Investment Vehicles	18	$8,748.2	2	$2,699.1
Other Accounts	73	$16,526.4	2	$983.6
Jeffrey Sherman
Registered Investment Companies	21	$27,309.4	0	$0
Other Pooled Investment Vehicles	7	$2,344.2	0	$0
Other Accounts	15	$4,367.2	0	$0

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Income Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by the portfolio manager might have similar investment objectives or strategies as the Income Fund, be managed (benchmarked) against the same index the Income Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Income Fund. The other accounts might also have different investment objectives or strategies than the Income Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Income Fund. Because of his position as portfolio manager, the portfolio manager knows the size, timing and possible market impact of the Income Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Income Fund.

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Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Income Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Income Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Income Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Income Fund’s investment opportunities may also arise when the Income Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Income Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Income Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, the portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Income Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Income Fund.

Investors in the Income Fund may also be advisory clients of DoubleLine or the Fund may invest in a product managed or sponsored or otherwise affiliated with DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Income Fund, may render advice to the Income Fund that provides a direct or indirect benefit to DoubleLine an affiliate of DoubleLine or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Income Fund. For example, DoubleLine may advise a client who has invested in the Income Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.

DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Income Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Income Fund, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.

Affiliates of DoubleLine may invest in the Income Fund. DoubleLine could face a conflict if an account it advises is invested in the Income Fund and that account’s interests diverge from those of the Income Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Income Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Income Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio manager, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio manager, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Income Fund.

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Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Income Fund. These clients may themselves represent appropriate investment opportunities for the Income Fund or may compete with the Income Fund for investment opportunities.

Performance Fees and Personal Investments. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Income Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Income Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation

The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contribution to the success of the clients and DoubleLine. The DoubleLine portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio managers’ compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

As of December 31, 2018, Messrs. Gundlach and Sherman did not own any shares of the Income Fund.

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Loomis Sayles

Aziz Hamzaogullari, portfolio manager of Loomis Sayles’ portion of the Large Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Hamzaogullari, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Aziz Hamzaogullari
Registered Investment Companies	20	$20,691	0	$0
Other Pooled Investment Vehicles	15	$5,496	1	$672
Other Accounts	130	$18,499	0	$0

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/ or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (3, 5 and 10 years for large cap growth, all cap growth and global growth), or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The external benchmark used as a secondary comparison is the Russell 1000 Growth Index.

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Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

●	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

●	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

●	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

As of December 31, 2018, Mr. Hamzaogullari did not own any shares of the Large Company Growth Portfolio.

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Los Angeles Capital

Los Angeles Capital manages the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and International Fund. Los Angeles Capital is a corporation wholly owned by employees. Los Angeles Capital is primarily owned by Thomas D. Stevens and Hal W. Reynolds. Thomas D. Stevens, CFA, Chairman and CEO; Hal W. Reynolds, CFA, Chief Investment Officer; and Daniel E. Allen, CFA, President, are the senior portfolio managers for the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Messrs. Stevens, Reynolds and Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Thomas D. Stevens, CFA
Registered Investment Companies	8	$6,392.1	1	$3,157.5
Other Pooled Investment Vehicles	13	$6,196.8	4	$3,500.5
Other Accounts	39	$12,467.5	5	$6,450.8
Hal W. Reynolds, CFA
Registered Investment Companies	8	$6,392.1	1	$3,157.5
Other Pooled Investment Vehicles	13	$6,196.8	4	$3,500.5
Other Accounts	39	$12,467.5	5	$6,450.8
Daniel E. Allen, CFA
Registered Investment Companies	4	$2,661.4	0	$0
Other Pooled Investment Vehicles	13	$6,196.8	4	$3,500.5
Other Accounts	39	$12,467.5	5	$6,450.8

Conflicts of Interest

Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the firm believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement. This can result in investment positions or actions taken for one client account that differ from those taken in another client account. Accordingly, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. These positions and actions can adversely affect or benefit different clients at different times.

Since client accounts have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. Additionally, it is possible for the Firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. This is because trade waves created using Los Angeles Capital’s Wave Optimization algorithm are often specific to a particular account and use real-time market prices to parse the master (“parent”) order lists into a sub-list or “child” order lists, for execution by agency broker algorithms. For accounts traded using the Firm’s proprietary Wave Optimization strategy, real-time market prices are the primary wave creation determinant in each child order. Therefore, waves traded for one account (or group of accounts) may result in different execution prices than a wave traded for another account (or group of accounts). As this Wave Optimization trading algorithm is dependent upon robust and consistent market data, Los Angeles Capital does not currently utilize this trading strategy in Developed Asia and Emerging Markets.

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While each client account is managed individually, Los Angeles Capital may, at any given time, purchase and/or sell the same security in a block that is allocated among multiple accounts. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, the effect of trade aggregation may work on some occasions to the account’s disadvantage. Los Angeles Capital’s policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades. If an aggregated transaction is not completely filled, then the partially completed trade is allocated to the participating accounts on a pro-rata basis subject to certain variations. Differences include regulatory limitations, round lot requirements, exchange specific limitations, market specific restrictions, or other circumstances where it would be impractical to provide a partial allocation. For example, if only a very small portion of the aggregated trade is going to a particular account and the broker is not able to fill the entire block, the broker may exclude the account with the small allocation. While these differences create the potential for conflicts of interest, Los Angeles Capital’s directions to brokers are consistent with the Firm’s goal to be fundamentally fair on an overall basis with respect to all client accounts. Nevertheless, there can be no assurance that any particular allocation is more or less advantageous to any one account or group of accounts. The process is structured with the goal of no account being advantaged or disadvantaged over time.

Los Angeles Capital’s portfolio managers manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of the firm as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes the firm’s proprietary investment model technology to identify securities and construct portfolios.

Based on a variety of factors including the strategy, guidelines, and turnover goals employed by each account, Los Angeles Capital determines the trading frequency of an account with most accounts trading weekly and others less frequently. In a typical week, Los Angeles Capital will begin by trading its U.S. strategy accounts followed by its non-U.S. strategy accounts. An account’s rebalance cycle is dependent on the account’s strategy. Rebalances for U.S. strategy accounts are regularly rotated between traders and generally begin on the same day each week. Non-U.S. strategy account rebalances may be regularly rotated over several days. The firm’s proprietary accounts, which are invested in liquid securities, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital’s Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of the firm and receive compensation based on the firm’s overall profits.

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As of December 31, 2018, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

Manulife

Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA, manage Manulife’s portion of the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Daniel S. Janis, III
Registered Investment Companies	6	$9,021	0	$0
Other Pooled Investment Vehicles	37	$16,088	0	$0
Other Accounts	17	$10,184	2	$6,707
Thomas C. Goggins
Registered Investment Companies	5	$8,769	0	$0
Other Pooled Investment Vehicles	34	$15,336	0	$0
Other Accounts	17	$10,184	2	$6,707
Kisoo Park
Registered Investment Companies	5	$8,769	0	$0
Other Pooled Investment Vehicles	36	$15,482	0	$0
Other Accounts	17	$10,184	2	$6,707
Christopher Chapman, CFA
Registered Investment Companies	5	$8,769	0	$0
Other Pooled Investment Vehicles	3	$15,476	0	$0
Other Accounts	17	$10,184	2	$6,707

Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Manulife does not believe that any material conflicts are likely to arise out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See ―Compensation below.

●	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

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●	A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation.

●	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Broker Selection

Manulife believes that the overriding consideration in selecting brokers for executing portfolio orders is the maximization of client profits through a combination of controlling transaction and securities costs and seeking the most effective use of brokers’ execution capabilities while maintaining relationships with those broker-dealers who consistently provide superior service. Manulife has implemented a process to evaluate the brokers used and the soft dollar products/ services provided by them. More specifically, it has established and implemented a formal broker review and voting process in which votes cast by equity portfolio managers and analysts to brokers translate into a percentage of research budget and subsequent research payment to brokers.

Compensation

Manulife has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. The structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of Manulife. A limited number of senior investment professionals, who serve as officers of both Manulife and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Income Fund.

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●	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Manulife seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Manulife and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●	Investment Performance: The investment performance of all accounts managed by the investment professional over one-, three-, and five-year periods are considered.

●	The Profitability of Manulife: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.

●	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Sub-Advisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

As of December 31, 2018, Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA, did not own any shares of the Income Fund.

NWQ

Phyllis G. Thomas, CFA, and Andrew C. Hwang are the portfolio managers of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas and Mr. Hwang, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Phyllis G. Thomas, CFA and Andrew C. Hwang
Registered Investment Companies	2	$577.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	34	$1,076.7*	0	$0

*	Includes approximately $70.9 million in model-based assets as of December 31, 2018.

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Conflicts of Interest

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

●	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

●	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

●	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Broker Selection & Evaluation

NWQ maintains trading relationships with a wide variety of full-service, execution-only, direct access and electronic destinations that are utilized in the implementation of its trading strategy. Consideration is given to the providers of natural liquidity and execution quality. NWQ continuously evaluates new technologies and ideas while seeking to ensure we have access to as many liquidity points as we feel necessary to be fully represented in the marketplace.

NWQ is not obligated to choose the broker-dealer offering the lowest available commission rate, if in their reasonable judgment, a higher commission is justified. NWQ takes into account the current context of the marketplace as well as a variety of factors when selecting a broker-dealer for execution of a particular trade. Such considerations include the type of security being traded, the portfolio manager’s objective, price, size of the order, liquidity, and broker-dealer execution capability, among other factors. Furthermore, NWQ also considers utilizing (i) Alternative Trading Systems (ATS) when they believe the ATS is an efficient market for execution and expect a benefit to clients, and (ii) a Trade Aggregation Broker to address issues associated with market fragmentation when deemed appropriate. The process is subjective, and certain trades are more difficult to execute than others.

NWQ may be precluded from obtaining best execution and/or their ability to do so may be somewhat limited if there is limited or no flexibility in the choice of broker-dealer or commission to be paid per transaction. It is the client’s responsibility to evaluate and determine that such arrangements are in the client’s continuing best interests.

Compensation

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Executive Committee. Total compensation (TC) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.

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NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.

To further strengthen NWQ’s incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.

Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:

●	Overall performance of client portfolios

●	For NWQ’s analysts, objective review of stock recommendations and the quality of primary research

●	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.

Lastly, key individuals received retention long-term performance compensation that vests at year-end 2022. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

At NWQ, NWQ believes that we are an employer of choice. NWQ’s analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

As of December 31, 2018, Ms. Thomas and Mr. Hwang did not own any shares in the Small Company Value Portfolio.

Pzena

Richard S. Pzena, John Flynn and Benjamin Silver manage Pzena’s portion of the Large Company Value Portfolio. Caroline Cai, Allison Fisch and John Goetz manage Pzena’s portion of the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Richard S. Pzena
Registered Investment Companies	9	$9,926	2	$6,864
Other Pooled Investment Vehicles	22	$1,064	2	$113
Other Accounts	73	$2,259	1	$818
John Flynn
Registered Investment Companies	13	$10,018	2	$6,864
Other Pooled Investment Vehicles	19	$983	1	$2
Other Accounts	116	$3,173	1	$818
Benjamin Silver
Registered Investment Companies	13	$10,018	2	$6,864
Other Pooled Investment Vehicles	34	$3,714	3	$423
Other Accounts	132	$6,501	1	$818

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Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Caroline Cai
Registered Investment Companies	7	$2,209	1	$142
Other Pooled Investment Vehicles	45	$7,499	3	$436
Other Accounts	46	$8,792	2	$227
Allison Fisch
Registered Investment Companies	8	$2,210	1	$142
Other Pooled Investment Vehicles	27	$3,099	2	$37
Other Accounts	21	$4,255	0	$0
John P. Goetz
Registered Investment Companies	7	$2,209	1	$142
Other Pooled Investment Vehicles	44	$7,495	3	$436
Other Accounts	46	$8,874	2	$227

Conflicts of Interest

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s and International Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all Accounts managed in the same investment strategy, be they mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline and proprietary investment model. If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio or International Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash to existence of client-imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio, International Fund and other Accounts which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of a portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio, International Fund, or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

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Proxy voting for the Large Company Value Portfolio, International Fund, and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Compensation

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio or the International Fund relative to the performance of the Portfolio’s respective benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

As of December 31, 2018, Messrs. & Mmes. Cai, Fisch, Goetz, Pzena, Flynn and Silver did not own any shares of the Large Company Value Portfolio or the International Fund.

Ranger

W. Conrad Doenges, Andrew Hill and Joseph LaBate, manage Ranger’s portion of the Small Company Growth Portfolio, and are primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts detailed below. None of the accounts listed below are subject to a performance based advisory fee. The information below is provided as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
W. Conrad Doenges, Andrew Hill and Joseph LaBate
Registered Investment Companies	5	$268.5	0	$0
Other Pooled Investment Vehicles	4	$70.8	0	$0

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Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Other Accounts	24	$916.7	0	$0

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients

Ranger manages client accounts other than the Small Company Growth Portfolio. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.

As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading

Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of Ranger’s current Personal Trading Policy.

Soft Dollars

Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the 1934 Act. Ranger’s use of soft dollar credits to pay for research and brokerage products or services that might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.

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Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision making process.

Compensation

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary. The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual’s profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

As of December 31, 2018, Messrs. Doenges, Hill and LaBate beneficially owned no securities of the Small Company Growth Portfolio.

Victory Capital

Victory Capital, located at 4900 Tiedeman Road, Brooklyn, OH 44144, acts as subadviser to the Large Cap Growth Portfolio pursuant to a subadvisory agreement with Wilshire. Victory Capital is an indirect, wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a publicly traded Delaware corporation. Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba, portfolio managers of Victory Capital’s portion of the Large Company Growth Portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts as detailed in the table below. None of the accounts listed below are subject to a performance based advisory fee. The information provided below is as of December 31, 2018.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Erick F. Maronak, Jason E. Dahl, Scott Kefer and Michael B. Koskuba
Registered Investment Companies	1	$19.68	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$1,163.45	0	$0

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Conflicts of Interest

Victory Capital states that its portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Compensation

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of Victory Capital’s investment franchises may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

As of December 31, 2018, Messrs. Maronak, Kefer, Dahl and Koskuba did not own any shares of the Large Company Growth Portfolio.

Brokerage Transactions and Soft Dollars

It is the policy of Victory Capital to obtain the “best execution” of its clients’ securities transactions. Victory Capital strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

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Subject to the consideration of obtaining best execution, Victory Capital may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in Victory Capital’s investment management decision-making process. Such information may be useful to Victory Capital in serving both the Portfolio and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Victory Capital in carrying out its obligations to the Portfolio.

Victory Capital will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. Victory Capital will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and OTC stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to Victory Capital by the broker.

Voya

Matthew Toms, Sean Banai, and Brian Timberlake manage Voya’s portion of the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Matthew Toms
Registered Investment Companies(1)	8	$14,553	0	$0
Other Pooled Investment Vehicles(2)	14	$28,393	1	$245
Other Accounts(3)	102	$20,752	0	$0
Sean Banai
Registered Investment Companies(1)	3	$1,445	0	$0
Other Pooled Investment Vehicles(2)	11	$26,364	0	$0
Other Accounts(3)	71	$15,909	0	$0
Brian Timberlake
Registered Investment Companies(1)	5	$1,534	0	$0
Other Pooled Investment Vehicles(2)	1	$245	1	$245
Other Accounts(3)	1	$95	0	$0

(1)	Registered Investment Companies include mutual funds and variable portfolios.

(2)	Other Pooled Investment Vehicles include collective trusts and Voya’s General Account.

(3)	Other Accounts include separate accounts.

Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Income Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.

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Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Income Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Income Fund.

Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

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Voya's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

As of December 31, 2018, Matthew Toms, Sean Banai, and Brian Timberlake did not own any shares of the Income Fund.

WCM

WCM, located at 281 Brooks Street, Laguna Beach, CA 92651, acts as subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM. WCM’s portion of the International Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Black, Hunkel, Trigg and Winrich, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2018.

Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (millions)
Paul R. Black, Peter J. Hunkel, Michael B. Trigg and Kurt R. Winrich, CFA
Registered investment companies	20	$11,589.07	0	$0
Other pooled investment vehicles	19	$3,118.09	0	$0
Other advisory accounts	591	$13,148.15	8	$1,417.12

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds.

Base Salaries: all receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their performance in contributing to team results. Evaluations are made on a regular basis by team leaders, and is then reviewed, and approved by the firm’s Leadership Team.

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Employee Benefit Plan: All employees are eligible to participate in the WCM Employee Savings Plan (“401(k)”) after six full months of employment.

As of December 31, 2018, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each Portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into a Master Services Agreement, dated October 1, 2016, with Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”), an Ohio limited liability company. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and is an affiliate of Ultimus Fund Distributors, LLC (the “Distributor”). Prior to October 1, 2016, SEI Investments Global Funds Services (“SEI”), a Delaware statutory trust, served as administrator to the Company.

Under the Master Services Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Portfolio’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The table below describes the administration fees paid by each Portfolio to SEI and Ultimus for the year ended December 31, 2016 and the administration fees paid by each Portfolio to Ultimus for the years ended December 31, 2017 and 2018.

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Portfolio	Administration Fee Payable
Large Company Growth Portfolio
2016(1)	$176,951
2017	$97,350
2018	$98,104
Large Company Value Portfolio
2016(1)	$122,777
2017	$70,070
2018	$88,436
Small Company Growth Portfolio
2016(1)	$25,842
2017	$17,322
2018	$22,777
Small Company Value Portfolio
2016(1)	$27,269
2017	$14,785
2018	$22,023
Index Fund
2016(1)	$137,662
2017	$75,287
2018	$74,948
International Fund
2016(1)	$194,231
2017	$131,663
2018	$164,914
Income Fund
2016(1),(2)	$185,668
2017	$151,120
2018	$129,468

(1)	Of the administration fees reported above for the year ended December 31, 2016, the Portfolios paid administration fees to Ultimus in the amounts of $15,181 from the Large Company Growth Portfolio, $12,300 from the Large Company Value Portfolio, $2,458 from the Small Company Growth Portfolio, $2,552 from the Small Company Value Portfolio, $11,511 from the Index Fund, $18,824 from the International Fund, and $27,600 from the Income Fund.

(2)	Represents administration fees paid for the fiscal period March 30, 2016 (commencement of operations) to December 31, 2016.

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Administrator, Wilshire, or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Administrator, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

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Distributor. Pursuant to a Distribution Agreement dated February 1, 2019, Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the distributor (“UFD” or the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Portfolios in the sale of their shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares. Prior to October 1, 2016, SEI Investments Distribution Co. (“SIDCO”) served as distributor to the Company.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement.

The table below details the distribution fees paid by the Portfolios to each of SIDCO and UFD for the fiscal year ended December 31, 2016, and the distribution fees paid by the Portfolios to UFD for the fiscal years ended December 31, 2017 and 2018.

Portfolio	2016(1)	2017	2018
Large Company Growth Portfolio	$226,229	$157,771	$163,944
Large Company Value Portfolio	$102,604	$19,038	$15,053
Small Company Growth Portfolio	$26,895	$32,580	$25,942
Small Company Value Portfolio	$31,877	$19,072	$15,221
Index Fund	$368,098	$357,300	$353,188
International Fund	$18,231	$15,862	$8,258
Income Fund	$1,635(2)	$11,321	$6,867

(1)	Of the distribution fees reported above for the year ended December 31, 2016, each Portfolio paid $750 to UFD for distribution fees.

(2)	Represents distribution fees paid on behalf of the Income Fund for the fiscal period of March 30, 2016 (commencement of operations) to December 31, 2016.

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2018 are set forth below.

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Portfolio	Printing	Advertising	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Large Company Growth Portfolio	$0	$0	$153,116	$7,733	$0	$160,849
Large Company Value Portfolio	$0	$0	$10,939	$772	$0	$11,711
Small Company Growth Portfolio	$0	$1,716	$18,742	$1,218	$0	$21,676
Small Company Value Portfolio	$0	$0	$12,616	$723	$0	$13,339
Index Fund	$0	$27,466	$329,819	$17,655	$0	$374,940
International Fund	$0	$0	$7,904	$514	$0	$8,418
Income Fund	$0	$0	$6,745	$366	$0	$7,111

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider. For the year ended December 31, 2018, the shareholder service fees paid with respect to each class are set forth below.

Shareholder Service Fees Paid for the Year Ended December 31, 2018
Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	$86,001	$91,924
Large Company Value Portfolio	$4,187	$105,043
Small Company Growth Portfolio	$9,709	$32,299
Small Company Value Portfolio	$6,721	$32,313
Index Fund	$101,552	$8,900
International Fund	$4,536	$154,885
Income Fund	$2,945	$186,010

Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), located at 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

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Counsel

Vedder Price P.C., located at 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

For the most recent fiscal year ended December 31, 2018, Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, served as the Company’s independent registered public accounting firm. Cohen performed the annual audit of the financial statements of each Portfolio and provided services related to SEC filings throughout the year ended December 31, 2018. Cohen will also perform the annual audit of the financial statements of each Portfolio for the year ended December 31, 2019.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics (the “COE”) for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The COE restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the COE is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Subadviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Subadvisers have been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Subadvisory Agreements. Each Subadviser votes proxies according to proxy voting policies, which are described in Appendix A. Wilshire monitors the Subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Subadviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-866-591-1568, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Subadvisers is summarized in Appendix A.

PORTFOLIO TRANSACTIONS

Each Subadviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Subadviser allocates portfolio transactions among broker-dealers in the best judgment of the Subadviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Subadvisers. Information so received is in addition to and not in lieu of services required to be performed by the Subadvisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Subadvisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Subadvisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the OTC market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Subadviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Subadvisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

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Although each Subadviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Subadviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Subadviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Subadviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

The Adviser may direct or suggest to a Subadviser to execute purchases and sales of portfolio securities for the Portfolio through brokers or dealers designated by management of the Adviser for the purpose of providing direct benefits to the Portfolio, subject to the Subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Portfolio may receive less favorable prices, than those which a Subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Portfolio. For the fiscal year ended December 31, 2018, at Wilshire’s request, the Company’s Subadvisers directed approximately $28,422,093 of transactions to implement a brokerage commission recapture program, which transactions generated $20,777 in aggregate commissions as detailed for each Portfolio below. Of this amount, approximately $5,924 was retained by SIDCO and $14,853 was returned to the Portfolios to offset Portfolio operating expenses.

Portfolio	Fund Commissions Generated from Brokerage Commission Recapture Program for the Fiscal Year Ended 12/31/18
Large Company Growth Portfolio	$2,005
Large Company Value Portfolio	$10,699
Small Company Growth Portfolio	$0
Small Company Value Portfolio	$8,073
Index Fund	$0
International Fund	$0
Income Fund	$0

For the fiscal years ended December 31, 2016, 2017 and 2018, each Portfolio paid total brokerage commissions as set forth in the table below.

Portfolio	2016		2017	2018
Large Company Growth Portfolio	$116,740		$76,646	$85,028
Large Company Value Portfolio	$150,557	(1)	$70,170	$112,479
Small Company Growth Portfolio	$45,140		$45,626	$61,595
Small Company Value Portfolio	$60,487		$41,983	$58,051
Index Fund	$15,894		$5,373	$1,548
International Fund	$423,798		$293,797	$462,653	(2)
Income Fund(3)	$0		$0	$20,387	(4)

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(1)	The decrease in brokerage commissions paid on behalf of the Large Company Value Portfolio for the fiscal year ended December 31, 2017, can be attributed to the net result of growth in assets in the Portfolio and a subadviser transition during the fiscal year ended December 31, 2016.

(2)	The increase in brokerage commissions paid on behalf of the International Fund for the fiscal year ended December 31, 2018 can be attributed to subadviser transitions which occurred during the period.

(3)	The Income Fund commenced operations on March 30, 2016.

(4)	The increase in brokerage commissions paid on behalf of the Income Fund for the fiscal year ended December 31, 2018, can be attributed to subadviser transitions which occurred during the period.

As of December 31, 2018, each Portfolio held the securities of their regular brokers or dealers as set forth below.

Brokers or Dealers	Market Value
Large Company Growth Portfolio
Evercore, Inc.	$65,835
MarketAxess Holdings, Inc.	$1,580,177
SEI Investments Co.	$1,535,226
State Street Corp.	$106,588
Large Company Value Portfolio
Bank of New York Mellon Corp. (The)	$31,066
Citigroup, Inc.	$1,963,755
Goldman Sachs & Co.	$1,222,138
Jefferies Financial Group, Inc.	$130,374
JP Morgan Chase & Co.	$5,308,673
Morgan Stanley	$1,953,675
State Street Corp.	$1,874,693
UBS Group AG	$354,737
Wells Fargo & Co.	$4,964,936
Small Company Growth Portfolio
Evercore, Inc.	$48,661
Piper Jaffray Cos.	$9,218
Small Company Value Portfolio
B. Riley Financial, Inc.	$105,791
Index Fund
Bank of New York Mellon Corp. (The)	$337,161
BB&T Corp.	$252,988
Citigroup, Inc.	$997,208
Evercore, Inc.	$25,046
Goldman Sachs & Co.	$461,892
Hilltop Holdings, Inc.	$9,807
HSBC Holdings plc	$3,167,062
INTL FCStone, Inc.	$18,290
Jefferies Financial Group, Inc.	$42,220
JP Morgan Chase & Co.	$2,258,145
MarketAxess Holdings, Inc.	$52,828

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Brokers or Dealers	Market Value
Morgan Stanley	$408,394
Raymond James Financial, Inc.	$68,829
SEI Investments Co.	$45,045
State Street Corp.	$156,161
Standard Chartered plc	$2,347,976
Stifel Financial Corp.	$14,083
Wells Fargo & Co.	$1,449,077
International Fund
Barclays plc	$1,868,344
Credit Agricole	$1,570,160
Credit Suisse Group AG	$1,721,348
Macquarie Group Ltd.	$483,950
Mitsubishi UFJ Securities	$1,729,870
Mizuho Financial Group, Inc.	$896,738
UBS Group AG	$1,932,080
Westpac Banking Corp.	$975,464
Income Fund
Citigroup, Inc.	$506,219
Goldman Sachs & Co.	$528,126
JP Morgan Chase & Co.	$56,644
Mitsubishi UFJ Securities	$178,229
Morgan Stanley & Co.	$119,355
Santander Holdings USA, Inc.	$115,208
Wells Fargo & Co.	$523,775

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by the Portfolio. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded OTC (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

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PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the 1933 Act or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the exchange of securities for shares of a Portfolio.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

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To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if you redeem more than $50,000, your address of record has changed in the last 60 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-591-1568 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

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The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision.

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2018 and intends to meet the same qualifications for the fiscal year ending December 31, 2019. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed to shareholders. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Portfolio controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and net tax-exempt interest income, if any.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 50% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Portfolio shares. After the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

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Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is 20% for individual and other noncorporate shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

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If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Portfolio may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Portfolio’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Portfolio’s income and gains and distributions to shareholders, affect whether the Portfolio has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Portfolio may invest in certain derivatives and other investments in the future.

Other Investments

If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Portfolio may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Portfolio elects to include the market discount in income as it accrues.

A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. None of the Portfolios (except the International Fund, see below) expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that the Portfolio’s net investment income will be reduced by the foreign taxes paid by the Portfolio and the Portfolio’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

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Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.

The International Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income. If the International Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then be required to: (1) include in gross income (in addition to taxable dividends actually received) its pro rata share of such foreign taxes paid by the Fund; (2) treat its pro rata share of such foreign taxes as having been paid by it; and (3) either deduct its pro rata share of such foreign taxes in computing its taxable income or use it as a foreign tax credit against its U.S. federal income taxes, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

A Portfolio’s investments in REIT equity securities may result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes these amounts, these distributions could constitute a return of capital to the Portfolio’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Portfolio from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of a Portfolio’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the IRC) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Portfolio that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Portfolio as qualified REIT dividends, a shareholder must hold shares of the Portfolio for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Portfolio does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Portfolio’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Generally, the character of the income or capital gains that a Portfolio receives from another investment company, including certain ETFs, will pass through to the Portfolio’s shareholders as long as the Portfolio and the other investment company each qualify as regulated investment companies. However, if a Portfolio invests in another investment company that qualifies as a regulated investment company and the investment company realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

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As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 24% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the IRS that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). However, a Portfolio will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Portfolio. A Portfolio may choose not to designate such amounts.

Sections 1471-1474 of the IRC and the U.S. Treasury and IRS guidance issued thereunder (collectively “FATCA”) generally require a Portfolio to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Portfolio dividends and distributions and on the proceeds of the sale, redemption, or exchange of Portfolio shares. A Portfolio may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Portfolio that are attributable to gain from “United States real property interests” (“USRPIs”). The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Portfolio is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Portfolio that are attributable to (a) gains realized on the disposition of USRPIs by the Portfolio and (b) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Portfolio.

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In addition, if a Portfolio is a United States real property holding corporation or former United States real property holding corporation, the Portfolio may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Capital Loss Carry Forwards

During the year ended December 31, 2018, the International Fund utilized capital loss carry forwards of $6,118,258 to offset current year capital gains. As of December 31, 2018, the Income Fund had available for federal income tax purposes unused short-term capital losses in the amount of $801,759 and long-term capital losses in the amount of $73,743, which do not expire.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992.

Maryland General Corporation Law provides a statutory framework for the powers, duties, rights and obligations of the Directors and stockholders of the Company, while the more specific powers, duties, rights and obligations of the Directors and stockholders are determined by the Directors as set forth in the Company’s articles of incorporation (“Charter”) or the Company’s by-laws (“By-Laws”). Some of the more significant provisions of the Charter are described below.

Classes of Shares

The Charter provides for a definite number of shares to be issued, which may be increased by the Board without stockholder approval. However, the Charter authorizes the Board to fix the price or the minimum price or the consideration or minimum consideration for, and to issue, the shares of stock of the Company. The Board is also authorized to classify or to reclassify, as the case may be, any unissued shares of stock of the Company. Subject to the power of the Board to classify and reclassify unissued shares, shares of each class shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Company’s Charter.

The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

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Wilshire 5000® Index Fund:
Wilshire 5000® Index Fund – Investment Class Shares
Wilshire 5000® Index Fund – Institutional Class Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Wilshire Income Opportunities Fund:
Wilshire Income Opportunities Fund – Investment Class Shares
Wilshire Income Opportunities Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class and voting rights on matters exclusively affecting that class. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes.

Director and Officer Liability

Each Director is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Company. All actions and omissions of Directors are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Charter provides that to the fullest extent that limitations on the liability of Directors and officers are permitted under current Maryland law, no Director or Officer of the Company shall have any liability to the Company or its stockholders for damages. This limitation of liability applies to events occurring at the time a person serves as a Director or officer of the Company whether or not such person is a Director or officer of the Company at the time of any proceeding in which liability is asserted.

The Charter requires the Company to indemnify and advance expenses to its currently acting and former Directors to the fullest extent that indemnification of Directors is permitted under current Maryland law. The Charter also requires the Company to indemnify and advance expenses to its officers to the same extent as its Directors and permits the Board to make further provisions for the indemnification of Directors, officers, employees and agents of the Company to the fullest extent permitted under current law.

No provision of the Charter is effective, however, to protect any Director or officer of the Company from liability to the Company or its stockholders to which such Director or officer would otherwise by subject by willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of stockholders. As a result, stockholders may not consider each year the election of Directors or the appointment of an independent registered public accounting firm. However, stockholder meetings for any purpose may be called by the Board or the president and shall be called by the secretary for the purpose of removing a Director and for all other purposes whenever the holders of shares entitled to at least ten percent of all the votes entitled to be cast at such meeting shall make a duly authorized request that such meeting be called. Notwithstanding the foregoing, unless requested by stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the stockholders need not be called at the request of stockholders to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months.

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Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Derivative and Direct Actions

Unless the Company consents in writing to a selection of an alternative forum, the sole and exclusive form for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owned by any Director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or the Charter or By-Laws, (d) any action to interpret, apply, enforce or determine the validity of the Charter or By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if the Circuit Court for Baltimore City, Maryland does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be (i) deemed to have notice of and consented to the provisions of Article IX of the By-Laws, and (ii) deemed to have waived any argument relation got the inconvenience of the forums referenced above in connection with any action or proceeding described in Article IX of the By-Laws.

If any Covered Action is filed in a court other than the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division in connection with any action brought in any such courts to enforce the first paragraph of Article IX of the By-Laws (an “Enforcement Action”) and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

If any provision or provisions of Article IX of the By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article IX of the By-Laws (including, without limitation, each portion of any sentence of Article IX of the ByLaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Amendment to the Charter

Any provision of the Charter may be amended, altered or repealed without any action from stockholders, including amendments which alter the contract rights of any class of stock outstanding.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

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FINANCIAL STATEMENTS

The Company’s audited financial statements are contained in the Portfolios’ annual report for the fiscal year ended December 31, 2018 and are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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APPENDIX A – PROXY VOTING POLICIES

BHMS

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

●	Research on corporate governance, financial statements, business, legal and accounting risks;

●	Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

●	Portfolio accounting and reconciliation of shareholdings for voting purposes;

●	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

●	BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

●	BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the operations department.

●	BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

●	BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

●	Voting proxies for the Diversified Small Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

○	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

○	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

●	Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

○	Making voting decisions for the benefit of the shareholder(s), our clients;

○	Uniformly voting every proxy based on BHMS’s internal research and consideration of Glass Lewis’ recommendations; and

○	Documenting the votes of companies who are also clients of the Firm.

●	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether BHMS will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

●	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

●	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

●	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

●	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

●	BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

●	The proxy coordinators retain the following proxy records for at least seven years:

○	These policies and procedures and any amendments;

○	Proxy statements received regarding our clients’ securities;

○	A record of each proxy voted;

○	Proxy voting reports that are sent to clients annually;

○	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

○	Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities

BHMS has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. BHMS votes proxies and related interests in the best interest of the securities’ owners, its clients.

Revised December 31, 2018

DoubleLine

The determination of how to vote proxies relating to the Fund’s portfolio securities is made by DoubleLine pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by the Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached to DoubleLine’s Proxy Policy (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal, which DoubleLine may accept or reject in accordance with the Proxy Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of the Fund, DoubleLine will seek to monitor for material conflicts of interest arising between DoubleLine and the Fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the Fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Loomis Sayles

June 30, 2004, as amended March 28, 2019

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential material impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote, such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account (such as when the client’s shares have been loaned to a third party1), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)         annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)        annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)       annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i)         overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)        directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)       consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)       periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i)         determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)        the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)        the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)        providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)       receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)      in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.	Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director's or officer’s legal expenses would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.	For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control - Will the transaction result in a change in control of the company?

C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.	Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Los Angeles Capital Management and Equity Research, Inc.

Proxy Policy

Effective: May 9, 2018

I.	INTRODUCTION

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of clients. These clients frequently give Los Angeles Capital the authority to vote proxies relating to the underlying securities that are held on behalf of such clients. Such authority is established by advisory contracts or comparable documents, and the proxy voting guidelines have been tailored to reflect these specific contractual obligations.

In addition to SEC requirements governing advisers, the proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletins including 2016-01. Los Angeles Capital believes that this Proxy Policy is reasonably designed to meet its goal of ensuring that the Firm endeavors to vote (or refrain from voting) proxies in a manner consistent with the best interests of its clients, as understood by the Firm at the time of the vote.

II.	PROXY POLICY STATEMENT

Los Angeles Capital has retained Glass Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third-party, to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis, voting recommendations, recordkeeping, and manages other operational matters of the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.

Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines for those accounts where proxy voting authority has been granted to the Firm. Although the Firm has adopted Glass Lewis’ established guidelines and has a pre-determined voting policy, the Firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory or sub-advisory agreement and all other relevant facts and circumstances at the time of the vote. In doing so, the Firm may incorporate information gathered from other sources beyond Glass Lewis. The Firm may conduct research internally and/or use the resources of an independent research consultant, or the Firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).

The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, two votes from members of the Committee or one member of the Committee and an internal counsel are required.

Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory or sub-advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.

It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in managing or advising public companies, underwriting, or investment banking. Further, as a matter of policy, the employees, officers, or principals of Los Angeles Capital will not be influenced by outside sources whose interests conflict with the interests of its clients.

Limitations

Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

●	Los Angeles Capital may abstain from voting a client proxy if it concludes that the value of the portfolio holding is indeterminable or insignificant, or if the costs of voting such proxy are unjustifiable.
●	Los Angeles Capital abstains from voting proxies for securities that participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date. Where Los Angeles Capital is directing the securities lending it may recall securities so that they can be voted where the Firm determines it has a fiduciary obligation to do so.

●	Los Angeles Capital abstains from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

●	Los Angeles Capital may abstain from voting shares of securities where in the Firm’s judgement the unjustifiable costs or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non-U.S. securities).

●	The Firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

●	The Firm is unable to vote proxies where a required Power of Attorney is not on file.

Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Proxies will be voted in accordance with the requirements of securities laws. Proxies of portfolio companies voted may be subject to investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

Disclosure

Los Angeles Capital will provide all clients with a copy of the Firm’s current policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at Los Angeles Capital at 310-479-9998 or operations@lacapm.com.

Los Angeles Capital generally will not disclose how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Los Angeles Capital will not disclose past votes or share amounts voted except to the respective client or as required by law.

III.	RESPONSIBILITY AND OVERSIGHT

The Firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing and approving all proxy paper guidelines, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

Los Angeles Capital’s Operations Department handles the day to day administration of the proxy voting process.

IV.	PROXY PROCEDURES

Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set-up, vote execution, reporting, recordkeeping, and compliance with ERISA.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub-advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

A client may issue directives regarding how particular proxy issues are to be voted for the client’s account. Los Angeles Capital requires that the advisory or sub-advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s policies. While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts.

A.	Conflicts of Interest

Los Angeles Capital attempts to minimize the risks of conflicts by adopting the policies of an independent third party. Los Angeles Capital reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.

If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report. If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a Proxy Paper report on the company. In this scenario the Firm may be required to vote the proxy.

If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and that of one of its clients or prospects, the client will be notified. If no directive is issued by the client, the Committee will vote in such a way that, in the Firm’s opinion, fairly addresses the conflict in the best interest of the client.

B.	Recordkeeping

All proxy records pursuant to Section 204-2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; and (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

ERISA Accounts

Los Angeles Capital maintains proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records will be maintained in Los Angeles Capital’s office.

Manulife

Proxy Voting Summary

Manulife Asset Management (“Manulife” or the “Firm”) believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients and in accordance with its fiduciary duties and applicable laws and regulations.

Manulife seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way that Manulife believes will maximize the monetary value of each portfolio's holdings. Manulife takes the view that this will benefit the clients.

To fulfill the Firm's fiduciary duty to clients with respect to proxy voting, Manulife has contracted Institutional Shareholder Services Inc. ("ISS"), and an independent third party service provider, to vote clients' proxies according to ISS proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife client retains voting authority, Manulife will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Manulife has engaged ISS as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.

Proxy Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Firm’s clients and the interests of the Firm and its affiliates or employees. For example, Manulife or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife is aware that one of the following conditions exists with respect to a proxy, Manulife shall consider such event a potential material conflict of interest:

1.  Manulife has a business relationship or potential relationship with the issuer;

2.  Manulife has a business relationship with the proponent of the proxy proposal; or

3.  Manulife members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

Manulife’s goal in addressing any such potential conflict is to ensure proxy votes are cast in the advisory clients’ best interests and are not affected by Manulife’s potential conflict. In those instances, there are a number of courses Manulife may take. The final decision as to which course to follow shall be made by the Firm’s Brokerage Practices Committee or its designee.

In the event of a potential material conflict of interest, the Brokerage Practices Committee or its designee will either (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request the Client vote such proxy. All such instances shall be reported to the Brokerage Practices Committee and the Chief Compliance Officer at least quarterly.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the ISS’ enumerated recommendations, or is of such a nature the Brokerage Practices Committee believes more active involvement is necessary, the Brokerage Practices Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination the decision is in the best interests of the Client, shall be formalized in writing as a part of the minutes of the Brokerage Practices Committee.

Manulife’s Proxy Voting Team team is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm's Brokerage Practices Committee.

NWQ

NWQ INVESTMENT MANAGEMENT COMPANY, LLC PROXY VOTING
POLICY AND PROCEDURES

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Advisers Act requires every investment adviser to (i) adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts that may arise between its interest and those of its clients; (ii) disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and (iii) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

II. Oversight

To provide centralized management of the proxy voting process, NWQ Investment Management Company, LLC (“NWQ”) has established a Proxy Voting Committee (“Committee”). The Committee shall be comprised of the Chief Investment Officer, at least one Portfolio Manager (as designated by the Chief Investment Officer), and at least one Research Analyst, as voting members. The Chief Compliance Officer and members of Nuveen Global Operations (“NGO”) or their designees, as well as other individuals as designated by the Committee, shall serve as non-voting members. The Committee shall meet at least annually, or more frequently as required.

The Committee shall:

Oversee the proxy voting process in respect of securities owned by or on behalf of clients, including the identification of material conflicts of interest, as defined below, involving NWQ and those involving its third-party proxy service provider;

Provide on-going oversight of its third-party proxy service provider, including but not limited to reviewing periodic diligence conducted by NGO, Nuveen Legal & Compliance Department in Los Angeles and/or other Committee constituents;

Determine how to vote proxies relating to issues not covered by this Policy and Procedures;

Determine when NWQ may deviate from this Policy and Procedures; and

Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third-party services and update or revise as necessary.

III. Application

This Proxy Voting Policy and Procedures applies to securities held in client accounts over which NWQ has voting authority, directly or indirectly. Indirect voting authority exists where NWQ’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

Procedures

NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interest and without regard to the interests of NWQ or any other client of NWQ.

Unless the NWQ Investment Team otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Committee shall generally cause proxies to be voted in a manner consistent with the recommendations of an independent third-party proxy service or other third party.

In most cases, NWQ will typically vote in accordance with the recommendations of Institutional Shareholder Services, Inc., (“ISS”), which are based on ISS’s standard guidelines. NWQ may also from time to time consider research and voting recommendations provided by other third parties in making its voting decisions. In select other cases, NWQ may agree to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines. Clients may opt to vote proxies themselves or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

As a general matter, unless otherwise restricted, NWQ reserves the right to override ISS’s recommendations or the recommendations of other third party providers in any situation where it believes that following such recommendations is not in its clients’ best interest.

When NWQ is faced with a material conflict of interest, if the matter is covered by an ISS recommendation, the Committee shall cause proxies to be voted in accordance with the applicable ISS recommendation.

When NWQ is faced with a material conflict of interest and the matter is not covered by ISS, NWQ may:

(i)	vote in accordance with the recommendation of an alternative independent third party; or

(ii)	disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself and document the basis for such determination; or

(iii)	resolve the conflict in such other manner as NWQ believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of the client.

When a material conflict of interest has been identified based on a relationship between ISS or its affiliates and a corporate issuer, an entity acting as a primary shareholder proponent, or another party, NWQ may choose not to vote in accordance with ISS’s recommendation to the extent NWQ determines such recommendation is not in the best interest of its clients. ISS has established protocols to identify and provide notice regarding such conflicts of interest.

NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interest not to vote. Such determinations may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is carried out in a few non-U.S. jurisdictions). However, NWQ may decide, on an individual security basis that it is in the best interest of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. NWQ may also decline to vote proxies in other instances, including but not limited to, de minimis number of shares held, timing issues pertaining to the opening and closing of accounts, potential adverse impact on the portfolio of voting such proxy, logistical or other considerations related to non-U.S. issuers (such as in POA markets), or based on particular contractual arrangements with clients or SMA program sponsors.

In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

Generally, NWQ will vote all eligible ballots received. Eligibility is based upon ownership at record date which is determined by the issuer. To the extent that NWQ receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and, if agreed, would vote such proxy in accordance with the provisions of this Policy and Procedures.

It is the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow NWQ adequate time to vote its clients’ proxies.

An SMA program sponsor, a broker or a custodian, may provide NWQ with notice of proxy ballots in the aggregate, rather than on the underlying account-level. Since NWQ is not afforded underlying account-level transparency in such instances, it must vote such proxies based on the information it receives from the program sponsor, broker or custodian, and consequently may be unable to reconcile the proxy ballots voted to the underlying-account level.

Proxies received after the termination date of a client relationship will generally not be voted. Exceptions may be made from time to time, such as when the record date is for a period in which the client’s account was under management.

IV. Material Conflicts of Interest

Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of this Policy and Procedures:

●	The issuer is an institutional separate account client of NWQ, a wrap sponsor in whose program NWQ participates as an investment manager, or an affiliate of such wrap program sponsor.

●	The issuer is an entity in which an NWQ employee or a relative[1] of any NWQ employee is an executive officer or director of such issuer.

●	Any other circumstance that NWQ determines could materially compromise its duty to serve its clients’ interests.

V. Disclosure

NWQ discloses a summary of its proxy voting practices as well as how a client may obtain a copy of this Proxy Voting Policy and Procedures or information on how NWQ voted a client’s securities in its Form ADV Part 2A.

VI. Recordkeeping and Retention

NWQ shall retain records relating to the voting of proxies, including:

●	Copies of this Policy and Procedures and any amendments thereto.

NWQ has delegated casting of ballots and record retention to NGO. NGO shall be responsible for maintaining the following records except as otherwise noted:

●	A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or non-U.S. regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third-party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or Proxy Statements not voted.

●	Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

●	A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

●	A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted. If a client request for proxy information is received by NWQ, Nuveen’s Institutional Client Service Department maintains the appropriate documentation.

NWQ may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ or its advisory or other affiliates.

Adopted: June 24, 2003

Amended: May 21, 2007

Amended: February 25, 2009

Amended: May 1, 2014

Amended: May 1, 2015

Amended: May 1, 2017

Amended: June 1, 2017

1	For the purposes of this guideline, “relative” includes (whether or not living in the same household) children; stepchildren; grandchildren; parents; stepparents; grandparents; spouses; siblings; mother-, father-, son-, daughter-, brother- or sister-in-law; any person related by adoption, and any individual economically dependent on the employee, as well as significant others living in the same household, including domestic partnerships (registered or unregistered) or civil unions.

Pzena

Pzena subscribes to Institutional Shareholder Services’ (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s guidelines include procedures for addressing such conflicts, including deferral to the recommendation of ISS where appropriate. The Chief Compliance Officer may also convene a meeting of Pzena’s proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS recommendations. Pzena generally withholds votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent. Pzena generally does not support shareholder proposals to vote against directors unless it determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns. Pzena generally supports proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.

Compensation and Benefit Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation). In general, Pzena will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.

This summary is qualified in its entirety be reference to Pzena’s Proxy Voting Policy.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Victory Capital

Victory Capital votes proxies in the best interests of the portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of portfolio assets. Victory Capital has engaged a third party proxy voting service provider to analyze proxy proposals and make vote recommendations and to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with Victory Capital’s Proxy Policy. This third party service is not authorized to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.

Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. In such cases, Victory Capital considers, among other things:

●	the effect of the proposal on the underlying value of the securities

●	the effect on marketability of the securities

●	the effect of the proposal on future prospects of the issuer

●	the composition and effectiveness of the issuer’s board of directors

●	the issuer’s corporate governance practices

●	the quality of communications from the issuer to its shareholders

The following examples illustrate Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

●	Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

●	Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

●	Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

●	Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

●	Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

●	Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

●	Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

●	Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

●	Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

●	Victory Capital will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory Capital’s interests and those of a fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of the Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Voya

Effective as of February 13, 2019

Introduction

Voya Investment Management (“Voya IM”) believes that proxies must be voted in the best interest of our clients. As such, the Voya IM Proxy Voting Guidelines (“Guidelines”) were developed to summarize Voya IM’s philosophy on various issues of concern to investors, and provide a general indication of how Voya IM will vote its clients’ portfolio securities in regard to these issues.

These Guidelines:

●	cover accounts managed by Voya IM for which the client has delegated voting authority to Voya IM;

●	reflect the usual voting position on certain recurring proxy issues;

●	may not anticipate every proposal or involve unusual circumstances;

●	are subject to change as issues arise; and,

●	should not be construed as binding.

While Voya IM will vote proxies similarly across accounts for which it has voting authority, Voya IM may, when agreed upon in writing, vote proxies for certain clients or funds in accordance with the client’s or fund’s own proxy voting policy.

Proxy Voting Responsibility

Voya IM uses Institutional Shareholder Services Inc. (“ISS”) to manage its proxy voting responsibilities. ISS is an independent proxy voting adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, and other institutional investors. The services Voya IM receives include in-depth research on issuers worldwide, and vote recommendations for annual and extraordinary shareholder meetings. While Voya IM generally reviews and utilizes ISS’ recommendations when making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research and vote recommendations, ISS also provides vote execution, reporting, and recordkeeping services.

Proxy Voting Procedures

Voya IM has a team responsible for Voya IM proxy voting activity (the “Proxy Team”). The Proxy Team is responsible for the oversight of ISS and the Voya IM proxy voting activity. The Proxy Team works with various Voya IM teams and clients’ custodians to ensure proper set-up and maintenance of all accounts with ISS.

Voya IM has a Proxy Committee that is comprised of investment professionals, as well as senior leaders of compliance, investment stewardship, ESG strategy, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Guidelines. In so doing, the Proxy Committee reviews and evaluates the Guidelines, oversees the development and implementation of the Guidelines, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Procedural Items

1.	Voting Practices – Best efforts will be used to vote proxies in all instances. However, Voya IM may determine not to vote proxies under certain circumstances including: (1) the economic effect on a client’s interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares or securities no longer held in a client portfolio, or proxies being considered on behalf of an account that has been liquidated or is otherwise no longer in existence; (2) the expenditure of resources required to vote the proxy outweighs the benefits, e.g., certain international proxies for which meeting- or market-specific restrictions are imposed or documentation is required (e.g., Power of Attorney or share blocking practices that may impose trading restrictions (see item 5, below)); or (3) ballots cannot be procured by ISS in time to execute the vote by the stated deadline, e.g., certain international proxies with early voting deadlines.

2.	Securities Lending – Voya IM will not be able to vote on behalf of an account if the account participates in the lending of its securities and all the shares of a particular security are on loan at record date since ballots for such securities will not be forwarded to ISS by the account’s custodian.

3.	Conflicts of Interest – Voya IM has procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, certain trading counterparties and/or key vendors of Voya IM (each, a “Potential Voya IM Conflict”).

a.	Potential ISS Conflicts. Voya IM has adopted annual and periodic assessment procedures in which actions are taken to: (1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

b.	Potential Voya IM Conflicts. The Proxy Team maintains a Potential Proxy Conflicts List that it used to screen for Potential Voya IM Conflicts whenever the Proxy Committee considers voting contrary to the Guidelines.

4.	Investment Team Input – Members of the Investment Team (defined for purposes of these Guidelines to include Voya IM Equity Portfolio Managers, and Equity Research Analysts) may submit recommendations to the CIO Equities, through the Proxy Manager, regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. Input from the relevant member of the Investment Team will be considered in determining how the proxy will be voted.

If a member of the Investment Team wishes to vote contrary to the Guidelines, the request will be sent to the Proxy Manager to determine whether a Potential Voya IM Conflict is present, which may result in one of the following;

a.	If the Proxy Manager determines that no Potential Voya IM Conflict is present, the Proxy Manager will inform the CIO Equities of the request.

i.	If the CIO Equities determines that more than one Portfolio Manager holds the security, the CIO Equities will consult with the other relevant member(s) of the Investment Team on the voting matter. If the CIO Equities concur with the recommendation, the CIO will instruct the Proxy Manager to vote as requested. If the CIO Equites does not agree with the recommendation, the vote will be cast in accordance with the Guidelines.

b.	If the Proxy Manager determines that a Potential Voya IM Conflict exists, the Proxy Manager will call a meeting of the Proxy Committee. The Proxy Committee will then consider the matter and vote on the best course of action. Additional insight may be provided to the Proxy Committee from internal Analysts who cover the security.

The Proxy Manager will use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the vote will be executed in accordance with the Guidelines.

A record will be maintained regarding any determination to vote contrary to the Guidelines, including those where a Potential Voya IM Conflict is present, referencing the member(s) of the Investment Team requesting the vote and their rationale for it.

5.	Share-blocking Countries – Voya IM does not generally vote proxies in countries that impose share-blocking or for which custodians may impose share-blocking. Voya IM may vote proxies in share-blocking countries if the proxy is listed as non-share-blocking by ISS.

6.	Unverified Accounts – From time to time, ballots may be posted by ISS to accounts designated as Voya IM accounts but not yet verified as such. Voya IM will not vote ballots until the account has been verified to be a Voya IM account for which Voya IM has been given voting authority. Treatment of ballots during the verification process will generally be tailored to operational considerations of the business line to which the account is related.

How Voya IM Votes Proxies:

Voya IM believes proxy voting is an important method to protect shareholder rights and maximize the long-term value of the companies in which we invest. Accordingly, we believe a company’s board of directors and management should act in shareholders’ best interest when establishing effective company business strategies, governance structure, and executive compensation, as well as managing all risks.

Voya IM uses the ISS Benchmark Policy when voting on behalf of the accounts for which Voya IM has been delegated voting authority. Clients of separate accounts may delegate voting in accordance with their voting policy, if applicable.

Voya IM’s general principles for voting proxies are summarized below.

1.	Routine/Audit

Voya IM believes the effectiveness and independence of a company’s audit committee and the work of the external auditor are an important component in the board’s oversight of financial reporting, internal controls, and risk management.

Therefore, proposals relating to audit matters and/or audit committee members or external auditors may be opposed if there is evidence of failures in oversight including material weaknesses in financial reporting and internal controls without sufficient mitigation, excessive non-audit fees that may compromise independence, and insufficient committee independence due to business affiliations.

Voya IM considers shareholder proposals on audit matters involving prohibition of engagement in non-audit services and audit firm rotation taking into account the nature of the non-audit services and various characteristics that reveal the operation and effectiveness of the audit committee and the auditor.

2.	Board of Directors

It is Voya IM’s philosophy that board and committee independence is critical for ensuring accountability to shareholders and protecting shareholders’ investment. Therefore, boards and key committees generally should be comprised of a majority of independent directors, depending on the market requirements. Further, given the responsibility and commitment required of directors, directors should not serve on an excessive number of boards and/ or attend less than 75% of the board meetings each year.

Directors may be opposed if they failed to address a shareholder proposal that received majority support, were not responsive to a management proposal that received low support regardless if the proposal passed, or did not act in their shareholders’ best interest.

Additionally, opposition of directors may result if a board fails to establish a governance structure that protects shareholders’ interests, including a majority vote standard, annual elections of directors, reasonable thresholds for shareholders’ to be able to call a special meeting or the right to act by written consent.

3.	Proxy Contests

In the event of a proxy contest, consideration will be given to several factors in determining which slate to support, including the company’s long-term financial performance relative to the industry, management’s track record, qualifications of all director nominees, evidence supporting concerns of the dissident, and quality of the dissident’s proposed action plan.

4.	Anti-takeover Defenses

While companies may determine that utilizing a poison pill may deter a hostile takeover, the company should submit its poison pill to a shareholder vote, or propose to ratify the poison pill within a reasonable timeframe if the board decided it was necessary to adopt the pill without delay.

Voya IM may vote to oppose directors if the company does not fulfill these requirements.

Voya IM generally will support shareholder proposals that request the company to submit the poison pill to shareholder vote if the poison pill has not been approved by shareholders.

5.	Mergers and Corporate Restructurings

In the event of a merger, acquisition, or corporate restructuring, the merits and drawbacks of the proposed transaction will be considered based on several factors including the transaction valuation, company’s strategic rationale, market reaction, negotiations and process, conflicts of interest, and governance structure.

6.	State of Incorporation

Certain states are considered more “shareholder-friendly” than others; therefore, should a company seek to change its state of incorporation, the company needs to disclose the reasons for the change, and the differences between the corporate laws and governance practices of the current and proposed state. Proposals whereby the economic factors outweigh neutral or negative governance changes will generally be supported.

7.	Capital Restructuring

Companies should explicitly disclose the terms and their rationale when requesting to increase common stock or issue preferred shares in order to permit shareholders to evaluate the affect and risks associated with the increase or issuance.

The board’s history of using authorized shares, the purpose and dilutive impact of the request, and the risks that may result if the request is not approved by shareholders will be considered when determining to support the proposal.

Nevertheless, proposals to increase or issue blank check preferred stock, or increase stock that has superior voting rights will not be supported.

8.	Executive and Director Compensation

To be effective, executive compensation programs should align with shareholder value. Expanding on that premise, companies should design their executive compensation programs to balance the often competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks.

Given the complexity of designing a compensation program that accomplishes these objectives, Voya IM believes the compensation committee is in the best position to establish an effective compensation program that not only incorporates the earlier objectives, but also discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program.

With these objectives in mind, such factors as the cost of the program, its features, and the company’s grant practices will be considered.

Finally, the development and successful implementation of an effective executive compensation program requires that companies engage with its shareholders to understand and potentially address any concerns shareholders may have regarding the compensation program, particularly if the Say on Pay proposal receives low support.

9.	Environmental and Social Issues

Voya IM believes that environmental, social, and governance (ESG) matters can have a significant positive or negative impact on a company’s performance, reputation, and shareholder value, potentially contributing to serious risks if not addressed effectively. Therefore, companies should disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the company is protecting their shareholders’ interest.

Shareholder proposals relating to such matters should take into account the materiality of the issue, the potential effect on the company’s long-term sustainability/value, and the company’s method to managing such issues.

WCM Investment Management

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

1. Third Party Proxy Voting Service

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

2. Role of the Proxy Admin.

The Proxy Admin oversees and administers the firm’s proxy voting process. For each Client, the Proxy Admin initially determines whether:

●	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

●	the Client has adopted a proxy voting policy that WCM is required to follow; and

●	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

3. Role of the Analyst and ISG

If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any recommendation of Glass Lewis and case-by case proposals.

4. Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

●	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

●	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

5. Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.	The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(1.)	Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or

(ii)	may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(2.)	Significant Personal/Family Relationships – the CCO will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

b.	If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(1.)	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

(2.)	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

(3.)	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

(1.)	Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(2.)	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

d.	For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.

6. Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either:

●	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

●	if practical, seek a waiver from the Client of the conflict; or

●	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

7. Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

c.	a record of each proxy vote cast on behalf of its Clients;

d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

8. Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub- adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

APPENDIX B

Description Of Commercial Paper and Bond Ratings

A.        Long-Term Ratings

1.        Moody’s Investors Service — Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

1	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

2	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

3	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security

2.	Standard and Poor’s — Long-Term Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B,	CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Note:	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus

(+) or minus (-) sign to show relative standing within the major rating categories.

NR	NR indicates that a rating has not been assigned or is no longer assigned.

3.        Fitch —Long-Term Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts. In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:	Substantial credit risk. Default is a real possibility.

CC:	Very high levels of credit risk. Default of some kind appears probable.

C:	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

	a)	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

	b)	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

	c)	the formal announcement by the issuer or their agent of a distressed debt exchange;

	d)	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD:	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

	a)	the selective payment default on a specific class or currency of debt;

	b)	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

	c)	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody’s employs the following designations

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

2.	Standard and Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

3.        Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit 28 ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note	Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

WILSHIRE MUTUAL FUNDS, INC.

PART C—OTHER INFORMATION

Item 28. Exhibits:

(a)	(1)	Articles of Incorporation dated July 30, 1992 are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 3.

(3)	Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

(4)	Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998.

(5)	Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

(6)	Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004.

(7)	Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the Wilshire Large Cap Core 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

(8)	Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

(9)	Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 (“Post-Effective Amendment No. 33”).

(10)	Articles Supplementary dated March 5, 2009 liquidating the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A which was filed on April 30, 2009 (“Post-Effective Amendment No. 44”).

(11)	Articles of Amendment dated April 28, 2009 amending the name of the Index Fund are incorporated by reference to Post-Effective Amendment No. 44.

(12)	Articles of Amendment changing the name of the Wilshire Large Cap Core 130/30 Fund to the Wilshire Large Cap Core Plus Fund dated April 15, 2011 are incorporated by reference to Post-Effective Amendment No. 47

(13)	Articles of Amendment changing the name of the Wilshire Large Cap Core Plus Fund to the Wilshire International Equity Fund dated April 2, 2013 are incorporated by reference to Post-Effective Amendment No. 54

(14)	Articles Supplementary to the Articles of Incorporation dated March 22, 2016 establishing and classifying shares of the Wilshire Income Opportunities Fund 2013 are incorporated by reference to Post-Effective Amendment No. 61

(15)	Articles Supplementary to the Articles of Incorporation dated March 28, 2016 establishing and classifying shares of the Wilshire Income Opportunities Fund 2013 are incorporated by reference to Post-Effective Amendment No. 61.

(16)	Articles of Amendment dated May 23, 1996 to the Articles of Incorporation changing the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 65.

(17)	Articles Supplementary dated May 23, 1996 to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 65.

(18)	Articles Supplementary dated December 7, 1998 to the Articles of Incorporation renaming the Wilshire 5000 Plus Fund are incorporated by reference to Post-Effective Amendment No. 65.

(19)	Articles of Amendment dated June 1, 2007 to the Articles of Incorporation renaming the Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 65.

(20)	Articles Supplementary dated August 16, 2016 to the Articles of Incorporation reclassifying shares of the Wilshire 5000 Index SM Fund are incorporated by reference to Post-Effective Amendment No. 65.

(21)	Articles Supplementary dated February 28, 2017 to the Articles of Incorporation reclassifying shares of the Wilshire 5000 Index SM Fund are incorporated by reference to Post-Effective Amendment No. 65.

(b)	(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Post-Effective Amendment No. 3.

(2)	Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996.

(3)	Amended By-Laws dated February 24, 2005 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on May 1, 2006 (“Post-Effective Amendment No. 27”).

(4)	Amended By-Laws dated June 20, 2005 are incorporated by reference to Post-Effective Amendment No. 27.

(5)	Amended By-Laws dated March 4, 2011 are incorporated by reference to Post-Effective Amendment No. 47.

(6)	Amended By-Laws dated February 23, 2016 are incorporated by reference to Post-Effective Amendment No. 61.

(7)	Amended By-Laws dated May 16, 2017 are incorporated by reference to Post-Effective Amendment No. 67 which was filed on April 30, 2018 (“Post-Effective Amendment No. 67”).

(c)	Not Applicable

(d)	(1)	Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

(2)	Notice relating to Investment Advisory Agreement adding the Wilshire Large Cap Core 130/30 Fund is incorporated by reference to Post-Effective Amendment No. 32.

(3)	Amendment to Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated December 31, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

(4)	Amendment to Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 61.

(5)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22.

(6)	Amendment No. 1 dated April 25, 2003 to Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to the Registration Statement on Form N-1A, which was filed on April 30, 2010 (“Post-Effective Amendment No. 46”).

(7)	Amendment No. 2 dated September 1, 2011 to the Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(8)	Amendment No. 4 effective April 1 2013 to the Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to Post-Effective Amendment No. 54.

(9)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company, LLC dated November 13, 2007 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, which was filed on April 30, 2008 (“Post-Effective Amendment No. 35”).

(10)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. is incorporated by reference to Post-Effective Amendment No. 28.

(11)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Ranger Investment Management, L.P. dated September 19, 2007 is incorporated by reference to Post-Effective Amendment No. 46.

(12)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Loomis, Sayles & Company, L.P. dated August 24, 2015 is incorporated by reference to Post-Effective Amendment No. 61.

(13)	Amendment No. 1 to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management LLC dated February 26, 2013 is incorporated by reference to Post-Effective Amendment No. 54.

(14)	Amendment No. 1 to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated February 28, 2013 is incorporated by reference to Post-Effective Amendment No. 54.

(15)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and WCM Investment Management dated August 23, 2013 is incorporated by reference to Post-Effective Amendment No. 55.

(16)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. dated August 1, 2013 is incorporated by reference to Post-Effective Amendment No. 55.

(17)	Amendment No. Five to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management and Equity Research, Inc. dated May 16, 2015 is incorporated by reference to Post-Effective Amendment No. 58.

(18)	Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 58.

(19)

Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, which was filed on April 29, 2016 (“Post-Effective Amendment No. 63”).

(20)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated by reference to Post-Effective Amendment No. 65.

(21)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Manulife Asset Management (US) LLC dated June 4, 2018 is filed herewith.

(22)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Voya Investment Management Co LLC dated June 14, 2018 is filed herewith.

(23)	Second Amendment to the Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated June 15, 2018 is filed herewith.

(e)	(1)	Distribution Agreement between Wilshire Mutual Funds, Inc. and SEI Investments Distribution Co., dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-IA which was filed on July 1, 2008 (“Post-Effective Amendment No. 42”).

(2)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated October 1, 2016 is incorporated by reference to Post-Effective Amendment No. 65.

(3)	Distribution Services Addendum with Ultimus Fund Distributors, LLC, dated October 1, 2016 is incorporated by reference to Post-Effective Amendment No. 65.

(4)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019 is filed herewith.

(5)	Distribution Services Addendum with Ultimus Fund Distributors, LLC, dated February 1, 2019 is filed herewith.

(f)	Not Applicable.

(g)	(1)	Custody Agreement between Wilshire Mutual Funds, Inc. and The Northern Trust Company (“NTC”) dated June 10, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

(2)	Special Custody Account Control Agreement between Wilshire Mutual Funds, Inc. and The Northern Trust Company dated June 10, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

(3)	Global Custody Fee Schedule effective January 1, 2017 with The Northern Trust Company incorporated by reference to Post-Effective Amendment No. 65.

(h)	(1)	Administration Agreement with SEI Investments Global Funds Services, dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42.

(2)	Amendment to Administration Agreement with SEI Investments Global Funds Services dated March 1, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

(3)	Securities Lending Authorization Agreement with The Northern Trust Company dated January 23, 2012 incorporated by reference to Post-Effective Amendment No. 65.

(4)	First Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated January 23, 2012 incorporated by reference to Post-Effective Amendment No. 65.

(5)	Second Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated April 30, 2015 incorporated by reference to Post-Effective Amendment No. 65.

(6)	Third Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated August 31, 2016 incorporated by reference to Post-Effective Amendment No. 65.

(7)	Master Services Agreement with Ultimus Fund Solutions, LLC dated October 1, 2016 incorporated by reference to Post-Effective Amendment No. 65.

(8)	Shareholder Services Agreement with Trust Company of America dated October 1, 2016 incorporated by reference to Post-Effective Amendment No. 65.

(9)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Small Company Growth Portfolio and Small Company Value Portfolio, effective May 1, 2019 is filed herewith.

(10)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc. on behalf of the Wilshire International Equity Fund, dated May 1, 2019 is filed herewith.

(11)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Wilshire Income Opportunities Fund, dated May 1, 2019 is filed herewith.

(12)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc. on behalf of the Large Company Growth Portfolio, dated January 1, 2019 is filed herewith.

(13)	Amendment to the Fund Accounting Addendum and Fund Accounting and Fund Administration Fee Letter to the Master Services Agreement with Ultimus Fund Solutions, LLC dated May 31, 2018 is filed herewith.

(14)	Form of Commission Recapture Agreement with Cowen and Company, LLC is filed herewith.

(i)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 67.

(j)	Consent of independent registered public accountant is filed herewith.

(k)	Not Applicable.

(l)	Purchase Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A which was filed on November 25, 1998.

(m)	(1)	Shareholder Services Plan under Rule 12b-1, for Investment Class shares incorporated by reference to Post-Effective Amendment No. 65.

(n)	Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated by reference to Post-Effective Amendment No. 16.

(o)	Reserved.

(p)	(1)	Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is filed herewith.

(2)	Code of Ethics and Supplement to the Code of Ethics of NWQ Investment Management Company, LLC is filed herewith.

(3)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC is incorporated by referenced to Post-Effective Amendment No. 67.

(4)	Code of Conduct and Code of Ethics of Ranger Investment Management, L.P. is incorporated by reference to Post-Effective Amendment No. 65.

(5)	Code of Ethics of Victory Capital Management Inc. is filed herewith.

(6)	Code of Ethics of Loomis, Sayles & Company, L.P. is filed herewith.

(7)	Amended Code of Ethics of Wilshire Associates Incorporated is filed herewith.

(8)	Amended Code of Ethics of WCM Investment Management is incorporated by reference to Post-Effective Amendment No. 67.

(9)	Code of Ethics of DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 67.

(10)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC is filed herewith.

(11)	Code of Ethics of Manulife Asset Management (US) LLC is filed herewith.

(12)	Code of Ethics of Voya Investment Management Co. LLC is filed herewith.

(q)	(1)	Powers of Attorney for Roger A. Formisano and Suanne K. Luhn are is incorporated by reference to Post-Effective Amendment No. 49.

(2)	Powers of Attorney for Edward Gubman and George Zock are incorporated by reference to Post-Effective Amendment No. 51.

Item 29. Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement and Distribution Services Addendum filed herewith as Exhibits (e)(4) and (e)(5), respectively.

Item 31. Business and Other Connections of Investment Adviser

The list required by this Item 31 of officers and directors of Wilshire Associates Incorporated, Barrow, Hanley, Mewhinney & Strauss, LLC, DoubleLine Capital LP, Loomis, Sayles & Company, L.P., Los Angeles Capital Management and Equity Research, Inc., Manulife Asset Management (US) LLC, NWQ Investment Management Company, LLC, Pzena Investment Management, LLC, Inc., Ranger Investment Management, L.P., Victory Capital Management Inc., Voya Investment Management Co. LLC, WCM Investment Management, and, together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

Wilshire Associates Incorporated

Name and Position with Wilshire	Name and Address of Company and/or Principal Business Other Than Wilshire	Capacity
Dennis Anthony Tito, Director & Chief Executive Officer	—	—
John Hindman, Director & Vice Chairman/ President	--	--
Jason Schwarz, Director & President Wilshire Funds Management	—	—
Andrew Junkin, Director & President Wilshire Consulting	--	--
Karl Beinkampen, Director & President Private Markets Group	—	—
Reena Lalji, Director & General Counsel	--	--

Name and Position with Wilshire	Name and Address of Company and/or Principal Business Other Than Wilshire	Capacity
Bendukai Bouey, Director & Chief Compliance Officer	—	—
Joshua Emanuel, Director	--	--
Mark Brubaker, Director	—	—
Michael Wauters, Chief Financial Officer	--	--
William van Eesteren, Director	—	—

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of BHMS is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS is registered under the Investment Advisers Act of 1940 and is an affiliate of BrightSphere Investment Group Plc (“BSIG”), a NYSE listed company. Information as to the officers and directors of BHMS is as follows:

Name and Position with BHMS	Name and Address of Company and/or Principal Business Other Than BHMS	Capacity
Guang Yang, Member of the Board of Managers of BHMS	BSIG Executive	—
James P. Barrow, Founding Director	—	—
Ray Nixon, Jr., Executive Director, Member of the Board of Managers of BHMS (Mr. Nixon is expected to retire on June 30, 2019.)	—	—
Cory L. Martin, Executive Director, Member of the Board of Managers of BHMS	__	__
Patricia B. Andrews, Chief Compliance and Risk Officer, Managing Director	—	—
Meghan Driscoll, Member of the Board of Managers of BHMS	BSIG Executive	---

DoubleLine® Capital LP (“DoubleLine”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of DoubleLine is 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071. DoubleLine is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of DoubleLine is as follows:

Name and Position with DoubleLine	Name and Address of Company and/or Principal Business Other Than DoubleLine	Capacity
Jeffrey E. Gundlach, Chief Executive Officer, Chief Investment Officer, Director, Limited Partner, Executive Committee Member	—	—
Philip A. Barach, President, Limited Partner, Executive Committee Member	—	—
John J. Galligan, Executive Vice President, Limited Partner, Executive Committee Member	—	—
Youse Guia, Chief Compliance Officer, Executive Committee Member	—	—
Henry V. Chase, Chief Financial Officer, Limited Partner, Executive Committee Member	—	—
Earl A. Lariscy, General Counsel, Limited Partner, Executive Committee Member	—	—
Ronald R. Redell, Executive Committee Member, Limited Partner	—	—
Cris Sanata Ana III, Chief Risk Officer, Executive Committee Member, Limited Partner	—	—
Ignacio E. Sosa, Executive Committee Member, Director Products Solutions Group, Limited Partner	—	—
Barbara R. Van Every, Executive Committee Member, Director Investor Services, Limited Partner	—	—
Casey L. Moore, Chief Technology Officer, Executive Committee Member, Limited Partner	—	—
Jeffrey J. Sherman, Executive Committee Member, Deputy Chief Investment Officer, Limited Partner	—	—
Mark W. Christensen, Executive Committee Member, Limited Partner	—	—

Loomis Sayles & Company, L.P. (“Loomis Sayles”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Loomis Sayles is One Financial Center, Boston, MA 02111. Loomis Sayles is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Loomis Sayles is as follows:

Name and Position with Loomis Sayles	Name and Address of Company and/or Principal Business Other Than Loomis Sayles	Capacity
Beverly M. Bearden, Director	Natixis Investment Managers, L.P. (1)	Deputy Chief Executive Officer
Robert J. Blanding, Formerly Chairman of the Board (1995 to 2017) and Director (1990 to 2017)	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director (2012 to 2017)
	Loomis Sayles Investments Limited (3)	Alternate Director (2011 to 2017)
	Natixis Investment Managers Japan Co. Ltd. (4)	Director (2000 to 2017)
Daniel J. Fuss, Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I (1)	Executive Vice President
	Loomis Sayles Funds II (1)	Executive Vice President
David L. Giunta, Director	Natixis Investment Managers (1)	President and Chief Executive Officer, US and Canada
	Natixis Advisors, L.P. (1)	President and Chief Executive Officer
	Natixis Distribution Corporation (1)	Chairman, President and Chief Executive Officer
	Natixis Distribution, L.P (1)	President and Chief Executive Officer
	Loomis Sayles Funds I (1)	Trustee and Executive Vice President
	Loomis Sayles Funds II (1)	Trustee, Chief Executive Officer and President
	Natixis Funds Trust I (1)	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II (1)	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV (1)	Trustee, President and Chief Executive Officer
	Natixis ETF Trust (1)	Trustee, President and Chief Executive Officer
	Gateway Trust (1)	Trustee, President and Chief Executive Officer

Name and Position with Loomis Sayles	Name and Address of Company and/or Principal Business Other Than Loomis Sayles	Capacity
John T. Hailer, Formerly Director (2008 to 2017)	Natixis Investment Managers (1)	President and CEO, US & Asia (2007 to 2017)
Kevin P. Charleston, Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I (1)	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II (1)	Trustee
	Natixis Funds Trust I (1)	Trustee
	Natixis Funds Trust II (1)	Trustee
	Natixis Funds Trust IV (1)	Trustee
	Natixis ETF Trust (1)	Trustee
	Gateway Trust (1)	Trustee
	Loomis Sayles Distributors, Inc. (5)	Director
	Loomis Sayles Investments Limited (3)	Executive Vice President
	Loomis Sayles Trust Company, LLC (5)	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director and Chairman of the Board of Directors
John F. Gallagher III, Executive Vice President and Director	Loomis Sayles Distributors, Inc. (5)	President
	Loomis Sayles Distributors, L.P. (5)	President
	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director
Jean S. Loewenberg, Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. (5)	Director
	Loomis Sayles Investments Limited (3)	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC (5)	Manager and Secretary
	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director
John R. Gidman, Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Solutions, LLC (5)	President

Name and Position with Loomis Sayles	Name and Address of Company and/or Principal Business Other Than Loomis Sayles	Capacity
Jaehoon Park, Executive Vice President, Chief Investment Officer and Director	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director
Jean Raby, Director	Natixis Investment Managers (1)	Chief Executive Officer
John F. Russell, Executive Vice President and Director	None.	None.
Paul J. Sherba, Executive Vice President, Chief Financial Officer and Director	Loomis Sayles Distributors, Inc. (5)	Vice President and Treasurer
	Loomis Sayles Distributors, L.P. (5)	Vice President and Treasurer
	Loomis Sayles Trust Company, LLC (5)	Manager and Chief Financial Officer
	Loomis Sayles Investments Asia Pte. Ltd. (2)	Director
	Loomis Sayles Investments Limited (3)	Chief Financial Officer and Treasurer
Pierre P. Servant, Formerly Director (2007 to 2017)	Natixis Investment Managers (6)	CEO and Member of the Executive Board (2007 to 2017)
David L. Waldman, Executive Vice President, Deputy Chief Investment Officer and Director	None.	None.

(1)	The principal address for the referenced entity is 888 Boylston Street, Boston, MA 02199.

(2)	The principal address for the referenced entity is 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315.

(3)	The principal address for the referenced entity is The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA.

(4)	The principal address for the referenced entity is Hibiya Kokusai Building –4F – 2-2-3, Uchisaiwaicho Chiyoda-ku, Tokyo, 100-0011 – Japan.

(5)	The principal address for the referenced entity is One Financial Center, Boston, MA 02111.

(6)	The principal address for the referenced entity is 21 quai d’Austerlitz, 75634 Paris cedex 13 – France.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Los Angeles Capital is 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. Los Angeles Capital is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Los Angeles Capital is as follows:

Name and Position with Los Angeles Capital	Name and Address of Company and/or Principal Business Other Than Los Angeles Capital	Capacity
Thomas D. Stevens, CFA Chairman and CEO	Los Angeles Capital Global Funds PLC and LACM Global, Ltd	Director (Los Angeles Capital Global Funds PLC) Director, Chairman and CEO (LACM Global, Ltd)
Hal W. Reynolds, CFA Chief Investment Officer	—	—
Stuart K. Matsuda Chief Trading Officer	—	—
Daniel E. Allen, CFA President	Los Angeles Capital Global Funds PLC and LACM Global, Ltd	Director (Los Angeles Capital Global Funds PLC) Director and President (LACM Global, Ltd)
Jennifer E. Reynolds, IACCP ® Chief Compliance Officer and CFO	LACM Global, Ltd	Chief Compliance Officer, (LACM Global, Ltd)
Linda Barker Chief Legal Officer and General Counsel	--	--

Manulife Asset Management (US) LLC (“Manulife”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Manulife is 197 Clarendon Street, Boston, MA 02116. Manulife is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Manulife is as follows:

Name and Position with Manulife	Name and Address of Company and/or Principal Business Other Than Manulife	Capacity
Diane Robin Landers, President and Chief Operating Officer	--	--
Carolyn Marie Flanagan, Vice President, Secretary, General Counsel	--	--
Christopher Paul Conkey, Executive Vice President, Chief Investment Officer	--	--
Andrew Grant Arnott, Director	--	--

Name and Position with Manulife	Name and Address of Company and/or Principal Business Other Than Manulife	Capacity
Paul Martin Donahue, Vice President, Chief Compliance Officer	--	--
Kenneth D’Amato, Vice President, Chief Administrative Officer	--	--
Jeffrey Howard Nataupsky, Vice President, Chief Financial Officer, Controller, Treasurer	--	--
Paul Raymon Lorentz, Director	--	--
John Addeo, Senior Vice President	--	--
Howard Greene, Senior Vice President	--	--
Vincent PietropaVinolo, Vice President, Assistant Secretary, Senior Counsel	--	--
Christine Marino, Vice President, Assistant Controller, Assistant Treasurer	--	--
Jeffrey Given, Vice President	--	--
Jeffrey Santerre, Vice President	--	--
Lauren Fleming, Vice President	--	--
Thomas Shea, Vice President	--	--
Kelly Conway, Assistant Treasurer	--	--
Todd Cassler, Director	--	--
Patricia Carrington, Director	--	--

NWQ Investment Management Company, LLC (“NWQ”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. NWQ is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of NWQ is as follows:

Name and Position with NWQ	Name and Address of Company and/or Principal Business Other Than NWQ	Capacity
Jon D. Bosse, Co-President and Chief Investment Officer	—	—
Avi M. Mizrachi, Managing Director and General Counsel	—	—
Phyllis G. Thomas, Senior Managing Director, Chair, Investment Oversight Committee and Portfolio Manager	Park Century School	Trustee
	Huntington Lake Volunteer Fire Department	Officer
Craig O. Bailey, Jr., Executive Vice President, Head of Client Portfolio Management and Strategic Partner Relations	--	--
Thomas J. Lavia, Managing Director Director of Research, Equity Analyst	--	--
Thomas J. Ray, Managing Director Co-Head of Fixed Income, Portfolio Manager, Credit Analyst	--	--
Mary Ann C. Iudice, Chief Compliance Officer	--	--

Pzena Investment Management, LLC (“Pzena”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Pzena is 320 Park Avenue, 8th Floor, New York, NY 10022. Pzena is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Pzena is as follows:

Name and Position with Pzena	Name and Address of Company and/or Principal Business Other Than Pzena	Capacity
Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer and Chairman, Board of Directors
John P. Goetz, Managing Principal and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer
William L. Lipsey, Managing Principal and Head of Marketing and Client Services	Pzena Investment Management, Inc.	Executive Officer

Name and Position with Pzena	Name and Address of Company and/or Principal Business Other Than Pzena	Capacity
Gary Bachman Chief Operating Officer	Pzena Investment Management, Inc.	Executive Officer
Caroline Cai, Managing Principal & Portfolio Manager	—	—
Joan Berger, General Counsel and Chief Compliance Officer	—	—
Jessica Doran, Chief Financial Officer	Pzena Investment Management, Inc.	Executive Officer

Ranger Investment Management, L.P. (“Ranger”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Ranger is 2828 N. Harwood Street, Suite 1900, Dallas, TX 75201. Ranger is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Ranger is as follows:

Name and Position with Ranger	Name and Address of Company and/or Principal Business Other Than Ranger	Capacity
W. Conrad Doenges, Principal, CIO, Portfolio Manager	—	Principal, CIO, Portfolio Manager
Andrew Hill, Principal, Portfolio Manager	—	Principal, Portfolio Manager
Joseph LaBate, Principal, Portfolio Manager	—	Principal, Portfolio Manager
K. Scott Canon, Principal, President & CEO	Ranger Capital Group Holdings, L.P.	Principal, President & CEO
Jay Thompson, Principal, Chief Operating Officer/Chief Financial Officer	Ranger Capital Group Holdings, L.P.	Principal, Chief Operating Officer/Chief Financial Officer
Nim Hacker, Principal, General Counsel	Ranger Capital Group Holdings, L.P.	Principal, General Counsel
Jason Elliot, Managing Principal of Ranger Capital Group, LLC	Ranger Capital Group, LLC	Managing Principal
Mark Hasbani, Chief Compliance Officer	Ranger Capital Group Holdings, L.P.	Chief Compliance Officer

Victory Capital Management Inc. (“Victory Capital”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Victory Capital is 4900 Tiedeman Road Brooklyn, OH 44144. Victory Capital is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Victory Capital is as follows:

Name and Position with Victory Capital	Name and Address of Company and/or Principal Business Other Than Victory Capital	Capacity
David C. Brown, Chief Executive Officer, Director, Chairman	—	—
Kelly S. Cliff, President – Investment Franchises, Director	—	—
Michael D. Policarpo, II President, Chief Financial Officer, Chief Administrative Officer, Director	—	—
Nina Gupta Chief Legal Officer, Secretary, Director	—	—

Voya Investment Management Co LLC (“Voya”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Voya is 230 Park Avenue, New York NY 10169. Voya is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Voya is as follows:

Name and Position with Voya	Name and Address of Company and/or Principal Business Other Than Voya	Capacity
Gerald Thomas Lins, Managing Director and General Counsel	--	--
Christine Lynne Hurtsellers, Director, Chairwoman and Chief Executive Officer	--	--
Mark Donald Weber, Director and Senior Managing Director	--	--
Paul Lawrence Zemsky, Senior Managing Director	--	--
Deborah Ann Hammalian, Chief Compliance Officer and Senior Vice President	--	--

Name and Position with Voya	Name and Address of Company and/or Principal Business Other Than Voya	Capacity
Michael Bruce Pytosh, Chief Investment Officer of Equities and Senior Managing Director	--	--
Amir Sahibzada, Chief Risk Officer	--	--
Michael Allyn Bell, Director, Chief Financial Officer and Managing Director	--	--
Matthew Toms, Chief Investment Officer of Fixed Income and Proprietary Investments and Senior Managing Director	--	--
James Michael Fink, Managing Director and Chief Administrative Officer	--	--
Dina Santoro, Managing Director and Head of Product Marketing and Strategy	--	--

WCM Investment Management (“WCM”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of WCM is 281 Brooks Street Laguna Beach, CA 92651. WCM is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of WCM is as follows:

Name and Position with WCM	Name and Address of Company and/or Principal Business Other Than WCM	Capacity
Paul Black President, Co-Chief Executive Officer	__	__
Kurt Winrich Chairman, Co-Chief Executive Officer	__	__
Sloane Payne Chief Operating Officer	__	__
Mike B. Trigg Senior Vice President	__	__
David Brewer Chief Compliance Officer	__	__

Item 32. Principal Underwriters:

(a) Ultimus Fund Distributors, LLC (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

Williamsburg Investment Trust	Schwartz Investment Trust
TFS Capital Investment Trust	CM Advisors Family of Funds
Papp Investment Trust	Ultimus Managers Trust
AlphaMark Investment Trust	The Cutler Trust
Piedmont Investment Trust	WST Investment Trust
Chesapeake Investment Trust	Eubel Brady & Suttman Mutual Fund Trust
The First Western Funds Trust	Centaur Mutual Funds Trust
The Investment House Funds	Wilshire Variable Insurance Trust
Hussman Investment Trust	Peachtree Alternative Strategies Fund
Oak Associates Funds	Conestoga Funds
Meehan Mutual Funds, Inc.	Caldwell & Orkin Funds, Inc.
Unified Series Trust	FSI Low Beta Absolute Return Fund
Valued Advisers Trust	Capitol Series Trust

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Kurt B. Krebs	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal	None
Stephen L. Preston	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Steven F. Nienhaus	Vice President, Chief Technology Officer and Chief Information Security Officer	None

(c) Not applicable

Item 33. Location of Accounts and Records

1.	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (records relating to its function as fund accountant and administrator)

2.	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (records relating to its functions as Distributor)
3.	DST Systems, Inc. 333 W. 11th Street Kansas City, MO 64105 (records relating to its functions as transfer agent)
4.	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 (records relating to its function as custodian)
5.	Wilshire Associates Incorporated 1299 Ocean Avenue Suite 700 Santa Monica, CA 90401 (records relating to its function as investment adviser)
6.	Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue 31st Floor Dallas, Texas 75201 (records relating to its function as investment sub-adviser)
7.	DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071 (records relating to its function as investment sub-adviser)
8.	Loomis Sayles & Company, L.P. One Financial Center Boston, MA 02111 (records relating to its function as investment sub-adviser)
9.	Los Angeles Capital Management & Equity Research, Inc. 11150 Santa Monica Blvd. Suite 200 Los Angeles, CA 90025 (records relating to its function as investment sub-adviser)
10.	Manulife Asset Management (US) LLC 197 Clarendon Street Boston, MA 02116 (records relating to its function as investment sub-adviser)
11.	NWQ Investment Management Company, LLC 2049 Century Park East 16th Floor Los Angeles, California 90067 (records relating to its function as investment sub-adviser)
12.	Pzena Investment Management, LLC 320 Park Avenue 8th Floor New York, New York 10022 (records relating to its function as investment sub-adviser)

13.	Ranger Investment Management, L.P. 2828 N. Harwood Street, Suite 1900 Dallas, TX 75201 (records relating to its function as investment sub-adviser)
14.	Victory Capital Management Inc. 4900 Tiedeman Road Brooklyn, Ohio 44144 (records relating to its function as investment sub-adviser)
15	Voya Investment Management Co LLC 230 Park Avenue, New York NY 10169 (records relating to its function as investment sub-adviser)
16.	WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651 (records relating to its function as investment sub-adviser)

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Post-Effective Amendment No. 69 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and the State of California, on the 30th day of April, 2019.

WILSHIRE MUTUAL FUNDS, INC.

By:	/s/ Jason A. Schwarz
Jason A. Schwarz, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 69 to the registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Roger Formisano*	Director	April 30, 2019
Roger Formisano
Edward Gubman*	Director	April 30, 2019
Edward Gubman
Suanne K. Luhn*	Director	April 30, 2019
Suanne K. Luhn
/s/ Jason A. Schwarz	Director	April 30, 2019
Jason A. Schwarz

George J. Zock*	Director	April 30, 2019
George J. Zock
/s/Michael Wauters	Treasurer	April 30, 2019
Michael Wauters
/s/ Jason A. Schwarz	President	April 30, 2019
Jason A. Schwarz
*By: /s/ Michael Wauters		April 30, 2019
Michael Wauters

*	As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed.

EXHIBIT INDEX

(d)(21)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Manulife Asset Management (US) LLC dated June 4, 2018
(d)(22)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Voya Investment Management Co LLC dated June 14, 2018
(d)(23)	Second Amendment to the Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated June 15, 2018
(e)(4)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019
(e)(5)	Distribution Services Addendum with Ultimus Fund Distributors, LLC, dated February 1, 2019
(h)(9)

Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Small Company Growth Portfolio and Small Company Value Portfolio, effective May 1, 2019

(h)(10)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc. on behalf of the Wilshire International Equity Fund, dated May 1, 2019
(h)(11)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Wilshire Income Opportunities Fund, dated May 1, 2019
(h)(12)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc. on behalf of the Large Company Growth Portfolio, dated January 1, 2019
(h)(13)	Amendment to the Fund Accounting Addendum and Fund Accounting and Fund Administration Fee Letter to the Master Services Agreement with Ultimus Fund Solutions, LLC dated May 31, 2018
(h)(14)	Form of Commission Recapture Agreement with Cowen and Company, LLC
(j)	Consent of independent registered public accountant
(p)(1)	Code of Ethics of Los Angeles Capital Management & Equity Research, Inc.
(p)(2)	Code of Ethics and Supplement to the Code of Ethics of NWQ Investment Management Company, LLC
(p)(5)	Code of Ethics of Victory Capital Management Inc.
(p)(6)	Code of Ethics of Loomis, Sayles & Company, L.P.
(p)(7)	Amended Code of Ethics of Wilshire Associates Incorporated
(p)(10)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC
(p)(11)	Code of Ethics of Manulife Asset Management (US) LLC
(p)(12)	Code of Ethics of Voya Investment Management Co. LLC